As filed with the Securities and Exchange Commission on April 28, 2017

Registration No. 333-169797

811-6584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 6

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 296

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York Separate Account A)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

Copy to:

100 Summit Lake Drive, Second Floor

Valhalla, New York 10595

(Address of Depositor’s Principal Executive Offices)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esquire

John Hancock Life Insurance Company of New York

601 Congress Street

Boston, MA 02210-2805

(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2017, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® Frontier Variable Annuity Prospectus PREVIOUSLY ISSUED CONTRACTS

May 1, 2017

This Prospectus describes interests in VENTURE® FRONTIER flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Frontier Variable Annuity Contract for the name of your issuing Company. Effective December 16, 2011, the Contracts are no longer offered for sale.

Variable Investment Options. We measure Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust. John Hancock Investment Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust. On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

CONTRACTS WITH INCOME PLUS FOR LIFE® 6.11 SERIES RIDERS	CONTRACTS WITHOUT INCOME PLUS FOR LIFE® 6.11 SERIES RIDERS
Bond Trust [1]	Core Strategy Trust
Lifestyle Balanced PS Series	Investment Quality Bond Trust
Lifestyle Conservative PS Series	Lifestyle Balanced MVP
Lifestyle Growth PS Series	Lifestyle Balanced PS Series
Lifestyle Moderate PS Series	Lifestyle Conservative MVP
Ultra Short Term Bond Trust	Lifestyle Conservative PS Series
Lifestyle Growth MVP
Lifestyle Growth PS Series
Lifestyle Moderate MVP
Lifestyle Moderate PS Series
Total Bond Market Trust B Ultra Short Term Bond Trust

1 You cannot directly allocate Purchase Payments or Contract Value to the Bond Trust Subaccount. If you purchased a Contract with one of the Income Plus for Life® 6.11 Series Riders (the “IPFL 6.11 Series Riders”) we offered, we may make automatic transfers of Contract Value to and from the Designated Investment Option (currently the Bond Trust Subaccount), as determined by the Portfolio Stabilization Process® that we use in connection with those Riders. We describe the process and the automatic transfers in this Prospectus under “Features of the IPFL 6.11 Series Riders.”

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Contract allows you to elect a Flex Access feature that provides a shorter withdrawal charge schedule in exchange for an extra distribution fee. Instead of a seven-year withdrawal charge schedule on each withdrawal of Purchase Payments, choosing the Flex Access option gives you a four-year schedule. On Contracts with the Flex Access option, we charge an additional asset-based fee against your Contract Value during the first four Contract Years (see “VII. Charges and Deductions – Asset-Based Charges” for more information). Expenses for a Contract with the Flex Access option may be higher than the expenses for a Contract which does not have Flex Access. Please read “V. Description of the Contract – Withdrawals” for more information about the Flex Access option.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuitiesnewyork.com	(800) 551-2078

0517:110301	Venture® Frontier

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I. Glossary

General Terms

In the following section, we define terms that we use throughout this Prospectus. In the second section of the Glossary, we define terms contained in this Prospectus that we use to describe our Income Plus for Life® 6.11 Series Riders. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of a Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. (See “VI. Optional Benefits – Annual Step-Up Death Benefit.”)

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on the first page of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date at least six months (one year for John Hancock New York Contracts) after the Contract Date, and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract – Pay-out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: A Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of a Contract.

Contract Value: The total of the Investment Account values attributable to a Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract is issued, or any anniversary of that date.

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Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may elect for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Subaccount: A separate division of the applicable Separate Account.

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Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Options: The variable investment choices available to Contract Owners, and the Designated Investment Option (currently the Bond Trust Subaccount) that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

Special Terms Used with Our Income Plus For Life® 6.11 Series Riders

In the following section, we define terms used in this Prospectus in connection with our Income Plus for Life® 6.11 Series Riders. Please see “VI. Optional Benefits” for more details about these Riders.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base.

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 6.11 Rider) turns age 65.

Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 6.11 Rider) turns age 95.

Assumed Equity Allocation Factor or AEAF: An assumed equity factor assigned to each of the Lifestyle PS Series Subaccounts under the Portfolio Stabilization Process® that does not change. The Portfolio Stabilization Process® also determines a dollar-weighted AEAF on a periodic basis based on your current Contract Value in the Lifestyle PS Series Subaccounts.

Benefit Base: The value we use to determine guaranteed annual withdrawal amounts under the Riders.

Benefit Rate: The rate we use to determine guaranteed annual withdrawal amounts under the Riders.

Covered Person(s): The individual (or two individuals under an Income Plus for Life – Joint Life® 6.11 Rider) whose lifetime(s) we use to determine the duration of any guaranteed lifetime withdrawal amounts under the Rider. The Covered Person(s) must be the Annuitant (or Co-Annuitants) under the Contract.

Credit: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Credit, if applicable, increases the Benefit Base if you defer taking withdrawals during one or more Credit Periods.

Credit Period: The period of time we use to measure the availability of Credits.

Credit Rate: The rate we use to determine a Credit, if any, under the Riders. The Credit Rate is based on the Covered Person’s (youngest Covered Person’s under an Income Plus For Life – Joint Life® 6.11 Rider) age on each Contract Anniversary.

Designated Investment Option: A Subaccount (currently the Bond Trust Subaccount) that we use for automatic transfers of Contract Value to or from other Variable Investment Options (currently the Lifestyle PS Series Subaccounts) under the Portfolio Stabilization Process®.

Excess Withdrawal: A withdrawal that exceeds certain limits under the Income Plus For Life® 6.11 Series Riders.

Income Plus For Life® 6.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of a single Covered Person. We also may refer to this Rider as the “IPFL 6.11 Rider.”

Income Plus For Life – Joint Life® 6.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of two Covered Persons. We also may refer to this Rider as the “IPFL – Joint Life 6.11 Rider.”

Income Plus For Life® 6.11 Series Riders: Both Income Plus For Life® 6.11 Riders – i.e., Income Plus For Life® 6.11 and Income Plus For Life – Joint Life® 6.11. We also may refer to these Riders as the “IPFL 6.11 Series Riders.”

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Lifetime Income Amount: The annual guaranteed withdrawal amounts under the Riders.

Lifetime Income Date: The date on which the Lifetime Income Amount guarantee begins.

Lifestyle PS Series Subaccounts: The Subaccounts that invest in a specific Lifestyle PS Series Portfolio of the John Hancock Variable Insurance Trust: Lifestyle Balanced PS Series Subaccount, Lifestyle Conservative PS Series Subaccount, Lifestyle Growth PS Series Subaccount and Lifestyle Moderate PS Series Subaccount. We make the Lifestyle PS Series Subaccounts available under a Contract with an IPFL 6.11 Series Rider.

Monthly Anniversary: The day in each calendar month that is the same day of the month as the Contract Date. If that day is not a Business Day, the Monthly Anniversary will be the next Business Day. If the Monthly Anniversary is on the 29th, 30th or 31st, then for any month that does not include those dates, the Monthly Anniversary will be the first Business Day of the following month.

Portfolio Stabilization Process®: A non-discretionary, systematic mathematical process we use each Business Day to monitor the Contract Value under a Contract with an IPFL 6.11 Series Rider. The Portfolio Stabilization Process® determines the amount of Contract Value, if any, that we automatically transfer between the Lifestyle PS Series Subaccounts and a “Designated Investment Option” (currently the Bond Trust Subaccount) at the end of a Business Day.

Reference Value: A value that the Portfolio Stabilization Process® uses each Business Day to compare against your Contract Value. The Reference Value is based on your initial Contract Value, and is adjusted each Business Day to reflect Additional Purchase Payments and Excess Withdrawals. We adjust the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value. The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

Reference Value Ratio or RV Ratio: The Contract Value on any Business Day divided by the current Reference Value.

Settlement Phase: The period when your Contract Value is less than the Lifetime Income Amount and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate.

Step-Up: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Step-Up, if applicable, increases the Benefit Base to reflect favorable investment performance, if any, on Contract Anniversaries before and after the Lifetime Income Date, up to and including the Age 95 Contract Anniversary.

Step-Up Date: A date on which we determine whether a Step-Up could occur.

Target Bond Trust Subaccount Allocation: The target amount required to be maintained in the Designated Investment Option of the Portfolio Stabilization Process® (currently the Bond Trust Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred variable annuity contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant, unless the Owner is a trust or custodian. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. The Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by a Qualified Plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal benefits called the “Income Plus For Life® 6.11 Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under “VI. Optional Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment (see “Accumulation Period Provisions – Limitations on Additional Purchase Payments” in “V. Description of the Contract”).

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What charges do I pay under the Contract?

The Contracts have an annual Contract fee of $50, which we waive if you are registered for electronic delivery of transaction confirmations (see “V. Description of the Contract – Telephone and Electronic Transactions”). Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under an Income Plus For Life® 6.11 Series Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, and which of the following charge structures you selected prior to issuance:

●	Venture® Frontier – the Contract imposes a charge on each withdrawal of Purchase Payments (net of the “free Withdrawal Amount” – see “VII. Charges and Deductions – Withdrawal Charges”) equal to 8%, 7%, 6%, 5%, 4%, 3% and 2% in the years after payment and reducing after year seven to 0%; or
●	Venture® Frontier with Flex Access – this option imposes a withdrawal charge equal to 8%, 7%, 6% and 5% in the years after payment and reducing after year four to 0%, plus an additional asset-based 0.50% distribution charge for the first four Contract Years.

For more information, please see “III. Fee Tables.”

What are my investment choices?

Variable Investment Options. We hold the assets of each Variable Investment Option in a Subaccount that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”).

We offer two sets of Variable Investment Options. The set of Variable Investment Options available to you depends upon whether you selected an Income Plus for Life® 6.11 Series Rider with your Contract.

Contracts with an Income Plus For Life® 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Investment Options:

Lifestyle Balanced PS Series Subaccount

Lifestyle Conservative PS Series Subaccount

Lifestyle Growth PS Series Subaccount

Lifestyle Moderate PS Series Subaccount

Ultra Short Term Bond Trust Subaccount

In addition, we may make automatic transfers of your Contract Value to and from the Designated Investment Option (currently the Bond Trust Subaccount), in accordance with the Portfolio Stabilization Process® that is a feature of the IPFL 6.11 Series Riders. You cannot directly allocate any of your Contract Value to the Bond Trust Subaccount, but we may transfer your Contract Value between the Lifestyle PS Series Subaccounts you choose and the Bond Trust Subaccount. We describe the Portfolio Stabilization Process® we use to determine when and how much we may transfer under “VI. Optional Benefits.”

If you purchased a Contract with an Income Plus for Life® 6.11 Series Rider, you authorized us to transfer your Contract Value between the Lifestyle PS Series Subaccounts and the Designated Investment Option (currently the Bond Trust Subaccount). Accordingly, your ability to maintain an investment in the Lifestyle PS Series Subaccounts is affected by automatic transfers we may make to and from the Bond Trust Subaccount. An Income Plus For Life® 6.11 Series Rider may not be appropriate if you are primarily interested in maximizing the Contract’s potential for long-term participation in equity securities markets.

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Contracts without an Income Plus For Life® 6.11 Series Rider. If you purchased a Contract without an IPFL 6.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Variable Investment Options:

Core Strategy Trust Subaccount

Investment Quality Bond Trust Subaccount

Lifestyle Balanced MVP Subaccount

Lifestyle Balanced PS Series Subaccount

Lifestyle Conservative MVP Subaccount

Lifestyle Conservative PS Series Subaccount

Lifestyle Growth MVP Subaccount

Lifestyle Growth PS Series Subaccount

Lifestyle Moderate MVP Subaccount

Lifestyle Moderate PS Series Subaccount

Total Bond Market Trust B Subaccount

Ultra Short Term Bond Trust Subaccount

All Contracts

Before you select Variable Investment Options under a Contract, you should consider:

●	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
●	The risks, fees and expenses (such as operating expenses and transaction costs) associated with the Portfolios available under a Contract with an Income Plus For Life® 6.11 Series Rider generally will differ from those associated with the Portfolios available in a Contract without an Income Plus For Life® 6.11 Series Rider, even where the Portfolio names are similar (see “IV. General Information about Us, the Separate Accounts and the Portfolios – The Portfolios”). Please review the Portfolio prospectuses for more information.
●	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you do not have the ability to determine the investment decisions or strategies of the Portfolios.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During Pay-out Period”).

Transfers under Contracts with an Income Plus For Life® 6.11 Series Rider. We impose restrictions on your ability to make transfers among certain Variable Investment Options available under the Income Plus For Life® 6.11 Series Riders. In addition, we are authorized to make automatic transfers under the Portfolio Stabilization Process® from time to time. These automatic transfers move your Contract Value between the Lifestyle PS Series Subaccounts you select and the Designated Investment Option (currently the Bond Trust Subaccount) (see “VI. Optional Benefits”).

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How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300, or your entire balance in that Investment Option if less than $300. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VII. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® 6.11 Series Rider may affect the benefits under the Rider (see “VI. Optional Benefits”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

For the additional charge shown in the Fee Tables, you may have purchased a Rider offering optional benefits. The availability of the Riders may have varied by state.

Income Plus For Life® 6.11 Series Riders

The Income Plus For Life® 6.11 Series Riders (or “IPFL 6.11 Series Riders”) are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract’s investment performance. We describe the Riders’ terms in more detail in “VI. Optional Benefits.”

Availability. If it was available in your state, you may have elected to purchase an IPFL 6.11 Series Rider through your financial representative’s authorized distributor. If we issued you a Contract with an IPFL 6.11 Series Rider, you cannot terminate the Rider or exchange it for another Rider while your Contract is in effect.

Rider Benefit. We designed the IPFL 6.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a “Lifetime Income Date.” If you limit your annual withdrawals to the Lifetime Income Amount, we make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We pay the Lifetime Income Amount automatically during the Rider’s “Settlement Phase,” which begins when your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider.

Excess Withdrawals. Under the IPFL 6.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

●	you make a withdrawal before the Lifetime Income Date, or
●	your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.

We reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. We also reduce the Lifetime Income Amount if your annual Withdrawal Amounts after the Lifetime Income Date exceed the limits specified in the IPFL 6.11 Series Riders. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining Benefit Base to zero (see “VI. Optional Benefits – Features of IPFL 6.11 Series Riders”).

Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it usually differs from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($3 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or “step up” the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments (if not otherwise restricted – see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

Investment Limitations – Automatic Transfers of Contract Value. If you purchased a Contract with an IPFL 6.11 Series Rider, you must invest your Contract Value only in the Variable Investment Options we make available for that Rider. Under the IPFL 6.11 Series Riders, we monitor your Contract Value each Business Day and we may make automatic transfers of some of your Contract Value between the Lifestyle PS Series Subaccounts you select and the Designated Investment Option (currently the Bond Trust Subaccount). We only make these automatic transfers to or from the Bond Trust Subaccount under a non-discretionary, systematic mathematical process we call the “Portfolio Stabilization Process®.” We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI. We do not permit you to invest directly in or transfer funds directly out of the Bond Trust Subaccount.

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Annual Step-Up Death Benefit Rider

You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased an Income Plus For Life® 6.11 Series Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or death if earlier). The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected. The Annual Step-Up Death Benefit Rider was not available, however, if you (or any co-Owner) had already turned age 75 at the time you purchased the Contract, or if your Contract was an IRA that you inherited from someone else (unless you were the Spouse of the decedent and owned the IRA in your own name).

If you elected to purchase an Annual Step-Up Death Benefit Rider and not an IPFL 6.11 Series Rider, you can invest your Contract Value in the Investment Options available under a Contract without an IPFL 6.11 Series Rider. We reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any Contract Value already allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option.

What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrenders and systematic withdrawals);
●	payment of any death benefit proceeds;
●	periodic payments under one of our annuity payment options;
●	certain ownership changes; and
●	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the nature of any Qualified Plan for which the Contract is being used; and
●	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those provided by a Qualified Plan, including an IRA. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in “VIII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should have consulted with a qualified tax professional regarding the suitability of the Contract.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Frontier Contract. These fees and expenses are more completely described under “VII. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay when you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Venture® Frontier Withdrawal Charge[2] (as percentage of Purchase Payments)
First Year	8%
Second Year	7%
Third Year	6%
Fourth Year	5%
Fifth Year	4%
Sixth Year	3%
Seventh Year	2%
Thereafter	0%
Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]        State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.

[2]        You selected at issue either the Venture® Frontier withdrawal charge schedule or the Venture® Frontier with Flex Access option and, once made, your selection may not be revoked. Note that the Flex Access option also has an asset-based distribution charge (see following table). Please refer to “VII. Charges and Deductions” for more information. The withdrawal charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]        This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$50
	Venture® Frontier [2]	Venture® Frontier with Flex Access [2]
Annual Separate Account Expenses[3]		Contract Years 1-4	Contract Years 5+
(as a percentage of Contract Value in the Variable Investment Options)

Mortality and Expense Risks Fee[4]	1.00%	1.00%	1.00%
Administration Fee (asset-based)	0.15%	0.15%	0.15%
Distribution Fee (asset-based) [5]	0.00%	0.50%	0.00%

Total Annual Separate Account Expenses[3]	1.15%	1.65%	1.15%
(With No Optional Riders Reflected)

Optional Benefits		Contract Years 1-4	Contract Years 5-7

Fees deducted from Separate Account	0.30%	0.30%	0.30%
Optional Annual Step-Up Death Benefit Fee

Total Annual Separate Account Expenses[6]	1.45%	1.95%	1.45%

[1]     The annual Contract fee is waived if you are registered for electronic delivery of transaction confirmations (see “IX. General Matters – Transaction Confirmations”).

[2]     The asset based charges are assessed differently under each withdrawal charge option. Please refer to “VII. Charges and Deductions” for more information.

[3]     We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.

[4]     This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis.

[5]     If you choose the Flex Access withdrawal charge option, the Distribution Fee is assessed for the first four Contract Years.

[6]     Amount shown includes the Mortality and Expense Risks Fee, Administration Fee, Distribution Fee, as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders (You were allowed to select only one of the following. We deduct the fee on an annual basis from Contract Value.)
	IPFL 6.11 Rider [1]	IPFL – Joint Life 6.11 Rider[2]
Maximum Fee	1.50%	1.50%
Current Fee	1.00%	1.00%

[1]     The current charge for the Income Plus For Life® 6.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we do not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

2    The current charge for the Income Plus For Life – Joint Life® 6.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we do not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

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The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture® Frontier with IPFL 6.11 Series Rider		Venture® Frontier without IPFL 6.11 Series Rider
Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2016)	Minimum	Maximum	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees and other expenses	0.85%	0.91%	0.51%	.97%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Venture® Frontier Contract with the Flex Access option and the optional benefit Riders shown below. Example 2 pertains to a Contract with the Flex Access option and without optional benefit Riders. Example 3 pertains to a Contract the optional benefit Riders shown below. Example 4 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Venture® Frontier with Flex Access Contract with optional benefit Riders

The following example assumes that you invest $10,000 in a Contract with the Flex Access withdrawal charge schedule option and the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee, Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA John Hancock New York Contract with Income Plus For Life® 6.11 and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,234	$2,071	$2,526	$5,070
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$498	$1,520	$2,526	$5,070

Example 2: Minimum Portfolio operating expenses – Venture® Frontier with Flex Access Contract with no optional benefit Riders

The next example assumes that you invest $10,000 in a Contract with the Flex Access withdrawal charge schedule option and no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,011	$1,407	$1,341	$2,595
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$269	$822	$1,341	$2,595

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Example 3: Maximum Portfolio operating expenses – Venture® Frontier Contract with optional benefit Riders

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA John Hancock New York Contract with Income Plus For Life® 6.11 and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,188	$1,935	$2,715	$4,911
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$448	$1,374	$2,339	$4,911

Example 4: Minimum Portfolio operating expenses – Venture® Frontier Contract with no optional benefit Riders

The next example assumes that you invest $10,000 in a Contract with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$965	$1,265	$1,542	$2,417
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$219	$670	$1,142	$2,417

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts

and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, or when we transfer Contract Value to the Designated Investment Option (currently the Bond Trust Investment Option), we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, or when we transfer Contract Value to or from the Designated Investment Option (currently the Bond Trust Investment Option), we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account. Similarly, the performance of a Portfolio available under a Contract could differ substantially from that of another Portfolio with a similar name and investment objective that is also available under the Contract.

Our Managed Volatility Portfolios (“MVP“s)

In selecting the Portfolios that are available as Investment Options under a Contract with an IPFL 6.11 Series Rider, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with the Portfolio Stabilization Process® and our obligations to pay guarantees and benefits under the Rider. We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Rider. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The four MVPs offered under the Contract have the following objectives and strategies:

Lifestyle Balanced MVP. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

Lifestyle Conservative MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

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Lifestyle Growth MVP. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Moderate MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you additional.

Funds of Funds

The Core Strategy Trust Portfolio and each of the John Hancock Variable Insurance Trust’s “Lifestyle” Portfolios is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these funds of funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

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Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST The Portfolios available may be restricted if you purchased a Contract with an Income Plus For Life® 6.11 Series Rider
Portfolio	Subadviser	Investment Objective
Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks income and capital appreciation.
Core Strategy Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long term growth of capital; current income is also a consideration.
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Aggressive PS Series Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital.
Lifestyle Balanced MVP Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Balanced PS Series Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative MVP Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Conservative PS Series Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth MVP Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

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JOHN HANCOCK VARIABLE INSURANCE TRUST The Portfolios available may be restricted if you purchased a Contract with an Income Plus For Life® 6.11 Series Rider
Portfolio	Subadviser	Investment Objective
Lifestyle Growth PS Series (successor to Franklin Templeton Founding Allocation Trust) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate MVP Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Moderate PS Series Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Total Bond Market Trust B Series II	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “VIII. Federal Tax Matters,” or you may request a copy of the SAI from the Annuities Service Center). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. We designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. Please also consider that:

●	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
●	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VIII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VIII. Federal Tax Matters,” or you may request a copy of the SAI from the Annuities Service Center.

Accumulation Period Provisions

Limitations on Additional Purchase Payments

Restriction on Additional Purchase Payments for Nonqualified Contracts. Except as listed below, you may not make an Additional Purchase Payment after the first Contract Year.

●	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.
●	(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the first Contract Anniversary if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for all Nonqualified Contracts remain subject to the following:

●	You may not make an Additional Purchase Payment if your total contract value (your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates) exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.
●	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restriction on Additional Purchase Payments for Qualified Contracts (Including IRAs). Except as listed below, you may not make an Additional Purchase Payment after the later of the first Contract Year or the Age 65 Contract Anniversary.

●	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.
●	(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the later of the first Contract Anniversary or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for all Qualified Contracts remain subject to the following:

●	You may not make an Additional Purchase Payment if your total contract value exceeds $1 million at the time of payment or if your total contract value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.
●	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

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If we issued your Contract in connection with an IRA, any Additional Purchase Payments for the year that you become age 70 1⁄2 and for any subsequent year must qualify as a “rollover contribution.” Please consult with a qualified tax professional for additional information.

For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.

Approval of Additional Purchase Payments through Automatic Payments or Transfers from Financial Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of the Contract, including any GMWB Rider, when made in connection with an automatic payment or transfer program from a bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

●	the Financial Account Plan or Payroll Plan was in effect on October 12, 2012,
●	no automatic withdrawal program from your Contract is in effect;
●	any GMWB Rider that you may have purchased with your Contract is not in the Settlement Phase; and
●	you have received our approval if any of the conditions below apply.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Any Additional Purchase Payments will be subject to our approval if any of the following conditions apply:

●	you make the payment under a Financial Account Plan and it exceeds the amount authorized on October 12, 2012 to be paid or transferred periodically from the bank account, brokerage account or other account you hold at a similar financial institution, and paid to us as an Additional Purchase Payment; or
●	your total contract value exceeds $1 million at the time of payment, under either a Financial Account Plan or Payroll Plan; or
●	your total contract value is less than $1 million and the Additional Purchase Payment under either a Financial Account Plan or Payroll Plan would cause your total contract value to exceed $1 million.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

●	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or
●	we impose additional restrictions, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

●	You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.
●	You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.
●	You and your Spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000.
●	You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.
●	You purchased a Contract to be used within John Hancock USA’s Individual 401(k) Program.
●	You purchased a new Qualified Contract under an already existing qualified retirement plan AND the plan owned one or more Qualified Contracts issued by us prior to June 1, 2004.

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If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

●	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
●	the Contract Value at the end of such two-year period is less than $2,000.

In addition, if your account value becomes less than the annual administration and/or Rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, reduced by any Withdrawal Charges, Contract Fees and Rider fees. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable) and roll over eligibility. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VIII. Federal Tax Matters”).

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value, and for the Bond Trust Subaccount when we transfer Contract Value into that Subaccount. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete. We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, transfer amounts to or from the Bond Trust Subaccount, or apply amounts to an Annuity Option.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transfers of Contract Value under the IPFL 6.11 Series Riders’ Portfolio Stabilization Process®, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day;

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●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day; or
●	the transfer of Contract Value is an “automated transaction” scheduled for that Business Day under the Portfolio Stabilization Process®.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program; (b) automatic transfers to or from a Designated Investment Option (currently the Bond Trust Subaccount) under the Portfolio Stabilization Process®; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

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We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Automatic Transfers Under IPFL 6.11 Series Riders

If you purchased a Contract with an IPFL 6.11 Series Rider, we use a non-discretionary, systematic mathematical process, the “Portfolio Stabilization Process®,” to transfer Contract Value to and from the Designated Investment Option (currently the Bond Trust Subaccount). We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” in this Prospectus, and in the SAI.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”) to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA

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Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

Impact of Automatic Transfers under an IPFL 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value will be transferred to or from the Designated Investment Option (currently the Bond Trust Subaccount). The Portfolio Stabilization Process® may result instead in limiting your ability to achieve the desired benefit of the DCA programs. Although we process a daily transaction under the DCA program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	greater redemptions of accumulation units of a particular Investment Option when the unit value is low;
(ii)	greater purchases of accumulation units of a particular Investment Option when the unit value is high; and
(iii)	a different duration, and different amounts, invested in a particular Investment Option than you initially intended.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” and in the SAI.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

We permit Asset Rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Impact of Automatic Transfers under an IPFL 6.11 Series Rider. If you purchased a Contract with an IPFL 6.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value is to be transferred to or from the Designated Investment Option (currently the Bond Trust Subaccount). The Portfolio Stabilization Process® is not designed to maintain Contract Value among Investment Options in your indicated percentages. It may result instead in limiting your ability to achieve the desired benefit of the Asset Rebalancing Program.

Although we process a scheduled transaction under the Asset Rebalancing Program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	transfers on a scheduled Asset Rebalancing date that do not match your indicated percentages;
(ii)	transfers to and from a particular Investment Option between scheduled Asset Rebalancing dates; and
(iii)	gains and losses between scheduled Asset Rebalancing dates for a particular Investment Option that do not reflect the investment of your indicated percentage of Contract Value in the Investment Option for the entire period.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI.

Please consult with your financial representative to assist you in deciding whether the Asset Rebalancing Program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

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Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a withdrawal from a Contract with an IPFL 6.11 Series Rider, your Withdrawal Amount is taken proportionally from all of your Variable Investment Options, including the Bond Trust Subaccount.

When making a withdrawal from a Contract without an IPFL 6.11 Series Rider, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Option(s) from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $1,000, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Frontier Variable Annuity Contracts that do not have an Income Plus For Life® 6.11 Series Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VIII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals. (Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

●	you have no signed application on file with us; or
●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal or surrender request; or
●	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized

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signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Plan

For Contracts without an IPFL 6.11 Series Rider, we administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with an IPFL 6.11 Series Rider. There is no charge for participation in this program. Please read “VI. Optional Benefits – Withdrawals, Distributions and Settlements – Pre-authorized Withdrawals – The Income Made Easy Program,” for more information.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

●	the Contract Value; or
●	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis, by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and
(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional Income Plus For Life® 6.11 Series Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read “VI. Optional Benefits” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

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Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

●	The Beneficiary becomes the Owner.
●	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	We waive withdrawal charges for all future distributions.
●	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
●	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
●	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit.

If you substitute a new Contract Owner, the death benefit will be the Contract Value and the Guaranteed Minimum Death Benefit will no longer apply, with the following exceptions:

(a)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner;
(b)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual;
(c)	the change is from one guardian , custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
(d)	ownership is transferred to the Owner’s Spouse following the death of the Owner.

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A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.

Please see “VI. Optional Benefits” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, the earliest allowable Annuity Commencement Date is six months after the Contract Date. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the 95th birthday of the oldest Annuitant (or in New York, the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 95). Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VIII. Federal Tax Matters – Qualified Contracts – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default a variable Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. For Contracts with an Income Plus For Life® 6.11 Series Rider, we provide as a default a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

●	you are no longer permitted to make any withdrawals under the Contract;
●	you are no longer permitted to make or receive any withdrawals under an IPFL 6.11 Series Rider;
●	we may not change the Annuity Option or the form of settlement; and
●	your Guaranteed Minimum Death Benefit terminates.

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Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with an IPFL 6.11 Series Rider. We make additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® 6.11 Series Riders (“IPFL Alternate Annuity Options”). The applicable fixed IPFL Alternate Annuity Option for single or joint lives shown below will be provided as the default option at your Contract’s Maturity Date.

IPFL Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with an IPFL 6.11 Rider. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 6.11 Rider that you purchased with your Contract; or
●	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

IPFL Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with the IPFL – Joint Life 6.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life 6.11 Rider that you purchased with your Contract; or
●	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with an Income Plus For Life® 6.11 Series Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

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We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s age and the Annuity Option selected. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro rata portion of the administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 1% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 2.17%.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid

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guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life or payments during the Settlement Phase under an optional Income Plus For Life® 6.11 Series Rider. Please read “VI. Optional Benefits” for additional information.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. We do not permit joint ownership of Contracts purchased by a non-natural person (such as a corporation or a trust) or held for the benefit of such an entity. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner (except when the Owner is a trust or custodian). If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center.

Before requesting a change of ownership or making an assignment of your Contract, please consider the following:

●	A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
●	A change of ownership may result in termination of a minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from “VI. Optional Benefits”).
●	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
●	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
●	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
●	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
●	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date (except when the Owner is a trust or custodian).

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume

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no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age or Survival

We normally require proof of age or survival of any person upon whose age or survival any payment depends. If the age of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age. If we have made incorrect payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future payments.

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VI. Optional Benefits

Overview

We offer two types of optional benefit Riders that you may have elected to purchase when you purchased a Contract:

●	the Income Plus For Life® 6.11 Series Riders*, which are designed to provide a stream of lifetime income to the annuitant through withdrawals; and
●	the Annual Step-Up Death Benefit Rider, which has the potential to provide a death benefit in excess of that provided under the Contract if the holder of the Contract (or the Annuitant, if the holder is a legal entity) dies during the Accumulation Phase of the Contract.

*We use the term “IPFL 6.11 Series Riders” in the Prospectus to refer to both Income Plus For Life® Riders, i.e., Income Plus For Life® 6.11 and Income Plus For Life – Joint Life® 6.11.

You could have elected to purchase these Riders only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you may not revoke these optional benefits (unless we increase the Rider fee). When your Contract reaches the Maturity Date, you may elect to extend the Maturity Date, if the current Maturity Date is earlier than the default Maturity Date, or choose one of our Annuity Options. If you do not elect to extend the Maturity Date or choose an Annuity Option (or do not make a total withdrawal of the Surrender Value), we provide as a default a fixed Annuity Option as described in “V. Description of the Contract – Additional Annuity Options for Contracts with an IPFL 6.11 Series Rider.”

Features of the IPFL 6.11 Series Riders

Covered Person(s)

The Income Plus For Life® 6.11 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® 6.11) or on the lifetime durations of two Covered Persons (Income Plus For Life – Joint Life® 6.11).

Single Life Guarantee. For Income Plus For Life® 6.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Annuitant at issue of the Rider.

The Covered Person must remain an Annuitant (subject to our underwriting rules) to receive benefits under a Rider.

Joint Life Guarantee. Income Plus For Life – Joint Life® 6.11 Riders provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, determined at the time you elected the Rider. A Spouse may need to qualify as a “spouse” under state law to be treated as a Covered Person under the Contract.

Availability

You could have elected an IPFL 6.11 Series Rider at the time you purchased a Contract. You may have elected to purchase an Income Plus For Life® 6.11 Series Rider only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you cannot revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable (unless we increase the Rider fee).

Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.

Rider Fee

We charge an additional fee on each Contract Anniversary for the IPFL 6.11 Series Riders. Subject to certain limits described below, we reserve the right to change the fee, up to the maximum fee, at any time. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

●	on the date we determine the death benefit;
●	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
●	at full surrender of the Contract.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

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The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the IPFL 6.11 Series Rider fee at any time, but we will not change the Rider fee during the first two Contract Years, or within the two Contract Years following a change in the Rider fee. The fee will never exceed a maximum fee of 1.50%.

If we increase the Rider fee, you may elect to terminate your IPFL 6.11 Series Rider by submitting a written request in Good Order to our Annuities Service Center:

●	that includes your instructions for the reallocation of Contract Value (at your option, including any Contract Value allocated to a DCA Source Investment Option) to Investment Options we then make available for a similar Contract without an IPFL 6.11 Series Rider; and
●	that we receive in Good Order no later than 30 days after the effective date of the increase.

At the end of the Business Day on which we determine that your written request complies with the above conditions, we will process the following transactions:

●	we will determine your total Contract Value based on your allocations to the Investment Options then available under the IPFL Rider;
●	if applicable, we will transfer your total Contract Value to your new Investment Option allocations; and
●	we will terminate the Rider.

We will not deduct a Rider fee after the effective date of the increase if your request for termination complies with our requirements. The Portfolio Stabilization Process® will not apply to these transactions. Any reallocation will not count against the number of transfers that we allow per Contract Year. Upon Termination the Rider cannot be reinstated.

Restrictions on Additional Purchase Payments

We generally restrict your ability to make Additional Purchase Payments into Contracts with or without an IPFL 6.11 Series Rider (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

IPFL 6.11 Series Riders Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for the IPFL 6.11 Rider): the Covered Person remains alive and is designated as an Annuitant under the Contract, or
●	(for the IPFL – Joint Life 6.11 Rider): either Covered Person remains alive and is designated as an Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider on the Lifetime Income Date; by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 6.11): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 6.11 Series Rider’s Benefit Base and/or Benefit Rate. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the youngest Covered Person turned age 59 1⁄2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the youngest Covered Person turns age 59 1⁄2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

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Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).

Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an IPFL 6.11 Series Rider is $3 million. The initial Benefit Base equals the amount of your initial Purchase Payment (up to $3 million).

We reduce the Benefit Base if you take Excess Withdrawals. We reduce the Benefit Base to reflect these withdrawals on a pro rata basis. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.

Benefit Rate. We use the following Benefit Rates to determine the Lifetime Income Amount:

Benefit Rate by Age
Covered Person’s age during Contract Year of first withdrawal after Lifetime Income Date	IPFL 6.11 Rider	IPFL – Joint Life 6.11 Rider
59 1⁄2 – 64	4.00%	3.75%
65 and over	5.00%	4.75%

If you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate shown applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 6.11) on the first withdrawal after the Lifetime Income Date.

EXAMPLE: Assume that you purchased a Contract with the IPFL 6.11 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary because you turn age 59 1⁄2 during the Contract Year that begins on that anniversary. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we set your Benefit Rate equal to 4% because you are over age 59 1⁄2 and under age 65 during the Contract Year of the withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5% because you turn age 65 during the Contract Year of the withdrawal.

Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life – Joint Life® 6.11 Rider, we use lower Benefit Rates than we do under the Income Plus For Life® 6.11 Rider.

Variable Investment Options and Automatic Transfers of Contract Value Under an IPFL 6.11 Series Rider

The Variable Investment Options that we use for Contracts with an IPFL 6.11 Series Rider differ from the Variable Investment Options we make available for Contracts without an IPFL 6.11 Series Rider.

The Variable Investment Options for Contracts with an IPFL 6.11 Series Rider are:

Variable Investment Options That You May Select		Variable
Subject to automatic transfers of Contract Value:	Not subject to automatic transfers of Contract Value:	Investment Option That We Use for Automatic Transfers of Contract Value

Lifestyle Balanced PS Series Subaccount Lifestyle Growth PS Series Subaccount Lifestyle Moderate PS Series Subaccount Lifestyle Conservative PS Series Subaccount*	Ultra Short Term Bond Trust Subaccount* Lifestyle Conservative PS Series Subaccount*	Bond Trust Subaccount

*Automatic transfers will not apply if you allocate 100% of your Contract Value to the Lifestyle Conservative PS Series Subaccount and/or the Ultra Short Term Bond Trust Subaccount.

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When you select a Variable Investment Option, we allocate your money to a Subaccount of our Separate Account. Each Subaccount invests in a corresponding Portfolio of the John Hancock Variable Insurance Trust. Please see “IV. General Information about Us, the Separate Accounts and the Portfolios” for more information about each of these Portfolios.

You also may use a Variable Investment Option (other than the Bond Trust Subaccount) as a DCA Source Investment Option under our DCA program. (See “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for more information about this program.) We reserve the right to restrict in the future the Variable Investment Options into which you may select to allocate your Contract Value.

Please consult with your financial representative to assist you in determining which available Variable Investment Options are best suited for your financial needs and risk tolerance.

Automatic Transfers. By purchasing an IPFL 6.11 Series Rider, you give us authority to make automatic transfers between your selected Lifestyle PS Series Subaccounts and the Designated Investment Option (currently the Bond Trust Subaccount). Accordingly, we monitor your Contract Value daily and systematically transfer amounts between the Lifestyle PS Series Subaccounts shown above and the Bond Trust Subaccount. The determination of when, and how much, to transfer is made through a non-discretionary, systematic mathematical process that we call the “Portfolio Stabilization Process®.”

We intend the process to limit your Contract Value’s exposure to equity markets by allocating Contract Value to the Bond Trust Subaccount during periods of equity market volatility and also when you take withdrawals after the Lifetime Income Date. The Portfolio Stabilization Process® determines when and how much to transfer, if any, from the Lifestyle PS Series Subaccounts to the Bond Trust Subaccount. The Portfolio Stabilization Process® also determines when, and how much, Contract Value to transfer, if any, from the Bond Trust Subaccount to the Lifestyle PS Series Subaccounts. We designed the Portfolio Stabilization Process®, and made it an integral part of the IPFL 6.11 Series Riders, to protect us by reducing the potential impact of volatile markets on the risk we assume from the guarantees provided to you under the Riders. The process works to monitor your Contract Value every Business Day and to determine whether to transfer Contract Value between the Lifestyle PS Series Subaccounts and the Bond Trust Subaccount. Transfers under the Portfolio Stabilization Process® do not affect the current value of the Benefit Base or the Lifetime Income Amount, and they are not included within the Separate Account’s short term trading restriction of two transfers per month. (See “V. Description of the Contract – Transfers You May Make Among Investment Options.”)

Because the Portfolio Stabilization Process® can allocate Contract Value to the Bond Trust Subaccount, it may limit your ability to participate in favorable investment performance of the Lifestyle PS Series Subaccounts whenever a portion of your Contract Value is invested in the Bond Trust Subaccount. On the other hand, when Contract Value is allocated and retained in the Bond Trust Subaccount, the Portfolio Stabilization Process® has the potential to protect your Contract Value from declining and volatile equity markets.

We provide no assurance:

●	of the amount, if any, and duration of any investment in the Bond Trust Subaccount;
●	that the Portfolio Stabilization Process® will enhance the earnings potential of your Contract or protect your Contract Value from declines in value; or
●	that the amount and/or frequency of Step-Ups will not be affected by the Portfolio Stabilization Process®.

You may not directly allocate Contract Value to the Bond Trust Subaccount. Your Contract refers to the Bond Trust Subaccount as the “Designated Investment Option.” We reserve the right to designate a different Subaccount for automatic transfers of Contract Value. We may change the Designated Investment Option, for example, in the event there is a merger or a substantial change in the investment objectives and strategy of the Bond Trust Portfolio.

Operation of the Portfolio Stabilization Process®

Here’s how the Portfolio Stabilization Process® generally works:

STEP ONE

Determination of Reference Value. We calculate a Reference Value based on the initial Contract Value of your Contract in each of your selected Variable Investment Options. We increase the Reference Value each Business Day to reflect:

●	prior to the Lifetime Income Date, the full amount of Additional Purchase Payments we receive on that Business Day; and
●	on or after the Lifetime Income Date, the excess, if any, of any Additional Purchase Payments we receive on that Business Day over any withdrawal since the later of:

o     the Lifetime Income Date, or

o     the date of the most recent Additional Purchase Payment that increased the Reference Value, or

o     the date of the most recent reduction in the Reference Value.

We increase the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value.

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We decrease the Reference Value on any Business Day you take an Excess Withdrawal, (which includes any withdrawal prior to the Lifetime Income Date). Excess Withdrawals prior to the Lifetime Income Date reduce the Reference Value in the same proportion as the entire amount of the withdrawal divided by the Contract Value prior to the withdrawal. Excess Withdrawals after the Lifetime Income Date reduce the Reference Value in the same proportion that the excess portion of the withdrawal reduces the Contract Value remaining after it is first reduced by any portion of the withdrawal attributable to the Lifetime Income Amount. The Reference Value will not be decreased for withdrawals on and after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount or if your withdrawals are made under our Life Expectancy Distribution Program (see “Withdrawals after the Lifetime Income Date,” below).

The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

STEP TWO

Comparison of Contract Value to Reference Value; Impact of Transactions. We designed the Portfolio Stabilization Process® to trigger a review of your Contract Value and the possibility of an automatic transfer of Contract Value to and from the Designated Investment Option (currently the Bond Trust Subaccount) based on:

●	the ratio (expressed as a percentage) of your Contract Value to the Reference Value (the “Reference Value Ratio” or “RV Ratio”); or
●	the occurrence of certain transactions that we describe below.

We calculate the RV Ratio for your Contract at the end of each Business Day by dividing the current Contract Value by the current Reference Value. NOTE: The RV Ratio may change when you take withdrawals up to the Lifetime Income Amount, and may result in automatic transfers of Contract Value to the Bond Trust Subaccount under STEP FOUR A (see Examples 5(a) and 5(d) in Appendix C: “Examples of the Portfolio Stabilization Process®”).

The Portfolio Stabilization Process® reviews the allocation of Contract Value under your Contract (and determines possible transfers to or from the Bond Trust Subaccount, as described in STEP THREE) when the RV Ratio first falls below 92.5% and at certain incremental thresholds after that. The Portfolio Stabilization Process® generally does not review the allocation of Contract Value under your Contract if the RV Ratio from one Business Day to the next remains within one of the following bands (“RV Ratio Bands”):

RV Ratio Band	RV Ratio
5	92.5% or more
4	less than 92.5%, but greater than or equal to 90%
3	less than 90%, but greater than or equal to 87.5%
2	less than 87.5%, but greater than or equal to 85%
1	less than 85%, but greater than or equal to 82.5%
0	less than 82.5%

The Portfolio Stabilization Process® will proceed to STEP THREE to determine a possible transfer to or from the Bond Trust Subaccount under the following circumstances:

●	on any Business Day when the RV Ratio Band decreases from the RV Ratio Band in effect on the date of a previous transfer under the Portfolio Stabilization Process®; or
●	in cases where the RV Ratio previously increased from an RV Ratio Band to a higher RV Ratio Band and remained at least at a higher RV Ratio Band for five consecutive Business Days; or
●	if the RV Ratio is less than 82.5% on any Monthly Anniversary; or
●	upon the occurrence of a transaction described below.

Increases in RV Ratio. The Portfolio Stabilization Process® will not proceed to STEP THREE, unless:

●	the RV Ratio increases and remains within the same RV Ratio Band for 5 consecutive Business Days (or moves to a higher RV Ratio Band during that 5 Business Day period); or
●	upon the occurrence of a transaction described below.

At the end of the 5th consecutive Business Day or upon the occurrence of a transaction described below, the Portfolio Stabilization Process® uses the minimum RV Ratio Band calculated during the 5 Business Day Period to determine the permitted Contract Value allocation described in STEP THREE, inclusive of amounts held in the Bond Trust Subaccount.

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Examples. In the next two examples, we illustrate the impact of the daily RV Ratio Band on transfers from the Bond Trust Subaccount. In each example, we assume that:

●	your Contract Value has been allocated to the Lifestyle PS Series Subaccounts;
●	the Portfolio Stabilization Process® previously resulted in a transfer of Contract Value to the Bond Trust Subaccount;
●	there are no transactions, as described in STEP TWO; and
●	there is Contract Value allocated in the Bond Trust Subaccount for each Business Day shown that exceeds the amount required.

EXAMPLE 1 (RV Ratio Band Increases Then Falls): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	3	1

Although the RV Ratio Band increased from 2 to 3, it did not remain at 3 for the required five Business Days so no amounts would be transferred under your Contract from the Bond Trust Subaccount to any Lifestyle PS Series Subaccounts. Under this example, the RV Ratio Band on Business Day 6 decreased from RV Ratio Band 3 to RV Ratio Band 1. Since RV Ratio Band is even lower than the RV Ratio Band on Day 1, it is possible that additional Contract Value might even be transferred to the Bond Trust Subaccount from your selected Lifestyle PS Series Subaccounts.

EXAMPLE 2 (RV Ratio Band Increases): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	4	5

In this example, the RV Ratio Band increased from 2 to 3 and remained at an RV Ratio Band of 3 or higher for five consecutive Business Days (i.e., from Business Day 2 through Business Day 6). The Portfolio Stabilization Process® would result in a transfer of Contract Value from the Bond Trust Subaccount at the end of Business Day 6 based on the RV Ratio Band 3 (i.e., the lowest RV Ratio Band from Business Day 2 through Business Day 6). Even though the RV Ratio Band increased from 3 to 4 on Business Day 5, and again increased to RV Ratio Band 5, it did not remain at either of the higher RV Ratio Bands at the end of Business Day 6 for the required five consecutive Business Days. The movement to a higher RV Ratio Band on Day 5 could result in an additional transfer if the RV Ratio for the next 4 Business Days (i.e., Business Days 6 to 9) remains at RV Ratio Band 4 or higher.

Once all conditions have been satisfied, the Portfolio Stabilization Process® transfers Contract Value held in the Bond Trust Subaccount, up to the total amount permitted, on a pro rata basis to each of the Lifestyle PS Series Subaccounts in which your Contract currently allocates Contract Value. Transfers from your selected Lifestyle PS Series Subaccounts to the Bond Trust Subaccount may occur more frequently than transfers from the Bond Trust Subaccount back to your selected Lifestyle PS Series Subaccounts.

Transactions. We review the allocation of Contract Value on any Business Day if one or more of the following transactions occur:

●	you make an Additional Purchase Payment; or
●	you transfer Contract Value between your selected Variable Investment Options; or
●	a special transfer service (e.g., Automatic Rebalancing or Dollar Cost Averaging) transfers Contract Value to any of your selected Variable Investment Options.

WE PROCEED TO STEP THREE when:

●	at least one of the transactions described in the section above has occurred;
●	the RV Ratio first declines below 92.5%;
●	the RV Ratio decreases from the last assigned RV Ratio Band to a lower RV Ratio Band;
●	the RV Ratio is less than 82.5% on the Monthly Anniversary; or
●	the RV Ratio increases from an RV Ratio Band to a higher RV Ratio Band and remains at a higher level for five consecutive Business Days (see STEP FOUR B, below).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

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STEP THREE

Review Allocation of Contract Value. The Portfolio Stabilization Process® reviews the allocation of your Contract Value and determines how much Contract Value, if any, will be transferred to or from the Bond Trust Subaccount. It does this by:

●	assigning an assumed equity allocation factor (“Assumed Equity Allocation Factor” or “AEAF”) to each of the Lifestyle PS Series Subaccounts that you may select;
●	calculating a dollar-weighted AEAF for your Contract Value based on the Contract Value then allocated to each of your selected Lifestyle PS Series Subaccounts; and
●	determining the amount of Contract Value *, if any, (a) to be transferred from the Lifestyle PS Series Subaccounts to the Bond Trust Subaccount; or (b) to be transferred to the Lifestyle PS Series Subaccounts from the Bond Trust Subaccount.

Assumed Equity Allocation Factors under the Portfolio Stabilization Process®. The AEAF for each of the Lifestyle PS Series Subaccounts is a hypothetical value that does not change on a Contract with an IPFL 6.11 Series Rider. The factor is based on the underlying Portfolio’s investment objective. In general, the more an underlying Portfolio seeks to invest in equities (or in funds that invest in equities), the higher the factor. Your selection of other Investment Options, and the amount of Contract Value allocated to each of your selected Investment Options impacts the overall factor.

The AEAF for each of the Lifestyle PS Series Subaccounts on the date of this Prospectus is:

●	Lifestyle Growth PS Series Subaccount – 70
●	Lifestyle Balanced PS Series Subaccount – 50
●	Lifestyle Moderate PS Series Subaccount – 40
●	Lifestyle Conservative PS Series Subaccount – 20

If your Contract Value is in more than one Lifestyle PS Series Subaccount, the dollar-weighted AEAF for your Contract equals the weighted average of the factors for each of your selected Lifestyle PS Series Subaccounts. The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Bond Trust Subaccount or the Ultra Short Term Bond Trust Subaccount.

EXAMPLE 3: If $4,000 of your Contract Value is allocated to the Lifestyle Growth PS Series Subaccount, $4,000 of your Contract Value is allocated to the Lifestyle Balanced PS Series Subaccount, and $2,000 of your Contract Value is allocated to the Ultra Short Term Bond Trust Subaccount, only the amounts in the two Lifestyle PS Series Subaccounts are considered for application of the AEAFs. Accordingly, since half of the relevant Contract Value is in each Lifestyle PS Series Subaccount, the dollar-weighted AEAF is calculated as ($4,000 × 70) + ($4,000 × 50) ÷ ($4,000 + $4,000) = 60 (i.e., (50% × 70) + (50% × 50), or 60).

We may assign an AEAF to any additional Subaccounts that we may make available.

The Portfolio Stabilization Process® calculates the amount of your Contract Value required to be invested in the Bond Trust Subaccount, if any, on any Business Day based on:

●	the dollar-weighted AEAF applicable to your Contract (based on the specific Lifestyle PS Series Subaccounts in which your Contract is invested);
●	the RV Ratio; and
●	your entire Contract Value on the date of the calculation.

* The Portfolio Stabilization Process® uses the term “Target Bond Trust Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Designated Investment Option (currently the Bond Trust Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount. We define the term as follows:

Target Bond Trust Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	Is the minimum of the Contract Value and 80% of the Reference Value
(b)	Is the Reference Value Band multiplied by 2.5% of the Reference Value
(c)	Is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value
(d)	Is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Bond Trust Subaccount Allocation, “F” is determined as follows:

F =	32 × WAEAF – 540 + RV Ratio Band × (WAEAF – 20)
5 × WAEAF

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The amount of your Contract Value required to be invested in the Bond Trust Subaccount (if any):

●	can differ depending on the Lifestyle PS Series Subaccounts you select;
●	can differ depending on the Contract Value allocated to each of your Investment Options; and
●	can differ from the amounts determined on a previous Business Day based on changes in the Contract Value allocated to each Investment Option, changes in the value of the Bond Trust Subaccount, and changes in the RV Ratio.

The Portfolio Stabilization Process® does not limit the amount of Contract Value that you may allocate to:

●	the Ultra Short Term Bond Trust Subaccount, or
●	the Lifestyle Conservative PS Series Subaccount if that is the only one of the Lifestyle PS Series Subaccounts that you select.

Contract Value in the Ultra Short Term Bond Trust Subaccount lowers any amounts required to be allocated under the Portfolio Stabilization Process® to the Bond Trust Subaccount.

In general, a higher dollar-weighted AEAF for your Contract, and/or a lower RV Ratio Band, results in a lower percentage of Contract Value that may be maintained in the Lifestyle PS Series Subaccounts. We provide additional information on calculations under the Portfolio Stabilization Process® in the SAI, which is available at no cost.

Examples of Permitted Allocations in Lifestyle PS Series Subaccounts. The examples illustrate how current allocations of Contract Value, your selection of Investment Options, and RV Ratio Bands affect the amounts permitted to be invested in Lifestyle PS Series Subaccounts under the Portfolio Stabilization Process®.

EXAMPLE 4 (100% Lifestyle PS Series Subaccount): In the following table, we illustrate four different hypothetical Contracts where 100% of your Contract Value is allocated to one of the Lifestyle PS Series Subaccounts. These examples show how the Portfolio Stabilization Process® limits the percentage of Contract Value that could remain allocated to that Subaccount under different RV Ratio Bands and different Assumed Equity Allocation Factors (“AEAF”) for each of the Lifestyle PS Series Subaccounts.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract A		Contract B		Contract C		Contract D
	100% Lifestyle Growth PS Series Subaccount		100% Lifestyle Balanced PS Series Subaccount		100% Lifestyle Moderate PS Series Subaccount		100% Lifestyle Conservative PS Series Subaccount
	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract A		Contract B		Contract C		Contract D
	Lifestyle Growth PS Series Subaccount		Lifestyle Balanced PS Series Subaccount		Lifestyle Moderate PS Series Subaccount		Lifestyle Conservative PS Series Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
5	70	100%	50	100%	40	100%	20	100%
4	70	85.7 - 86.1%	50	88.0 - 88.3%	40	90.0 - 90.3%	20	100%
3	70	71.4 - 72.2%	50	76.0 - 76.7%	40	80.0 - 80.6%	20	100%
2	70	57.1 - 58.4%	50	64.0 - 65.0%	40	70.0 - 70.9%	20	100%
1	70	42.9 - 44.5%	50	52.0 - 53.4%	40	60.0 - 61.2%	20	100%
0	70	28.6 - 30.7%	50	40.0 - 41.8%	40	50.0 - 51.5%	20	100%

[1]	The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio.

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EXAMPLE 5 (Multiple Investment Options): In the following table, we illustrate two other hypothetical Contracts where your Contract Value is allocated to more than one Investment Option. These examples show how your selection of more than one Investment Option impacts the limits of the percentage of Contract Value that could remain allocated to a Lifestyle PS Series Subaccount under the Portfolio Stabilization Process®.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract E				Contract F
	50% Lifestyle Growth PS Series Subaccount		50% Lifestyle Conservative PS Series Subaccount		80% Lifestyle Growth PS Series Subaccount		20% Ultra Short Term Bond Trust Subaccount
	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract E				Contract F
	Lifestyle Growth PS Series Subaccount		Lifestyle Conservative PS Series Subaccount		Lifestyle Growth PS Series Subaccount		Ultra Short Term Bond Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]
5	45	50%	45	50%	70	80%	--	--
4	45	44.4 – 44.6%	45	44.4 – 44.6%	70	80%	--	--
3	45	38.9 – 39.2%	45	38.9 – 39.2%	70	72.2 – 73.5%	--	--
2	45	33.3 – 33.8%	45	33.3 – 33.8%	70	61.1 – 62.8%	--	--
1	45	27.8 – 28.4%	45	27.8 – 28.4%	70	50.0 – 52.0%	--	--
0	45	22.2 – 23.1%	45	22.2 – 23.1%	70	38.9 – 41.3%	--	--

[1]	The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio. We do not transfer Contract Value to or from the Ultra Short Term Bond Trust Subaccount, but the allocation of Contract Value to that Subaccount reduces the amount that would otherwise be transferred to the Bond Trust Subaccount.

WE PROCEED TO STEP FOUR:

●	when your current Contract Value allocation in the Lifestyle PS Series Subaccounts exceeds the amount permitted under the Portfolio Stabilization Process® (STEP FOUR A); or
●	when your current Contract Value allocation in the Bond Trust Subaccount exceeds the amount required under the Portfolio Stabilization Process® (STEP FOUR B).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

Again, the Portfolio Stabilization Process® is a non-discretionary, systematic mathematical process that automatically determines when, and how much, Contract Value is transferred between the Lifestyle PS Series Subaccounts you select and the Bond Trust Subaccount. Transfers can occur under a number of different conditions. For example, transfers to the Bond Trust Subaccount could occur as a result of:

●	declines in your Contract Value as a result of poor investment performance of the Subaccounts, or
●	withdrawals of your Contract Value after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount, and which result in a decline of the RV Ratio in effect at the time of the withdrawal.

STEP FOUR

A. Transfers from the Lifestyle PS Series Subaccounts to the Bond Trust Subaccount. We are authorized to transfer Contract Value to the Bond Trust Subaccount from all Lifestyle PS Series Subaccounts in your Contract on a pro rata basis based on the current ratio of Contract Value in each of your selected Lifestyle PS Series Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Bond Trust Subaccount as described in STEP THREE.

Examples of pro rata transfers from Lifestyle PS Series Subaccounts: In the next two examples, we illustrate the impact of the current Contract Value allocation in the Lifestyle PS Series Subaccounts on possible transfers under your Contract to the Bond Trust Subaccount. In both examples, we assume:

●	you purchased a Contract with an IPFL 6.11 Series Rider for a one-time Purchase Payment of $100,000;
●	the Reference Value of your Contract is $100,000; and
●	your Contract Value decreases from $93,000 to $91,000 at the end of a Business Day.

EXAMPLE 6 (Contract Value Allocated to Lifestyle Growth PS Series Subaccount Only): If your entire Contract Value is allocated to the Lifestyle Growth PS Series Subaccount, the Portfolio Stabilization Process® would result in a transfer to the Bond Trust Subaccount of $12,857 (14.1%) of your Contract Value.

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EXAMPLE 7 (Contract Value Allocated to Lifestyle Growth PS Series Subaccount and Ultra Short Term Bond Trust Subaccount): Assume that 50% of your Contract Value is in the Lifestyle Growth PS Series Subaccount and 50% of your Contract Value is in the Ultra Short Term Bond Trust Subaccount. The Portfolio Stabilization Process® would calculate a reallocation to the Bond Trust Subaccount of $12,857. However, since the amount invested in the Ultra Short Term Bond Trust Subaccount (50% × $91,000, or $45,500) exceeds the target reallocation to the Bond Trust Subaccount, no transfer occurs.

The percentages shown in the above Examples are illustrative only and do not reflect the impact of daily fluctuations in the values of the Lifestyle Growth PS Series, the Ultra Short Term Bond Trust and the Bond Trust, nor does this example show the impact of daily transfers that may arise under the Portfolio Stabilization Process®. Actual results will differ.

B. Transfers from the Bond Trust Subaccount to the Lifestyle PS Series Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Bond Trust Subaccount as described in STEP THREE. From time to time, the amount of your Contract Value actually allocated to the Bond Trust Subaccount could be in excess of the amount required under the Portfolio Stabilization Process®. In that case, we may transfer Contract Value from the Bond Trust Subaccount to all of the Lifestyle PS Series Subaccounts selected in your Contract on a pro rata basis based on the current ratio of Contract Value in each Lifestyle PS Series Subaccount. This could happen in instances involving:

●	favorable investment performance in the Ultra Short Term Bond Trust Subaccount or Bond Trust Subaccount relative to your other selected Investment Options;
●	an overall increase in Contract Value that results in a higher RV Ratio Band for a period of 5 consecutive Business Days; or
●	your transfer of Contract Value from a Lifestyle PS Series Subaccount to the Ultra Short Term Bond Trust Subaccount or to a different Lifestyle PS Series Subaccount with a lower AEAF.

In STEP THREE, the Portfolio Stabilization Process® calculates the total limit on amounts that may be invested in the Lifestyle PS Series Subaccounts. In most cases, the calculation uses the RV Ratio Band in effect for that Business Day. However, where STEP THREE results from an increase in the RV Ratio Band, the Portfolio Stabilization Process® uses the lowest RV Ratio Band during the 5 consecutive Business Days.

C. Transfers from the Bond Trust Subaccount to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Series Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Series Subaccount if:

●	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Series Subaccount, and
●	some of your Contract Value is currently allocated to the Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Bond Trust Subaccount will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative PS Series Subaccount if:

●	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Series Subaccount, and
●	some of your Contract Value is currently allocated to the Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Bond Trust Subaccount will be transferred automatically to the Lifestyle Conservative PS Series Subaccount.

Additional Information on the Portfolio Stabilization Process®. We provide additional information on the Portfolio Stabilization Process® in the SAI, which is available to you at no charge.

Other Investment Limitations Under an IPFL 6.11 Series Rider

We reserve the right to restrict investments in any Variable Investment Option at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

Limitations on Allocations of Additional Purchase Payments. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

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Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an IPFL 6.11 Series Rider.

Prior to the Lifetime Income Date, we increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”), up to a maximum Benefit Base of $3 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $3 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date, or
●	the latest of:

o     the date of a Purchase Payment that we applied to the Benefit Base,

o     the date of a reduction in the Benefit Base, or

o     the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. We offer the IPFL 6.11 Series Riders with the following Credit features:

●	Annual Credit Rate:

Age of Youngest Covered Person	Annual Credit Rate
64 and under	5%
65 and over	6%

●	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Annual Credits. We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of: (a) the Benefit Base immediately following the most recent Step-Up or decrease; and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 6.11): Assume that you purchase a Contract with an Income Plus For Life® 6.11 Rider and you, the Covered Person, turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit Rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,200 (4% × $105,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,400 (4% × $110,000).

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Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on a Credit Rate of 6%, since you turn age 66 during the fourth Contract Year, and the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700. The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $5,035 (5% × $100,700).

EXAMPLE (Income Plus For Life – Joint Life® 6.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 6.11 Rider and the younger Covered Person turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on the youngest Covered Person’s age the applicable Annual Credit Rate is 5%. If you take no withdrawals during the first and second Contract Year:

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $3,938 (3.75% × $105,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,125 (3.75% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

●	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700). The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $4,783 (4.75% × $100,700).

Step-Ups. The IPFL 6.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. The Step-Up Dates in effect when we issued the Rider will remain in effect for as long as your Rider remains in effect.

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $3 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 6%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $118,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $7,500 (6% × $125,000).

Impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®. Please see Appendix C: “Impact of Transactions on Portfolio Stabilization Process®” for additional information on the impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®.

Step-Ups may occur only while an IPFL 6.11 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The IPFL 6.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment (if allowed and up to specified limits).

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Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000).

Pro Rata Withdrawals Only. Through your purchase of an IPFL 6.11 Series Rider with the Portfolio Stabilization Process®, you authorized us to deem any request to take a withdrawal of Contract Value as a request to withdraw your requested Contract Value on a pro rata basis from each Investment Option (including the Bond Trust Subaccount). Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of pro rata withdrawals on the Portfolio Stabilization Process®.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date; or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or
●	a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of Excess Withdrawals on the Portfolio Stabilization Process®.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000—$5,625, or $84,375. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals before the Lifetime Income Date on the Portfolio Stabilization Process®.

Note: Withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the portion of the withdrawal that is an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

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EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by the Lifetime Income Amount of $5,500 to $94,500. Next, since $4,500 of this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by 4.76% ($4,500/$94,500). The Benefit Base after the Excess Withdrawal is $104,764 ($110,000 - .0476 × $110,000) and the Lifetime Income Amount is $5,238 (.05 × $104,764).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

●	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base); or
●	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 6.11 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines below the greater of $1,000 or the Lifetime Income Amount. See “Settlement Phase” below. The guaranteed minimum withdrawal benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals after the Lifetime Income Date on the Portfolio Stabilization Process®.

If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 6.11 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

●	you select option A, B or C above; and
●	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1⁄2, a 10% penalty tax under the Code;
●	reduce the death benefit and other optional benefits;
●	cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life® 6.11 Series Rider during any Contract Year in which you receive a payment under the program; and
●	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Income Made Easy Program on the Portfolio Stabilization Process®.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an IPFL 6.11 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if

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applicable, the joint life expectancy of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

●	Pre-59 1⁄2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
●	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
●	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VIII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program. The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in either the Income Plan (see “V. Description of the Contract – Special Withdrawal Services – The Income Plan”) or the Income Made Easy Program (see “Pre-Authorized Withdrawals – The Income Made Easy Program” above).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Life Expectancy Distribution Program on the Portfolio Stabilization Process®.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1⁄2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with your own qualified tax professional.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an IPFL 6.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from an IPFL 6.11 Series Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The minimum required amount to trigger the Settlement Phase under an IPFL 6.11 Series Rider is a Contract Value that is less than or equal to the greater of:

●	the Lifetime Income Amount (or, if less, any remaining Lifetime Income Amount), or
●	$1,000.

EXAMPLE: Assume that you purchase a Contract with an IPFL 6.11 Series Rider and the Lifetime Income Amount is equal to $5,000. Also assume that the Contract Value declines to $4,950. Since the Contract Value is less than the Lifetime Income Amount, the Rider enters its Settlement Phase and we begin automatically making payments that total $5,000 per year as long as the Covered Person (either Covered Person for IPFL – Joint Life 6.11) remains alive.

There is no Settlement Phase under an IPFL 6.11 Series Rider if you take any withdrawal before the Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●	At the start of the Settlement Phase, we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

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●	If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
●	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an IPFL 6.11 Series Rider (“IPFL Alternate Annuity Options”). These IPFL Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The IPFL Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 6.11 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “Pay-out Period Provisions” in “V. Description of the Contract”).

When you take withdrawals:

●	you have the flexibility to start and stop withdrawals;
●	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
●	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
●	you reduce the Contract Value available for annuitization; and
●	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

●	you receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);
●	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
●	you no longer have access to the Contract Value; and
●	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Consideration on Annuitization. The Contract does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Impact of Death Benefits

The IPFL 6.11 Series Rider ends if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

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If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then the IPFL 6.11 Series Rider:
1. Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.
	-	enters its Settlement Phase if a subsequent withdrawal causes the Contract Value to fall below a minimum required amount.
-

continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit.

2. The Covered Person	-	ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under an IPFL 6.11 Series Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 6.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 6.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum. (see “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 6.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 6.11 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 6.11 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 6.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 6.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

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Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 6.11 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

These Riders terminate upon a change in ownership (or assignment) of the Contract unless the new Owner or assignee meets the qualifications specified in the Termination provision of the respective Rider. A change of the Annuitant also could result in termination of these Riders. We permit you to change ownership (or make an assignment) of the Contract without terminating the respective Rider when the existing Owner is a legal entity and the new Owner is another legal entity if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) you transfer ownership from a custodian to the Annuitant, or vice versa, or (c) you transfer ownership from a legal entity to another entity that is satisfactory to us.

You may not terminate an IPFL 6.11 Series Rider once it is in effect (unless we increase the Rider fee – see “Rider Fee” above). However, an IPFL 6.11 Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for IPFL 6.11) the death of the Covered Person;
●	(for IPFL – Joint Life 6.11) the death of the last Covered Person remaining under the Rider;
●	the date a new Rider becomes effective under any exchange program that we may make available;
●	the date the Owner is changed or the Contract is assigned, unless:

o	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
o	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or
o	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
o	the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or
o	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
o	the assignment is for purposes of a tax qualified exchange; or
●	termination of the Contract.

Note that if you terminate the Rider, you must transfer any Contract Value in the Bond PS Portfolios into the Portfolios available to Contracts without an IPFL 6.11 Series Rider.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1⁄2. See “VIII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Annual Step-Up Death Benefit

If it was available in your state, you may have elected the optional Annual Step-Up Death Benefit. Election of this optional benefit could only be made at the time the Contract was issued and, once made, is irrevocable. If you purchased this Rider and an IPFL 6.11 Series Rider, you must limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the IPFL Series 6.11 Rider.

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Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

●	the death benefit described under “Death Benefit During Accumulation Period”; or
●	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit up to and including the Contract Anniversary after the 75th birthday of the oldest Owner at issue of the Contract, or the date of death of any Owner, whichever is earliest.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit terminates upon the earliest to occur of:

(a)	the date the Contract terminates;
(b)	the Maturity Date;
(c)	the date on which the Annual Step-Up Death Benefit is paid; or
(d)	the date the Owner is changed or the Contract is assigned, unless:
(i)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(ii)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or
(iii)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
(iv)	the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or
(v)	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(vi)	the assignment is for purposes of a tax qualified exchange.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.30% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you purchased your Contract in connection with a Qualified Plan, including an IRA, please consider the tax effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional.

An additional fee is imposed for the Annual Step-Up Death Benefit, and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

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VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see “VI. Optional Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, and the charge structure you selected. The Contract allowed you to choose one of the following prior to issuance:

●	Venture® Frontier – the Contract imposes a charge on each withdrawal of Purchase Payments (net of the “free Withdrawal Amount” described below) equal to 8%, 7%, 6%, 5%, 4%, 3%, and 2%, in the years after payment and reducing after year seven to 0%; or
●	Venture® Frontier with Flex Access – this option imposes (a) a withdrawal charge equal to 8%, 7%, 6% and 5% in the years after payment and reducing after year four to 0%; and (b) an additional asset-based 0.50% distribution charge for the first four Contract Years.

You selected at issue either the Venture® Frontier charge schedule or the Venture® Frontier with Flex Access option and your selection may not be revoked. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) certain other “free Withdrawal Amounts” described below; (iii) distributions required to satisfy federal income tax minimum distribution requirements with respect to the Contract; or (iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years (Venture® Frontier) or 4 complete Contract Years (Venture® Frontier with Flex Access option). In no event may the total withdrawal charges exceed 8% of the amount invested.

We first allocate a withdrawal to accumulated earnings as described below, next to any “free Withdrawal Amount” in excess of accumulated earnings and finally to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

●	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
●	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the accumulated earnings, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the accumulated earnings in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments are liquidated.

Upon a full surrender of a Contract, we liquidate the excess of all unliquidated Purchase Payments over the accumulated earnings for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof in excess of the free Withdrawal Amount that is liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the charge structure you selected at issue. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

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Withdrawal Charge1

(as a percentage of Purchase Payments)

John Hancock USA and John Hancock NY
	Venture® Frontier[2]		Venture® Frontier with Flex Access [2]
First Year	8%	First Year	8%
Second Year	7%	Second Year	7%
Third Year	6%	Third Year	6%
Fourth Year	5%	Fourth Year	5%
Fifth Year	4%	Thereafter	0%
Sixth Year	3%
Seventh Year	2%
Thereafter	0%

[1]	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[2]	The Flex Access option also has an asset-based distribution charge. Please see “Asset Based Charges” below.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in all states)

In states where approved, any applicable withdrawal charge will be waived on a withdrawal after the “Benefit Eligibility Date” and prior to the Maturity Date if all of the following apply:

●	the Owner has been confined to an “Eligible Medical Care Facility” for at least 90 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
●	the confinement began after the Contract Date, or after the change to or addition of any Owner for that Owner;
●	confinement was prescribed by a “Physician”;
●	confinement was medically necessary in the judgment of the “Physician”;
●	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such withdrawal; and
●	the request for a withdrawal and “Due Proof of Confinement” are received by us, in Good Order, during confinement or no later than 90 days after discharge unless it was not reasonably possible to provide proof within this time period and proof is provided as soon as reasonably possible thereafter.

The “Benefit Eligibility Date” is the 12 months after the Contract Date for any Owner at issue of the Contract and 12 months after any change or addition of an Owner for that new Owner.

An “Eligible Medical Care Facility” is a licensed “Nursing Home” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Nursing Home” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; and (c) provides custodial care under the supervision of a registered nurse (R.N.). A “Hospital” is a facility which: (a) is located in the United States or its territories; (b) is licensed as a Hospital by the jurisdiction in which it is located; (c) is supervised by

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a staff of “Physicians”; (d) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (e) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (f) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s family who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Medical Care Facility, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Medical Care Facility.

The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”). Please consult with your own qualified tax professional before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We will deduct each year an annual Contract fee of $50 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if you are registered for electronic delivery of your transaction confirmations, we will waive the annual Contract fee. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $50 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts, as a percentage of the value of the Variable Investment Options, a daily charge at the annual effective rate of 1.00%.

The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal

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Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Distribution Fee

(Contracts with the Flex Access option only)

If you select the Flex Access withdrawal charge option, we make an additional asset-based charge for the first four Contract Years, as shown in “III. Fee Tables,” to cover our distribution expenses. We deduct a daily charge, at an annual effective rate of 0.50% of the value of each Variable Investment Option, from each corresponding Subaccount to reimburse us for distribution expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though distribution expenses may increase, we guarantee that the amount of the distribution fees will not increase as a result.

Although we charge a Distribution Fee on Contracts with the Flex Access option, we also reduce the rate and time period applicable to withdrawals for such Contracts. The table below illustrates the applicable Distribution Fee and withdrawal charges under the Flex Access option.

Flex Access Annual Separate Account Expenses (as a percentage of average Contract Value)	Contract Year 1	Contract Year 2	Contract Year 3	Contract Year 4	Contract Years 5+
Mortality and Expense Risks Fee Administration Fee (asset-based) Distribution Fee (asset-based)	1.00% 0.15% 0.50%	1.00% 0.15% 0.50%	1.00% 0.15% 0.50%	1.00% 0.15% 0.50%	1.00% 0.15% 0.00%

Total Annual Separate Account Expenses	1.65%	1.65%	1.65%	1.65%	1.15%
(With No Optional Riders Reflected)

Flex Access Withdrawal Charge Schedule	Contract Year 1	Contract Year 2	Contract Year 3	Contract Year 4	Contract Years 5-7

	8%	7%	6%	5%	0%

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

We may have reduced or eliminated the amount of withdrawal charges or any administrative charge or other deductions from Purchase Payments for certain Contracts where permitted by state law. These Contracts would have involved sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:

●	We considered the size and type of group to which sales were made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.
●	We considered the total amount of Purchase Payments received. Per-dollar sales expenses were likely to be less on larger Purchase Payments than on smaller ones.
●	We considered the nature of the group or class for which the Contracts were purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.
●	We considered any prior or existing relationship with us. Per-Contract sales expenses were likely to be less when there was a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.
●	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.
●	There may have been other circumstances that result in reduced expenses.

If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination would be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount of the Purchase Payments.

State or Territory	Premium Tax Rate[1]
	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]    Based on the state of residence at the time the tax is assessed.

[2]    We pay premium tax upon receipt of Purchase Payment.

[3]    0.08% on Purchase Payments in excess of $500,000.

[4]    Referred to as a “maintenance fee.”

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VIII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a contract is quite complex. Please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment -- federal, state, or local -- of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

●	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract, if any, at the time of the withdrawal.
●	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an IPFL 6.11 Series Rider, using the Contract Value. See “VI. Optional Benefits” for a description of the IPFL 6.11 Series Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
●	Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect an IPFL 6.11Series Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

●	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
●	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

Please consult a qualified tax professional for information on any optional benefit Riders.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances. Please consult a qualified tax professional if you own more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange was tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange was generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may have been more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeded your investment in the Contract, that excess represented gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original contract at the time of the partial exchange, regardless of whether the payment came from the existing contract or from the Contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

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the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value—$11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that purchased the Contract, or entities that are Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax.

Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment

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in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

●	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
●	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
●	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

●	if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
●	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
●	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Owner and designated Beneficiary;*or
●	made with respect to certain annuities issued in connection with structured settlement agreements.

*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no

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comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A new Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult a qualified tax professional for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part nontaxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making Contracts available to any Qualified Plan.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

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Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
●	by making annual contributions to the extent permitted under the Code.

*We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-

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month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment,

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termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our current administrative rules, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read “VI. Optional Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may

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now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your

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Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, or withdrawal, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
●	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with your own qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

●	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
●	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement

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account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under section 401(a), 403(a), or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of the distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a

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retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, please consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we had entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we had received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and we make no representation that we would enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we did not receive the Required Documentation and you nonetheless directed us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

We do not accept requests for loans under Contracts intended for use with a retirement plan qualified under section 403(b) of the Code, even if permitted under your plan.

If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, please consult with your own qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

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The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

Designated Roth Accounts within Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult your own qualified tax professional.

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IX. General Matters

Asset Allocation Services

We are aware that certain third parties offer asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) if any such withdrawals incur a fee under the terms described in this Prospectus, such fees would be separate and in addition to any other fees paid under the Contracts. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract, and “VI. Optional Benefits – Features of Income Plus For Life® 6.11 Series Riders – Withdrawals, Distributions and Settlements” for information about the treatment of withdrawals under Contracts with guaranteed minimum withdrawal benefit Riders.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through select broker-dealers that entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial representative’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commission or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provide marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through our selected broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.50% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.25% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

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Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determine which firms to support and the extent of the payments that are or were made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hoped to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements may not have been offered to all firms, and the terms of such arrangements may differ between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may have paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. Please carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations, and we will waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

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Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information about the Portfolio Stabilization Process®

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information about the Portfolio Stabilization Process®

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2016 and 2015, and its Separate Accounts’ financial statements for the year ended December 31, 2016 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2016, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

Venture® Frontier and Venture® Frontier with Flex Access option

Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we calculate the withdrawal charge as follows:

a)	First we calculate the free Withdrawal Amount, which equals the greater of:
●	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
●	Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000—$50,000 = $10,000.
b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $60,000—$10,000 = $50,000.
c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.
●	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 × $30,000 = $1,800.
●	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.
●	The total withdrawal charge is $1,800 + $1,400 = $3,200.

Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we calculate the withdrawal charge as follows:

a)	First we calculate the free Withdrawal Amount, which equals the greater of:
●	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
●	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000—$50,000 = $-15,000.
b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $50,000—$0 = $50,000.
c)	Next we allocate a portion of the Purchase Payments to be liquidated to the excess of the free amount over the accumulated earnings, $5,000.
d)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for the remainder of each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.
●	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 × $25,000 = $1,500.
●	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.
●	The total withdrawal charge is $1,500 + $1,400 = $2,900.

Example 3. If you withdraw $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we calculate the withdrawal charge as follows:

a)	First we calculate the free Withdrawal Amount for the withdrawal, which equals the greater of:
●	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or
●	Accumulated earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000—$50,000 = $2,000.
b)	Since the withdrawal is equal to the free Withdrawal Amount, we liquidate Purchase Payments equal to $3,000, the excess of the free Withdrawal Amount over the accumulated earnings, but there will not be any withdrawal charge.
c)	When the Contract is surrendered, we calculate the free Withdrawal Amount for the surrender, which equals the greater of:
●	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000)—$5,000 = $0, or
●	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000—$47,000 = $2,000.
d)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the accumulated earnings, or $49,000—$2,000 = $47,000.
e)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.
●	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .06 × $27,000 = $1,620.
●	The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .07 × $20,000 = $1,400.
●	The total withdrawal charge is $1,620 + $1,400 = $3,020.

A-1

Appendix B: Impact of Transactions on Portfolio Stabilization Process®

The following tables are applicable to Contracts issued with an IPFL 6.11 Series Rider. They illustrate the impact of various types of transactions on the Portfolio Stabilization Process®. In Table B-1, we illustrate the impact of Additional Purchase Payments, Credits and Step-Ups. In Table B-2, we illustrate the impact of various types of withdrawals of Contract Value.

Table B-1. Impact of Additional Purchase Payments, Step-ups and Credits

Type of Transaction	Impact on the Portfolio Stabilization Process®
Additional Purchase Payments:
A) Before Lifetime Income Date

An Additional Purchase Payment increases the Contract Value and the Reference Value on a dollar for dollar basis. The Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the new Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

B) On and after the Lifetime Income Date

An Additional Purchase Payment increases the Contract Value and may increase the Reference Value. Unlike an Additional Purchase Payment before the Lifetime Income Date, we may offset the Additional Purchase Payment by your withdrawals (see “Portfolio Stabilization Process® – STEP ONE”). In any event, the Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Increases in Guaranteed Amounts:
Credit

A Credit increases the Benefit Base and Lifetime Income Amount under an IPFL 6.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Credit does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of a Credit, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Step-Up

A Step-Up increases the Benefit Base and Lifetime Income Amount under an IPFL Series 6.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Step-Up does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of the Step-Up, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Table B-2. Impact of Withdrawals

Type of Withdrawal	Impact on the Portfolio Stabilization Process®
From a selected Investment Option	The IPFL 6.11 Series Rider does not permit you to withdraw Contract Value from a specific Investment Option if your Contract Value is allocated to more than one Investment Option.
Pro rata from each Investment Option in which your Contract Value is allocated

Your Contract Value reduces and your Contract’s Reference Value may change depending on the specific type of withdrawal transaction, as described below. The Portfolio Stabilization Process® calculates the ratio of remaining Contract Value to Reference Value (as may be adjusted) to determine if the withdrawal will result in a review of your Contract Value allocation. (See “Portfolio Stabilization Process® – STEP TWO”) Since the withdrawal under your Contract is taken pro rata from each Investment Option, the dollar-weighted Assumed Equity Allocation Factor for your Contract does not change. Your withdrawal may, however, result in a transfer of remaining Contract Value to the Bond Trust Subaccount if the RV Ratio Band declines (See “Portfolio Stabilization Process® – STEP THREE”).

Withdrawals before the Lifetime Income Date

Your withdrawal is an Excess Withdrawal. It reduces the remaining Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals of the Lifetime Income Amount after the Lifetime Income Date

Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Excess Withdrawals after the Lifetime Income Date

Your withdrawal exceeds the Lifetime Income Amount. It reduces the Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals after the Lifetime Income Date under the Income Made Easy Program:
(A) full allowable amount	Same as “Withdrawals of the Lifetime Income Amount after the Lifetime Income Date,” above.
(B) the full allowable amount plus any increases in Contract Value resulting from investment gains at the end of a Contract Year

Your withdrawals during a Contract Year reduce the Contract Value, but not the Reference Value. Your withdrawal of investment gains at the end of a Contract Year reduces the Reference Value in proportion to the reduction of Contract Value. Each withdrawal of the full allowable amount changes the Reference Value Ratio, which may result in a transfer of a portion of remaining Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Your withdrawal of investment gains, if any, at the end of a Contract Year will not change the Reference Value Ratio and will not trigger an automatic transfer.

(C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount

Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Type of Withdrawal	Impact on the Portfolio Stabilization Process®
(D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount)

Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond Trust Subaccount under the Portfolio
Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

(E) a specified dollar amount that is less than the full allowable amount

Your withdrawal reduces the Contract Value. Because the specified dollar amount is less than the Lifetime Income Amount, the Reference Value is not reduced. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond Trust Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals under the Life Expectancy Distribution Program: Same as Income Made Easy selections (C) and (D), above.

Appendix C: Examples of the Portfolio Stabilization Process®

The following examples assume four separate Contracts are purchased on the same day. The initial Purchase Payment for each Contract is $100,000. The examples are based on hypothetical performance that varies by Subaccount.

●	Owner A allocates the entire $100,000 to Lifestyle Growth PS Series Subaccount.
●	Owner B allocates the entire $100,000 to Lifestyle Conservative PS Series Subaccount
●	Owner C allocates $50,000 to Lifestyle Balanced PS Series Subaccount and $50,000 to Lifestyle Conservative PS Series Subaccount.
●	Owner D allocates $90,000 to Lifestyle Growth PS Series Subaccount and $10,000 to Ultra Short Term Bond Trust Subaccount.

The examples also assume there are no transactions other than the ones described in each example, and all days are Business Days. All Contract Values are rounded to the nearest dollar, which may cause some calculations to appear slightly incorrect.

Initial Reference Value, RV Ratio and RV Ratio Band

The initial Reference Value is equal to the initial Contract Value of $100,000 for each of the four Contracts. The Reference Value Ratio (RV Ratio) is equal to the Contract Value divided by the Reference Value $100,000/$100,000 which is 100%. Since the RV Ratio is greater than 92.5%, the RV Ratio Band is set at 5.

Overview. The table below highlights the results illustrated in the examples that follow.

Portfolio Stabilization Process® Result
Type of Transaction	No Transfer	Transfer to Bond Trust Subaccount	Transfer from Bond Trust Subaccount
Monthly Review of Reference Value	1(a), 1(b), 1(c), 1(d)
Decrease in RV Ratio Band	2(b)	2(a), 2(c) , 2(d)
Increase in RV Ratio Band	3(b)		3(a), 3(c), 3(d)
Monthly Anniversary Review of Allocation while RV Ratio is less than 82.5%	4(b)	4(c)	4(a), 4(d)
Withdrawal of Lifetime Income Amount		5(a), 5(d)
Excess Withdrawal	5(b)
Withdrawal Prior to Lifetime Income Date	5(c)
Additional Purchase Payment		6(a), 6(b)	6(c), 6(d)
Owner-directed Transfer between Subaccounts	7(c)	7(b)	7(a), 7(d)

Example 1: Monthly Review of Reference Value

Assume that at the end of the day on the first Monthly Anniversary of the Contracts, we compare the Contract Value of each of the four Contracts to the Reference Value for the Contract.

a)	Assume that the Contract Value on Owner A’s Contract has increased to $101,241. We increase the Reference Value to $101,241. The RV Ratio is 100% and the RV Ratio Band is 5.

b)	Assume that the Contract Value on Owner B’s Contract has decreased to $99,274. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.27% and the RV Ratio Band is still 5.

c)	Assume that the Contract Value on Owner C’s Contract has decreased to $99,937. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.94% and the RV Ratio Band is still 5.

d)	Assume that the Contract Value on Owner D’s Contract has increased to $101,015. We increase the Reference Value to $101,015. The RV Ratio is 100% and the RV Ratio Band is 5.

Example 2: Decreases in RV Ratio Band

a)

Assume that the Contract Value of Owner A’s Contract increases over the first four months to $107,166. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,608. The RV Ratio is 92.01% ($98,608/$107,166) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Growth PS Series Subaccount, so the dollar-weighted Assumed Equity Allocation Factor (AEAF) is 70 – the AEAF for the Lifestyle Growth PS Series Subaccount. Based on the Contract Value of $98,608, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Bond Trust Subaccount. We transfer this amount from the Lifestyle Growth PS Series Subaccount, leaving a balance of $84,829 in that Subaccount.

b)	Assume that the Contract Value of Owner B’s Contract increases over the first four months to $101,961. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $93,996. The RV Ratio is 92.19% ($93,996/$101,961) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Conservative PS Series Subaccount, so the AEAF is 20 – the AEAF for the Lifestyle Conservative PS Series Subaccount. Based on the Contract Value of $93,996, the RV Ratio Band of 4 and the dollar-weighted AEAF of 20, the Portfolio Stabilization Process® calculates that there is no required allocation to the Bond Trust Subaccount. As long as the Contract Value remains allocated 100% to the Lifestyle Conservative PS Series Subaccount, the AEAF of 20 will result in no required allocation to the Bond Trust Subaccount, regardless of the value of the RV Ratio Band.

c)	Assume that the Contract Value of Owner C’s Contract increases over the first four months to $103,878. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $95,651 ($47,405 in the Lifestyle Balanced PS Series Subaccount and $48,246 in the Lifestyle Conservative PS Series Subaccount). The RV Ratio is 92.08% ($95,651/$103,878) and the RV Ratio Band is equal to 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The Contract Value is in both the Lifestyle Balanced PS and the Lifestyle Conservative PS Series Subaccounts, so the AEAF is 34.87 ((50 × $47,405 + 20 × $48,246)/$95,651). Based on the Contract Value of $95,651, the RV Ratio Band of 4 and the dollar-weighted AEAF of 34.87, the Portfolio Stabilization Process® calculates that $7,973 must be allocated to the Bond Trust Subaccount. We transfer the $7,973 proportionally from the Lifestyle Balanced PS and Lifestyle Conservative PS Series Subaccounts. The amount transferred from the Lifestyle Balanced PS Series Subaccount is $3,951 and the amount transferred from the Lifestyle Conservative PS Series Subaccount is $4,022.

d)	Assume that the Contract Value of Owner D’s Contract increases over the first four months to $106,461. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,357 ($88,746 in the Lifestyle Growth PS Series Subaccount and $9,611 in the Ultra Short Term Bond Trust Subaccount). The RV Ratio is 92.39% ($98,357/$106,461) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The dollar-weighted AEAF is based only on the portion of the Contract Value allocated to the Lifestyle Growth PS Series Subaccount, so the AEAF is 70. Based on the Contract Value of $98,357, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Bond Trust Subaccount. The Portfolio Stabilization Process® proceeds to Step Four. The $9,611 in the Ultra Short Term Bond Trust Subaccount is credited toward the total that must be allocated to the Bond Trust Subaccount, reducing the required transfer amount to $4,077, which we transfer from the Lifestyle Growth PS Series Subaccount.

Example 3: Increases in RV Ratio Band

After Contract Value has been transferred to the Bond Trust Subaccount, the Portfolio Stabilization Process® will transfer Contract Value back to the Lifestyle PS Series Subaccounts if the RV Ratio Band increases to a higher level and remains at least at that level for 5 days.

a)	Assume that the RV Ratio Band for Owner A’s Contract is 3. If the RV Ratio Bands calculated for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,878 ($70,142 in the Lifestyle Growth PS Series Subaccount and $26,736 in the Bond Trust Subaccount). The Lifestyle Growth PS Series Subaccount AEAF is 70. Based on the Contract Value of $96,878, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Bond Trust Subaccount. Since $26,736 is already in the Bond Trust Subaccount, we transfer the excess amount of $12,957 from the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount.

b)	Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative PS Series Subaccount, there is no impact from an increase in the RV Ratio Band.

c)

Assume that the RV Ratio Band for Owner C’s Contract is 4. If the RV Ratio Bands for the next 5 days are 5, 5, 5, 5, 5, the Portfolio Stabilization Process® proceeds to Step Three on the 5th day, since the RV Ratio Band increased from 4 to 5 and remained at 5 for five consecutive days. Assume that the Contract Value on that day is $96,747 ($44,559 in the Lifestyle Balanced PS Series Subaccount, $44,323 in the Lifestyle Conservative PS Series Subaccount, and $7,865 in the Bond Trust Subaccount). The dollar-weighted AEAF is 35.04 ((50 × $44,559 + 20 × $44,323)/($44,559 + $44,323)). Based on the RV Ratio Band of 5, the Portfolio Stabilization Process® does not require any transfer to the Bond Trust Subaccount. Since

$7,865 is already in the Bond Trust Subaccount, we transfer the $7,865 from the Bond Trust Subaccount proportionally to the Lifestyle Balanced and Lifestyle Conservative PS Series Subaccounts. The amount transferred to the Lifestyle Balanced PS Series Subaccount is $3,943 and the amount transferred to the Lifestyle Conservative PS Series Subaccount is $3,922.

d)	Assume that the RV Ratio Band for Owner D’s Contract is 3. If the RV Ratio Bands for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,374 ($69,966 in the Lifestyle Growth PS Series Subaccount, $9,467 in the Ultra Short Term Bond Trust Subaccount and $16,941 in the Bond Trust Subaccount). 100% of the Contract Value in the Lifestyle PS Series Subaccounts is in the Lifestyle Growth PS Series Subaccount, so the AEAF is 70. Based on the Contract Value of $96,374, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Bond Trust Subaccount. Since $9,467 is allocated to the Ultra Short Term Bond Trust Subaccount and $16,941 is allocated to the Bond Trust Subaccount, we transfer the excess amount of $12,720 ($9,467 + $16,941 - $13,688) from the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount. The Portfolio Stabilization Process® does not transfer money from the Ultra Short Term Bond Trust Subaccount.

Example 4: RV Ratio is less than 82.5%

a)	Assume that the RV Ratio reduces to less than 82.5%, resulting in an RV Ratio Band of 0 for Owner A’s Contract. $61,238 is in the Bond Trust Subaccount and the remainder of the total Contract Value of $87,237 is in the Lifestyle Growth PS Series Subaccount. On the next Monthly Anniversary, the portion of the Contract Value in the Bond Trust Subaccount decreases to $58,070 while the portion in the Lifestyle Growth PS Series Subaccount decreases to $21,975, for a total Contract Value of $80,045. The Reference Value is still $107,145 so the RV Ratio is 74.71% and the RV Ratio Band is 0. Based on the Contract Value of $80,045, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $57,175 to be allocated to the Bond Trust Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we will transfer $895 from the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount.

b)	Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative PS Series Subaccount, even when the RV Ratio Band is 0 on a Monthly Anniversary, the Portfolio Stabilization Process® will determine that there is no required allocation to the Bond Trust Subaccount.

c)	Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner C’s Contract. $34,389 is in the Bond Trust Subaccount, $23,779 in the Lifestyle Balanced PS Series Subaccount and $26,773 in the Lifestyle Conservative PS Series Subaccount. On the next Monthly Anniversary the portion of the Contract Value in the Bond Trust Subaccount decreases to $33,068, the portion in the Lifestyle Balanced PS Series Subaccount decreases to $22,969 and the portion in the Lifestyle Conservative PS Series Subaccount decreases to $25,784, for a total Contract Value of $81,821. The Reference Value is still $103,878 so the RV Ratio is 78.77% and the RV Ratio Band is 0. The dollar weighted AEAF is 34.13. Based on the Contract Value of $81,821, the RV Ratio Band of 0 and the AEAF of 34.13, the Portfolio Stabilization Process® requires $33,880 to be allocated to the Bond Trust Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we transfer $812 to the Bond Trust Subaccount proportionally from the Lifestyle Moderate PS and Lifestyle Conservative PS Series Subaccounts ($383 from the Lifestyle Moderate PS Series Subaccount and $430 from the Lifestyle Conservative PS Series Subaccount).

d)	Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner D’s Contract. $51,870 is in the Bond Trust Subaccount, $25,694 in the Lifestyle Growth PS Series Subaccount and $8,965 in the Ultra Short Term Bond Trust Subaccount. On a subsequent Monthly Anniversary the portion of the Contract Value in the Bond Trust Subaccount increases to $52,694, the portion in the Lifestyle Growth PS Series Subaccount decreases to $25,373 and the portion in the Ultra Short Term Bond Trust Subaccount increases to $9,008, for a total Contract Value of $87,074. The Reference Value is still $106,461 so the RV Ratio is 81.79% and the RV Ratio Band is 0. The dollar weighted AEAF is 70. Based on the Contract Value of $87,074, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $60,835 to be allocated to the Bond Trust Subaccount. As described in Step Four, the Portfolio Stabilization Process® will determine that the $9,008 already in the Ultra Short Term Bond Trust Subaccount reduces the required allocation to the Bond Trust Subaccount to $51,827. Therefore, we transfer $867 from the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount since there is an excess in the Bond Trust Subaccount.

Example 5: Withdrawals

a)

Assume that Owner A takes a withdrawal of the Lifetime Income Amount on a day when the Contract Value is $95,268 ($68,358 in the Lifestyle Growth PS Series Subaccount and $26,910 in the Bond Trust Subaccount), the Reference Value is $107,166, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. We withdraw the $5,000 proportionally from the Lifestyle Growth PS and Bond Trust Subaccounts. The balance in the Lifestyle Growth PS Series Subaccount following the withdrawal is $64,770 ($68,358 - $5,000 × $68,358/$95,268). The balance in the Bond Trust Subaccount is $25,497 ($26,910 - $5,000 × $26,910/$95,268). The total Contract Value after the withdrawal is $90,268. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value so the RV Ratio is now 84.23% ($90,268/$107,166). The RV Ratio Band is 1. Based on the Contract Value of $90,268, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio

Stabilization Process® requires $50,521 to be allocated to the Bond Trust Subaccount, and therefore we transfer $25,024 from the Lifestyle Growth PS Series Subaccount to the Bond Trust Subaccount.

b)	Assume that Owner B takes a withdrawal of $10,000 on a day when the Contract Value is $98,723 (100% in the Lifestyle Conservative PS Series Subaccount), the Reference Value is $101,961, the RV Ratio Band is 5 and the Lifetime Income Amount is $5,000. We first reduce the Contract Value to $93,723 due to the withdrawal of the $5,000. This portion of the withdrawal does not reduce the Reference Value. The remaining $5,000 of the withdrawal reduces the Contract Value to $88,723. This Excess Withdrawal reduces the Reference Value in the same proportion as it reduces the Contract Value. The reduced Reference Value is $96,522 ($101,961 - $5,000/$93,723 × $101,961). The RV Ratio is now 91.92% ($88,723/$96,522). The RV Ratio Band is 4. Based on the Contract Value of $88,723, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Bond Trust Subaccount.

c)	Assume that Owner C takes a withdrawal of $5,000 prior to the Lifetime Income Date when the Contract Value is $95,409 ($41,687 in the Lifestyle Balanced PS Series Subaccount, $45,946 in the Lifestyle Conservative PS Series Subaccount, and $7,776 in the Bond Trust Subaccount), the Reference Value is $103,878 and the RV Ratio Band is 4. The total Contract Value after the withdrawal is $90,409. The withdrawal is an Excess Withdrawal since it is prior to the Lifetime Income Date, and therefore it reduces the Reference Value proportionally. Since the Reference Value is reduced in the same proportion as the Contract Value, the RV Ratio and RV Ratio Band do not change. Since the RV Ratio Band is still equal to 4, the Portfolio Stabilization Process® does not proceed to Step Three.

d)	Assume that Owner D takes a withdrawal of the Lifetime Income Amount when the Contract Value is $93,947 ($64,676 in the Lifestyle Growth PS Series Subaccount, $9,665 in the Ultra Short Term Bond Trust Subaccount and $29,605 in the Bond Trust Subaccount), the Reference Value is $106,461, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. The $5,000 is withdrawn proportionally from the Lifestyle Growth PS Series, Ultra Short Term Bond and Bond Trust Subaccounts. The balance in the Lifestyle Growth PS Series Subaccount following the withdrawal is $51,766 ($64,676 - $5,000 × $64,676/$93,947). The balance in the Ultra Short Term Bond Trust Subaccount is $9,150 ($9,665 - $5,000 × $9,665/$93,947). The balance in the Bond Trust Subaccount is $28,030 ($29,605 - $5,000 × $29,605/$93,947). The total Contract Value after the withdrawal is $88,947. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value, so the RV Ratio is now 83.55% ($88,947/$106,461). The RV Ratio Band is 1. Based on the Contract Value of $88,947, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,189 to be allocated to the Bond Trust Subaccount. The $9,150 in the Ultra Short Term Bond Trust Subaccount is credited toward that amount, reducing it to $41,038. Therefore we transfer $13,009 ($41,038 - $28,030) from the Lifestyle Growth PS Series Subaccount to the Bond Trust Subaccount.

Example 6: Additional Purchase Payments

a)	Assume Owner A makes an Additional Purchase Payment of $10,000 when the Contract Value is $90,763 ($39,604 in the Lifestyle Growth PS Series Subaccount and $51,159 in the Bond Trust Subaccount), the Reference Value is $107,145 and the RV Ratio Band is 1. The Contract Value increases to $100,763 ($49,604 in the Lifestyle Growth PS Series Subaccount and $51,159 in the Bond Trust Subaccount). The Reference Value increases by $5,000 – the excess of the Additional Purchase Payment over the prior withdrawal of $5,000 that did not reduce the Reference Value. The new Reference Value is $112,145. The RV Ratio is 89.88% ($100,763/$112,115) and the RV Ratio Band is 3. Based on the Contract Value of $100,763, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $52,878 to be allocated to the Bond Trust Subaccount. Therefore we transfer $1,720 from the Lifestyle Growth PS Series Subaccount to the Bond Trust Subaccount. In this example, although the RV Ratio Band increases as a result of the Additional Purchase Payment, a transfer to the Bond Trust Subaccount is required because the entire Additional Purchase Payment went into the Lifestyle Growth PS Series Subaccount.

b)	Assume Owner B makes an Additional Purchase Payment of $10,000 allocated to the Lifestyle Moderate PS Series Subaccount when the Contract Value is $88,387 (100% in the Lifestyle Conservative PS Series Subaccount), the Reference Value is $96,522 and the RV Ratio Band is 4. The Contract Value increases to $98,387 ($88,387 in the Lifestyle Conservative PS Series Subaccount and $10,000 in the Lifestyle Moderate PS Series Subaccount). The Reference Value increases by the total Additional Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $106,522. The RV Ratio is 92.36% ($98,387/$106,522) and the RV Ratio Band is 4. The dollar-weighted AEAF is based on the portions of the Contract Value in the Lifestyle Conservative PS and Lifestyle Moderate PS Series Subaccounts, and is 22.03 ((20 × $88,387 + 40 × $10,000)/$98,387). Based on the Contract Value of $98,387, the RV Ratio Band of 4 and the AEAF of 22.03, the Portfolio Stabilization Process® requires $1,769 to be allocated to the Bond Trust Subaccount. Therefore we transfer $1,769 proportionally from the Lifestyle Conservative PS and the Lifestyle Moderate PS Series Subaccounts to the Bond Trust Subaccount. The amount transferred from the Lifestyle Conservative PS Series Subaccount is $1,589 ($1,769 × $88,387/$98,387) and the amount transferred from the Lifestyle Moderate PS Series Subaccount is $180 ($1,769 × $10,000/$98,387).

c)

Assume Owner C makes an Additional Purchase Payment of $10,000 allocated 50% to the Lifestyle Balanced PS Series Subaccount and 50% to the Lifestyle Conservative PS Series Subaccount. The Contract Value prior to the Additional Purchase Payment is $90,957 ($39,829 in the Lifestyle Balanced PS Series Subaccount, $43,748 in the Lifestyle

Conservative PS Series Subaccount and $7,380 in the Bond Trust Subaccount). The Reference Value is $98,434 and the RV Ratio Band is 4. The Contract Value increases to $100,957 ($44,829 in the Lifestyle Balanced PS Series Subaccount, $48,748 in the Lifestyle Conservative PS Series Subaccount and $7,380 in the Bond Trust Subaccount). Next, the Reference Value increases by the total Additional Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $108,434. The RV Ratio is 93.10% ($100,957/$108,434) and the RV Ratio Band is 5. The dollar-weighted AEAF, calculated based on the portions of the Contract Value allocated to the Lifestyle Balanced PS and Lifestyle Conservative PS Series Subaccounts, is 34.37 ((50 × $44,829 + 20 × $48,748)/($44,829 + $48,748)). Based on the RV Ratio Band of 5 the Portfolio Stabilization Process® does not require any amount to be allocated to the Bond Trust Subaccount. We proceed to Step Four and transfer the $7,380 from the Bond Trust Subaccount proportionally to the Lifestyle Balanced PS and the Lifestyle Conservative PS Series Subaccounts. The amount transferred to the Lifestyle Balanced PS Series Subaccount is $3,536 ($7,380 × $44,829/($44,829 + $48,748)), and the amount transferred to the Lifestyle Conservative PS Series Subaccount is $3,845 ($7,380 × $48,748/($44,829 + $48,748)).

d)	Assume Owner D makes an Additional Purchase Payment of $5,000 allocated 90% to the Lifestyle Growth PS Series Subaccount and 10% to the Ultra Short Term Bond Trust Subaccount. The Contract Value prior to the Additional Purchase Payment is $89,413 ($39,096 in the Lifestyle Growth PS Series Subaccount, $9,214 in the Ultra Short Term Bond Trust Subaccount and $41,103 in the Bond Trust Subaccount). The Reference Value is $106,461 and the RV Ratio Band is 1. The Contract Value increases to $94,413 ($43,596 in the Lifestyle Growth PS Series Subaccount, $9,714 in the Ultra Short Term Bond Trust Subaccount and $41,103 in the Bond Trust Subaccount). Since the prior $5,000 withdrawal did not reduce the Reference Value, that withdrawal is subtracted from the $5,000 Additional Purchase Payment, resulting in no increase to the Reference Value. The RV Ratio is 88.68% ($94,413/$106,461), and the RV Ratio Band is 3. The dollar-weighted AEAF is equal to the AEAF for the Lifestyle Growth PS Series Subaccount, or 70. Based on the Contract Value of $94,413, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Bond Trust Subaccount. The total Contract Value allocated to both the Ultra Short Term Bond Trust Subaccount and the Bond Trust Subaccount is $50,818. Therefore we transfer the excess allocation of $24,202 ($50,818—$26,615) from the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount.

Example 7: Transfers

a)	Assume that two days after the Additional Purchase Payment, when the Contract Value is $100,767 ($48,399 in the Lifestyle Growth PS Series Subaccount and $52,368 in the Bond Trust Subaccount), Contract Owner A elects to transfer the balance from the Lifestyle Growth PS Series Subaccount to the Lifestyle Balanced PS Series Subaccount. There is no change to the RV Ratio or the RV Ratio Band. As a result of the transfer the AEAF is now 50. Based on the Contract Value of $100,767, the RV Ratio Band of 3 and the AEAF of 50, the Portfolio Stabilization Process® requires $44,418 to be allocated to the Bond Trust Subaccount. Therefore we proceed to Step Four and transfer $7,950 from the Bond Trust Subaccount to the Lifestyle Balanced PS Series Subaccount.

b)	Assume that two days after the Additional Purchase Payment, when the Contract Value is $97,241 ($85,509 in the Lifestyle Conservative PS Series Subaccount, $9,961 in the Lifestyle Moderate PS Series Subaccount, and $1,770 in the Bond Trust Subaccount), Contract Owner B elects to transfer $20,000 from the Lifestyle Conservative PS Series Subaccount to the Lifestyle Moderate PS Series Subaccount. The RV Ratio Band of 4 does not change as a result of the transfer. As a result of the transfer the AEAF in now 26.28 ((40 × $29,961 + 20 × $65,509)/($29,961 + $65,509)). Based on the Contract Value of $97,241, the RV Ratio Band of 4 and the AEAF of 26.28, the Portfolio Stabilization Process® requires $4,580 to be allocated to the Bond Trust Subaccount. Therefore we proceed to Step Four and transfer $2,810 proportionally from the Lifestyle Moderate PS Series Subaccount and the Lifestyle Conservative PS Series Subaccount to the Bond Trust Subaccount.

c)	Assume that two days after the Additional Purchase Payment, when the Contract Value is $100,295 ($47,719 in the Lifestyle Balanced PS Series Subaccount and $52,576 in the Lifestyle Conservative PS Series Subaccount), Contract Owner C elects to transfer the balance from the Lifestyle Moderate PS Series Subaccount to the Lifestyle Conservative PS Series Subaccount. There is no change to the RV Ratio or the RV Ratio Band as a result of the transaction. As a result of the transfer the AEAF is now 20. Based on the Contract Value of $100,295, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Bond Trust Subaccount.

d)	Assume that two days after the Additional Purchase Payment, when the Contract Value is $94,517 ($67,794 in the Lifestyle Growth PS Series Subaccount, $9,763 in the Ultra Short Term Bond Trust Subaccount, and $16,960 in the Bond Trust Subaccount), Contract Owner D elects to transfer $20,000 from the Lifestyle Growth PS Series Subaccount to the Ultra Short Term Bond Trust Subaccount. There is no change to the RV Ratio or the RV Ratio Band. The AEAF is still 70. Based on the Contract Value of $94,517, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Bond Trust Subaccount. Therefore we proceed to Step Four. The total Contract Value in the Ultra Short Term Bond Trust Subaccount is now $29,763, which exceeds the required allocation. We transfer the $16,960 balance in the Bond Trust Subaccount to the Lifestyle Growth PS Series Subaccount. No portion of the Ultra Short Term Bond Trust Subaccount will be transferred.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

●	Venture® Frontier Contracts with no optional benefit Riders; and
●	Venture® Frontier Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Frontier

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture Frontier Variable Annuity

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Bond PS (merged into Bond Trust eff 11-07-14) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	—	—	13.259	13.259	12.694	12.500	—	—	—	—
Value at End of Year	—	—	—	13.259	13.259	12.694	—	—	—	—
No. of Units	—	—	—	—	31	2,082	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	13.200	13.200	12.675	12.500	—	—	—	—
Value at End of Year	—	—	—	13.200	13.200	12.675	—	—	—	—
No. of Units	—	—	—	—	—	2,044	—	—	—	—
Contracts with Flex Access
Value at Start of Year	—	—	13.100	13.100	12.662	12.500	—	—	—	—
Value at End of Year	—	—	—	13.100	13.100	12.662	—	—	—	—
No. of Units	—	—	—	—	6,034	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	—	13.100	13.100	12.642	12.500	—	—	—	—
Value at End of Year	—	—	—	13.100	13.100	12.642	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Bond Trust - Series II Shares (units first credited 11-07-2014)
Contracts with no Optional Benefits
Value at Start of Year	13.213	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.434	13.213	—	—	—	—	—	—	—	—
No. of Units	4,283	749	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.347	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.516	12.347	—	—	—	—	—	—	—	—
No. of Units	36,277	39,146	—	—	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	13.024	12.500	—	—	—	—	—	—	—
Value at End of Year	—	—	13.024	—	—	—	—	—	—	—
No. of Units	—	—	18,265	—	—	—	—	—	—	—
Core Strategy Trust - Series II Shares (units first credited 04-27-2015)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Investment Quality Bond Trust - Series II Shares (units first credited 10-21-2016)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	16.262	14.730	14.730	14.730	13.340	13.682	—	—	—	—
Value at End of Year	16.818	16.262	14.730	14.730	14.730	13.340	—	—	—	—
No. of Units	11,604	11,607	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	13.396	13.396	13.396	12.169	12.500	—	—	—	—
Value at End of Year	—	—	13.396	13.396	13.396	12.169	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	—	21.562	21.072	19.035	17.326	17.816	—	—	—	—
Value at End of Year	—	—	21.562	21.072	19.035	17.326	—	—	—	—
No. of Units	—	—	9,111	9,114	9,116	9,119	—	—	—	—

Venture Frontier

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	19.740	19.740	19.740	18.021	18.559	—	—	—	—
Value at End of Year	—	—	19.740	19.740	19.740	18.021	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	15.312	15.524	14.851	13.332	12.201	12.500	—	—	—	—
Value at End of Year	16.029	15.312	15.524	14.851	13.332	12.201	—	—	—	—
No. of Units	70,869	73,831	72,260	77,763	89,973	87,728	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.106	15.361	14.740	13.272	12.182	12.500	—	—	—	—
Value at End of Year	15.766	15.106	15.361	14.740	13.272	12.182	—	—	—	—
No. of Units	51,888	52,718	51,202	51,709	51,237	39,877	—	—	—	—
Contracts with Flex Access
Value at Start of Year	—	15.254	14.666	13.231	12.170	12.500	—	—	—	—
Value at End of Year	—	—	15.254	14.666	13.231	12.170	—	—	—	—
No. of Units	—	—	4,234	3,485	3,678	3,142	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	15.094	14.555	13.171	12.151	12.500	—	—	—	—
Value at End of Year	—	—	15.094	14.555	13.171	12.151	—	—	—	—
No. of Units	—	—	4,284	7,931	7,534	10,005	—	—	—	—
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	—	16.252	16.252	16.252	15.185	15.104	—	—	—	—
Value at End of Year	—	17.042	16.252	16.252	16.252	15.185	—	—	—	—
No. of Units	—	1,449	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	13.389	13.389	13.389	12.548	12.500	—	—	—	—
Value at End of Year	—	—	13.389	13.389	13.389	12.548	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	—	19.850	19.249	18.872	17.723	17.673	—	—	—	—
Value at End of Year	—	—	19.850	19.249	18.872	17.723	—	—	—	—
No. of Units	—	—	1,319	1,322	707	57	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	17.728	17.728	17.728	16.699	16.676	—	—	—	—
Value at End of Year	—	—	17.728	17.728	17.728	16.699	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Conservative PS Series - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	14.106	14.274	13.698	13.341	12.551	12.500	—	—	—	—
Value at End of Year	14.527	14.106	14.274	13.698	13.341	12.551	—	—	—	—
No. of Units	46,466	47,601	34,155	39,227	56,640	40,193	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.917	14.124	13.595	13.281	12.532	12.500	—	—	—	—
Value at End of Year	14.289	13.917	14.124	13.595	13.281	12.532	—	—	—	—
No. of Units	15,169	15,425	15,717	39,763	40,175	8,734	—	—	—	—
Contracts with Flex Access
Value at Start of Year	—	14.026	13.527	13.240	12.519	12.500	—	—	—	—
Value at End of Year	—	—	14.026	13.527	13.240	12.519	—	—	—	—
No. of Units	—	—	15,807	15,973	16,140	17,388	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	13.180	13.180	13.180	12.500	12.500	—	—	—	—
Value at End of Year	—	—	13.180	13.180	13.180	12.500	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

Venture Frontier

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	—	13.945	13.945	13.945	12.420	12.990	—	—	—	—
Value at End of Year	—	—	13.945	13.945	13.945	12.420	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	13.358	13.358	13.358	11.933	12.500	—	—	—	—
Value at End of Year	—	—	13.358	13.358	13.358	11.933	—	—	—	—
No. of Units	—	—	—	—	—	4,188	—	—	—	—
Contracts with Flex Access
Value at Start of Year	—	18.515	18.515	18.515	16.573	18.378	—	—	—	—
Value at End of Year	—	—	18.515	18.515	18.515	16.573	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	20.397	20.397	20.397	18.313	19.232	—	—	—	—
Value at End of Year	—	—	20.397	20.397	20.397	18.313	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Growth PS Series - Series II Shares (units first credited 6-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	16.142	16.370	15.639	13.309	11.974	12.500	—	—	—	—
Value at End of Year	17.077	16.142	16.370	15.639	13.309	11.974	—	—	—	—
No. of Units	154,265	159,160	151,825	127,427	93,278	92,024	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.925	16.198	15.521	13.249	11.955	12.500	—	—	—	—
Value at End of Year	16.797	15.925	16.198	15.521	13.249	11.955	—	—	—	—
No. of Units	149,702	145,758	145,615	127,104	118,222	134,478	—	—	—	—
Contracts with Flex Access
Value at Start of Year	—	16.085	15.443	13.209	11.943	12.500	—	—	—	—
Value at End of Year	—	—	16.085	15.443	13.209	11.943	—	—	—	—
No. of Units	—	—	5,897	5,970	5,371	5,458	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	15.916	15.327	13.149	11.925	12.500	—	—	—	—
Value at End of Year	—	—	15.916	15.327	13.149	11.925	—	—	—	—
No. of Units	—	—	17,640	32,658	31,027	41,201	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	—	15.495	15.495	15.495	14.185	14.356	—	—	—	—
Value at End of Year	—	—	15.495	15.495	15.495	14.185	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	13.430	13.430	13.430	12.332	12.500	—	—	—	—
Value at End of Year	—	—	13.430	13.430	13.430	12.332	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access
Value at Start of Year	—	18.922	18.922	18.922	17.410	17.665	—	—	—	—
Value at End of Year	—	—	18.922	18.922	18.922	17.410	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	18.633	18.633	18.633	17.196	17.474	—	—	—	—
Value at End of Year	—	—	18.633	18.633	18.633	17.196	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Moderate PS Series - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	15.033	15.223	14.581	13.394	12.368	12.500	—	—	—	—
Value at End of Year	15.646	15.033	15.223	14.581	13.394	12.368	—	—	—	—
No. of Units	62,128	76,874	78,057	79,015	82,378	77,678	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.831	15.063	14.471	13.333	12.349	12.500	—	—	—	—
Value at End of Year	15.389	14.831	15.063	14.471	13.333	12.349	—	—	—	—
No. of Units	27,174	44,837	48,712	49,203	61,791	46,831	—	—	—	—

Venture Frontier

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Contracts with Flex Access
Value at Start of Year	—	14.958	14.399	13.293	12.337	12.500	—	—	—	—
Value at End of Year	—	—	14.958	14.399	13.293	12.337	—	—	—	—
No. of Units	—	—	766	775	784	246	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	13.233	13.233	13.233	12.318	12.500	—	—	—	—
Value at End of Year	—	—	13.233	13.233	13.233	12.318	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Money Market Trust - Series II Shares (units first credited 10-21-2016)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Total Bond Market Trust B - Series II Shares (units first credited 10-21-2016)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.500	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 06-27-2011)
Contracts with no Optional Benefits
Value at Start of Year	11.685	11.838	12.011	12.183	12.279	12.381	—	—	—	—
Value at End of Year	11.589	11.685	11.838	12.011	12.183	12.279	—	—	—	—
No. of Units	12,544	12,782	13,922	37,268	53,638	59,891	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.638	11.826	12.035	12.244	12.378	12.500	—	—	—	—
Value at End of Year	11.508	11.638	11.826	12.035	12.244	12.378	—	—	—	—
No. of Units	3,786	3,707	3,759	3,657	6,569	35,507	—	—	—	—
Contracts with Flex Access
Value at Start of Year	—	12.036	12.036	12.036	12.193	12.325	—	—	—	—
Value at End of Year	—	—	12.036	12.036	12.036	12.193	—	—	—	—
No. of Units	—	—	—	—	985	1,975	—	—	—	—
Contracts with Flex Access and the Annual Step-Up Death Benefit
Value at Start of Year	—	11.949	11.949	11.949	12.141	12.292	—	—	—	—
Value at End of Year	—	—	11.949	11.949	11.949	12.141	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—

To obtain a Venture® Frontier Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® Frontier SAI

John Hancock Annuities Service Center

Post Office Box 9505

Portsmouth, NH 03802-9505

For contracts issued in the State of New York:

Venture® Frontier NY SAI

John Hancock Annuities Service Center

Post Office Box 9506

Portsmouth, NH 03802-9506

cut along dotted line

Please send me a Venture® Frontier Variable Annuity Statement of Additional Information dated May 1, 2017, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City State Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated May 1, 2017

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (“John Hancock New York”) in the state of New York as follows:

Prospectuses Issued by John Hancock New York

(to be read with this Statement of Additional Information)

Venture® Frontier

Venture® 4 Series Variable Annuity

Venture® 7 Series Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road, STE 55444 Canton, MA 02021-2809 (800) 551-2078	Mailing Address PO Box 55445 Boston, MA 02205-5445 www.jhannuitiesnewyork.com

Venture® 4&7 Series JHNY SEP ACCT A SAI 05/17

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General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center —its mailing address is PO Box 55444, Boston, MA 02205-5444; and its overnight mail address is 30 Dan Road, STE55444, Canton, Massachusetts 02021-2809. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2016, and for each of the two years in the period ended December 31, 2016, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.

We pay CSC a fixed cost of $2.55 million, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2016, 2015, and 2014 were $ 224,855,376, $252,644,283, and $284,122,028, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, received additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA,”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2016) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

DISTRIBUTOR

Edward Jones Co., L.P.

LPL Financial Corp.

Morgan Stanley Smith Barney Network

UBS Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Additional Information about the Portfolio Stabilization Process®

Please read the applicable Prospectus for Venture® Frontier Variable Annuity, Venture® 4 Series Variable Annuity or Venture® 7 Series Variable Annuity Contracts for general information on Contracts issued with an IPFL 6.11 Series Rider. We provide additional information in this section about the Portfolio Stabilization Process® we use to monitor Contract Value and to make automatic transfers between the Lifestyle PS Subaccounts and the Bond Trust Subaccount.

Determination of Reference Value under STEP ONE of the Portfolio Stabilization Process®

Contract Inception

The initial Reference Value is equal to the Contract Value on the Contract Date.

Determination of Monthly Anniversary Dates

3

The Reference Value will be adjusted on each Monthly Anniversary to equal the greater of (a) the current Reference Value or (b) the Contract Value on that day.

Adjustments for Additional Purchase Payments

Additional Purchase Payments that we accept on any Business Day prior to the Lifetime Income Date increase the Reference Value by the amount of the Additional Purchase Payment.

Additional Purchase Payments that we accept on any Business Day coincident with or after the Lifetime Income Date increase the Reference Value by the excess, if any, of the Additional Payment over any withdrawal since the later of:

(a)	the Lifetime Income Date, or
(b)	the later of:
(i)	the date of an Additional Purchase Payment that increased the Reference Value, or
(ii)	the date of a reduction in the Reference Value.

Adjustments for Excess Withdrawals

The Reference Value will not be adjusted for withdrawals that are less than or equal to the Lifetime Income Amount.

Excess Withdrawals, including all withdrawals prior to the Lifetime Income Date, will reduce the Reference Value in the same proportion as the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

As an example, assume that you own a Contract with an IPFL 6.11 Series Rider on a Business Day, where:

•	the Business Day is after the Lifetime Income Date,
•	no withdrawal charges apply,
•	the Contract Value is $100,000,
•	the Lifetime Income Amount is $5,000,
•	the Reference Value is $120,000, and
•	you withdraw $15,000.

Under these assumptions, the Portfolio Stabilization Process® will adjust the Reference Value as follows:

•	the Excess Withdrawal amount is $15,000 - $5,000, or $10,000,
•	the Contract Value immediately before the Excess Withdrawal is $100,000 - $5,000, or $95,000,
•	the Contract Value immediately after the Excess Withdrawal is $95,000 - $10,000, or $85,000, and
•	the adjusted Reference Value is ($120,000 × ($85,000 / $95,000)), or $107,368.

Review of Contract Value Allocation under STEP TWO of the Portfolio Stabilization Process®

The Portfolio Stabilization Process® uses the term “Target Bond Trust Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Bond Trust Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Trust Subaccount. We define the term as follows:

Target Bond Trust Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	is the minimum of the Contract Value and 80% of the Reference Value
(b)	is the Reference Value Band multiplied by 2.5% of Reference Value
(c)	is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value
(d)	is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Bond Trust Subaccount Allocation, “F” is determined as follows:

F =	32 × WAEAF – 540 + RV Ratio Band × (WAEAF – 20)
5 × WAEAF

Automatic Transfers under STEP THREE of the Portfolio Stabilization Process®

Whenever a Target Bond Trust Subaccount Allocation is calculated, the Portfolio Stabilization Process® will compare that amount to the combined Contract Value in the Bond Trust Subaccount and the Ultra Short Term Bond Trust Subaccount (the “Combined Contract PS Value”).

A. Transfers from the Lifestyle PS Subaccounts. If there is an excess of the Target Bond Trust Subaccount Allocation over the Combined Contract PS Value, the excess will be transferred automatically from the Lifestyle PS Subaccounts with current Contract Value to the Bond Trust Subaccount. The excess will be transferred on a pro-rata basis from the Lifestyle PS Subaccounts, based on the Contract Value in each Lifestyle PS Subaccount before such transfer.

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B. Transfers from the Bond Trust Subaccount to the Lifestyle PS Subaccounts. The Portfolio Stabilization Process® will result in a transfer to the Lifestyle PS Subaccounts if:

•	the Combined Contract PS Value exceeds the Target Bond Trust Subaccount Allocation, and
•	some or all of your Contract Value is currently allocated to the Bond Trust Subaccount and any of the Lifestyle PS Subaccounts.

In such an event, your Contract Value allocated to the Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically from the Bond Trust Subaccount to the Lifestyle PS Subaccounts. The transfer will be on a pro-rata basis into the Lifestyle PS Subaccounts based on the Contract Value in each Lifestyle PS Subaccount before such transfer.

C. Transfers from the Bond Trust Subaccount to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Subaccount if:

•	the Combined Contract PS Value exceeds the Target Bond Trust Subaccount Allocation, and
•	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Subaccount, and
•	some of your Contract Value is currently allocated to the Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative PS Subaccount if:

•	the Combined Contract PS Value exceeds the Target Bond Trust Subaccount Allocation, and
•	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Trust Subaccount or the Lifestyle Conservative PS Subaccount, and
•	some of your Contract Value is currently allocated to the Bond Trust Subaccount.

In such an event, your Contract Value allocated to the Bond Trust Subaccount, up to the amount of the excess, will be transferred automatically to the Lifestyle Conservative PS Subaccount.

Processing Transactions Before Performing the Portfolio Stabilization Process®

At the end of each Business Day, we will perform the Portfolio Stabilization Process® after we process any other transactions under your Contract for that Business Day. The other transactions include any requests for withdrawals, transfers or other Contract benefits received before the end of that Business Day, Additional Purchase Payments received on that Business Day, and any Step-Ups, Credits, deduction of Contract fees and charges or other automated transactions scheduled for that Business Day.

Additional Information on Section 403(b) Plans or

Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1⁄2,

5

separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;
•	retirement;
•	death; or
•	the participant’s turning age 70 1⁄2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

6

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2016, 2015 and 2014

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2016 and 2015 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2016 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – STATUTORY-BASIS

	December 31,
	2016	2015

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$4,927	$4,636
Stocks:
Preferred stocks	7	-
Common stocks	153	76
Investments in affiliates	-	55
Mortgage loans on real estate	789	806
Real estate:
Investment properties	229	181
Cash, cash equivalents and short-term investments	10	72
Policy loans	104	170
Derivatives	752	756
Receivable for collateral on derivatives	9	4
Receivable for securities	1	1
Other invested assets	654	402

Total cash and invested assets	7,635	7,159
Investment income due and accrued	86	79
Premiums due and deferred	20	17
Amounts recoverable from reinsurers	22	23
Funds held by or deposited with reinsured companies	920	930
Net deferred tax asset	89	83
Other reinsurance receivable	31	16
Amounts due from affiliates	390	579
Other assets	11	56
Assets held in separate accounts	7,503	7,448

Total admitted assets	$16,707	$16,390

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – STATUTORY-BASIS – (CONTINUED)

	December 31,
	2016	2015

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,816	$5,675
Policyholders’ and beneficiaries funds	257	266
Dividends payable to policyholders	15	17
Policy benefits in process of payment	40	25
Other amount payable on reinsurance	41	411
Other policy obligations	1	2

Total policy and contract obligations	6,170	6,396
Payable to parent and affiliates	101	86
Transfers to (from) separate account, net	(31)	(38)
Asset valuation reserve	80	72
Reinsurance in unauthorized companies	10	7
Funds withheld from unauthorized reinsurers	334	331
Interest maintenance reserve	393	170
Current federal income taxes payable	204	-
Derivatives	456	468
Payables for collateral on derivatives	40	120
Other general account obligations	42	20
Obligations related to separate accounts	7,503	7,448

Total liabilities	15,302	15,080

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2016 and 2015)	2	2
Paid-in surplus	913	913
Unassigned surplus	490	395

Total capital and surplus	1,405	1,310

Total liabilities and capital and surplus	$16,707	$16,390

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$1,530	$1,751	$1,041
Consideration for supplementary contracts with life contingencies	9	12	23
Net investment income	314	335	380
Amortization of interest maintenance reserve	18	14	14
Commissions and expense allowance on reinsurance ceded	209	(34)	38
Reserve adjustment on reinsurance ceded	(427)	(8)	(7)
Separate account administrative and contract fees	103	110	114
Other revenue	40	30	21

Total premiums and other revenues	1,796	2,210	1,624

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,334	1,361	1,392
Annuity benefits	182	164	242
Disability and long-term care benefits	1	1	1
Interest and adjustments on policy or deposit-type funds	(5)	10	7
Payments on supplementary contracts with life contingencies	9	8	7
Increase (decrease) in life and long-term care reserves	213	988	433

Total benefits paid or provided	1,734	2,532	2,082

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	83	164	99
General expenses	50	48	51
Insurance taxes, licenses and fees	7	9	5
Net transfers to (from) separate accounts	(347)	(469)	(517)
Investment income ceded	101	90	207
Other deductions	(78)	(113)	(99)

Total insurance expenses and other deductions	(184)	(271)	(254)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	246	(51)	(204)

Dividends to policyholders	20	30	6

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	226	(81)	(210)

Federal income tax expense (benefit)	85	(74)	(3)

Income (loss) from operations before net realized capital gains (losses)	141	(7)	(207)

Net realized capital gains (losses)	(61)	(11)	(25)

Net income (loss)	$80	$(18)	$(232)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2014	$2	$913	$369	$1,284

Net income (loss)			(232)	(232)
Change in net unrealized capital gains (losses)			134	134
Change in net deferred income tax			91	91
Decrease (increase) in non-admitted assets			(15)	(15)
Change in liability for reinsurance in unauthorized reinsurance			(2)	(2)
Decrease (increase) in asset valuation reserves			(41)	(41)
Change in surplus as a result of reinsurance			(11)	(11)
Other adjustments, net			7	7

Balances at December 31, 2014	2	913	300	1,215

Net income (loss)			(18)	(18)
Change in net unrealized capital gains (losses)			26	26
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			75	75
Change in liability for reinsurance in unauthorized reinsurance			(1)	(1)
Decrease (increase) in asset valuation reserves			(11)	(11)
Change in surplus as a result of reinsurance			55	55
Other adjustments, net			7	7

Balances at December 31, 2015	2	913	395	1,310

Net income (loss)			80	80
Change in net unrealized capital gains (losses)			17	17
Change in net deferred income tax			42	42
Decrease (increase) in non-admitted assets			(28)	(28)
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(8)	(8)
Change in surplus as a result of reinsurance			(17)	(17)
Other adjustments, net			12	12

Balances at December 31, 2016	$2	$913	$490	$1,405

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$1,537	$2,446	$1,064
Net investment income received	324	346	417
Separate account fees	103	110	114
Commissions and expenses allowance on reinsurance ceded	192	21	27
Miscellaneous income	50	(147)	18
Benefits and losses paid	(2,364)	(1,263)	(1,696)
Net transfers from (to) separate accounts	355	492	541
Commissions and expenses (paid) recovered	(179)	(228)	(262)
Dividends paid to policyholders	(22)	(1)	(7)
Federal and foreign income and capital gain taxes (paid) recovered	34	5	(39)

Net cash provided by operating activities	30	1,781	177

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	3,313	2,021	2,342
Stocks	62	1	4
Mortgage loans on real estate	40	138	91
Real estate	1	(1)	33
Other invested assets	63	32	17

Total investment proceeds	3,479	2,191	2,487

Cost of investments acquired:
Bonds	3,273	1,660	2,162
Stocks	85	70	2
Mortgage loans on real estate	24	187	27
Real estate	58	4	(2)
Other invested assets	300	243	117
Derivatives	60	14	37

Total cost of investments acquired	3,800	2,178	2,343
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(85)	(23)	116
Net (increase) decrease in policy loans	66	(9)	(18)

Net cash provided by (used in) investment activities	(340)	(19)	242

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(8)	(6)	(9)
Other cash provided (applied)	256	(1,796)	(332)

Net cash provided by (used in) financing and miscellaneous activities	248	(1,802)	(341)

Net increase (decrease) in cash, cash equivalents and short-term investments	(62)	(40)	78
Cash, cash equivalents and short-term investments at beginning of year	72	112	34

Cash, cash equivalents and short-term investments at end of year	$10	$72	$112

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$26	$1,395	$-
Transfer of invested assets for NYL 2015 reinsurance transactions and other affiliates, net	(26)	(1,395)	-

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company had two wholly-owned subsidiary C corporations for the purposes of owning real estate, John Hancock Illinois Real Estate Holdings, Inc. (“JHIREH”) and John Hancock California Real Estate Holdings, Inc. (“JHCREH”). These companies were dissolved and six single member LLCs were formed as of December 31, 2016 to hold the real estate. The LLCs are direct subsidiaries of, and wholly-owned by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2016, 2015 and 2014, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, furniture and equipment, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of Asset Adequacy Testing (“AAT”) indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. The Company is holding an additional $335 million and $380 million of reserves at December 31, 2016 and 2015, respectively, as a result of asset adequacy analysis. At December 31, 2016 and 2015, the Company held reserves of $404 million and $343 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the net level premium method and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2016 or 2015. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	The deferred premium is never greater than the gross premium.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

The State of New York requires the Company to calculate reserves for guaranteed minimum death benefits for variable universal life under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2016 and 2015, the Company recorded additional reserves of $29 million and $26 million, respectively, pursuant to Regulation 147.

•

The State of New York also requires the Company to calculate reserves for universal life products with secondary guarantees under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2016 and 2015, the Company recorded additional reserves of $185 million and $139 million, respectively, pursuant to Regulation 147. The Company is holding an additional $45 million and $90 million of reserves at December 31, 2016 and 2015, respectively, as a result of AAT.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 18% and 19% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2016 and 2015, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2016 and 2015, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance is effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 — Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company has opted to postpone implementation of PBR until 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2016, 2015 and 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
U.S. government and agencies	$2,038	$2	$(206)	$1,834
States and political subdivisions	119	19	(1)	137
Foreign governments	47	3	-	50
Corporate bonds	2,255	163	(16)	2,402
Mortgage-backed and asset-backed securities	468	32	(2)	498

Total bonds	$4,927	$219	$(225)	$4,921

December 31, 2015:
U.S. government and agencies	$1,341	$133	$(4)	$1,470
States and political subdivisions	149	23	(1)	171
Foreign governments	48	3	-	51
Corporate bonds	2,596	130	(58)	2,668
Mortgage-backed and asset-backed securities	502	36	(4)	534

Total bonds	$4,636	$325	$(67)	$4,894

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2016, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$72	$73
Due after one year through five years	1,138	1,158
Due after five years through ten years	414	423
Due after ten years	2,835	2,769
Mortgage-backed and asset-backed securities	468	498

Total	$4,927	$4,921

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2016	2015

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$16	$16
Bonds pledged in support of exchange-traded futures	29	29
Bonds and cash pledged in support of cleared interest rate swaps	33	21

Total fair value	$78	$66

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2016 and 2015, the Company held below investment grade corporate bonds of $169 million and $118 million, with an aggregate fair value of $175 million and $108 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2016:
U.S. government and agencies	$1,663	$(206)	$-	$-	$1,663	$(206)
States and political subdivisions	20	-	1	(1)	21	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	372	(10)	60	(6)	432	(16)
Mortgage-backed and asset-backed securities	68	(2)	5	-	73	(2)
Total	$2,123	$(218)	$66	$(7)	$2,189	$(225)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2015:
U.S. government and agencies	$107	$(4)	$-	$-	$107	$(4)
States and political subdivisions	14	(1)	-	-	14	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	778	(31)	100	(27)	878	(58)
Mortgage-backed and asset-backed securities	118	(3)	9	(1)	127	(4)
Total	$1,017	$(39)	$109	$(28)	$1,126	$(67)

At December 31, 2016 and 2015, there were 199 and 306 bonds that had a gross unrealized loss of which the single largest unrealized loss was $187 million and $4 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Proceeds	$3,109	$1,733	$1,945
Realized gross gains	375	43	59
Realized gross losses	(6)	(21)	(49)

For the years ended December 31, 2016 and 2015, realized capital losses include $5 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 2 and 0 securities, respectively. These are primarily made up of impairments on private bonds.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2016 and 2015.

Affiliate Transactions

In 2016, the Company transferred certain bonds to its parent, JHUSA, in lieu of a reinsurance cash settlement. These bonds had a book value of $26 million and a fair value of $26 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $308 million and fair value of $343 million. The Company recognized $35 million in pre-tax realized gains before transfer to IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $1 million and fair value of $1 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $13 million and fair value of $13 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $120 million.

In 2015, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $141 million and a fair value of $152 million. The Company recognized $11 in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $27 million and fair value of $28 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, the Company sold certain and acquired certain bonds to its parent, JHUSA. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$7	$-	$-	$7
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	143	11	(1)	153
Affiliates*	-	-	-	-

Total stocks	$150	$11	$(1)	$160

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$-	$-	$-	$-
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	73	5	(2)	76
Affiliates*	55	-	-	55

Total stocks	$128	$5	$(2)	$131

*	Affiliates — fair value represents the carrying value

At December 31, 2016 and 2015, there were 32 and 26 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2016 and 2015, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2016 and 2015, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2016:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$261	East North Central	$133
Industrial	70	East South Central	11
Office buildings	190	Middle Atlantic	119
Retail	201	Mountain	58
Agricultural	-	New England	18
Agribusiness	12	Pacific	272
Mixed use	-	South Atlantic	116
Other	55	West North Central	40
Allowance	-	West South Central	22
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$789	Total mortgage loans on real estate	$789

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$266	East North Central	$134
Industrial	83	East South Central	10
Office buildings	187	Middle Atlantic	121
Retail	205	Mountain	55
Agricultural	-	New England	19
Agribusiness	12	Pacific	284
Mixed use	-	South Atlantic	115
Other	53	West North Central	44
Allowance	-	West South Central	24
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$806	Total mortgage loans on real estate	$806

The aggregate mortgages outstanding to any one borrower do not exceed $35 million.

During 2016, the respective maximum and minimum lending rates for mortgage loans issued were 4.46% and 3.40% for commercial loans. The Company issued no new agricultural loans during 2016. The Company issued no purchase money mortgages in 2016 or 2015. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2016 and 2015, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2016, 2015 and 2014, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2016	2015

	(in millions)
AAA	$54	$43
AA	199	202
A	376	341
BBB	160	220
BB	-	-
B and lower and unrated	-	-

Total	$789	$806

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $25 million and fair value of $27 million at the date of the transaction. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain mortgages from its parent, JHUSA, for $73 million.

In 2015, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2016	2015

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	251	193
Properties held for sale	-	-
Less accumulated depreciation	(22)	(12)

Total	$229	$181

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2016, 2015 and 2014, respectively.

Affiliate Transactions

In 2015, the Company formed two new wholly-owned subsidiaries for the purposes of owning real estate and contributed certain of its real estate holdings to the newly formed entities in exchange for all of their equity interests. These properties had aggregate book values of $55 million and fair values of $79 million at the date of the transaction and were contributed on a book value basis which resulted in no impact to the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, the Company sold real estate to its parent, JHUSA. The real estate had a book value of $32 million and a fair value of $33 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2016 and 2015.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $4 million, $0 million, and $0 million of impairments on partnerships and LLCs in 2016, 2015, or 2014. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2016 or 2015.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2016	2015	2014

	(in millions)
Income:
Bonds	$189	$232	$264
Preferred stocks	-	-	-
Common stocks	5	-	-
Mortgage loans on real estate	42	48	63
Real estate	35	29	38
Policy loans	4	5	7
Cash, cash equivalents and short-term investments	1	-	-
Other invested assets	42	35	33
Derivatives	33	29	22
Other income	1	2	-

Total investment income	352	380	427

Expenses
Investment expenses	(31)	(37)	(39)
Investment taxes, licenses and fees, excluding federal income taxes	(3)	(3)	(3)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(4)	(5)	(5)

Total investment expenses	(38)	(45)	(47)

Net investment income	$314	$335	$380

Other invested assets above represent income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended
	2016	2015	2014

	(in millions)
Realized capital gains (losses)	$306	$61	$(19)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(130) in 2016, $(27) in 2015, and $(2) in 2014)	241	50	5

Realized capital gains (losses) before tax	65	11	(24)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	126	22	1

Net realized capital gains (losses)	$(61)	$(11)	$(25)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions (“RSATs”):

December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$6	$-	$20	$-
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	123	-	-	22	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$335	$6	$-	$42	$-

Other Hedging Relationships
	Interest rate swaps	$10,917	$745	$456	$745	$456
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	23	1	-	1	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$10,940	$746	$456	$746	$456

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$11,275	$752	$456	$788	$456

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$7	$-	$22	$-
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	173	-	-	39	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$385	$7	$-	$61	$-

Other Hedging Relationships
	Interest rate swaps	$10,904	$749	$468	$749	$468
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	608	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	23	-	-	-	-
	Equity index futures	485	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$12,020	$749	$468	$749	$468

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$12,405	$756	$468	$810	$468

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2016, 2015 and 2014, the Company recorded net unrealized gains of $19 million, $19 million, and $27 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the year ended December 31, 2016, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 4 years.

Derivatives Not Designated in Effective Hedge Accounting Relationships. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains of $0 million, $0 million, and $0 million (including $0 million, $0 million, and $0 million of gains for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2016, 2015 and 2014, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2016, 2015 and 2014 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$8	$32	$196
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Equity total return swaps	-	-	-
Equity index options	1	-	-
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$9	$32	$196

Net realized capital gain (loss):
Interest rate swaps	$-	$-	$-
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	4	(5)	(8)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity index options	(1)	-	-
Equity index futures	(63)	(10)	(29)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(60)	$(15)	$(37)

Total gain (loss) from derivatives in other hedging relationships	$(51)	$17	$159

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2016 and 2015, the Company had accepted collateral consisting of cash of $40 million and $120 million and various securities with a fair value of $371 million and $258 million, respectively, which are held in separate custodial accounts. In addition, the Company has

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	153	153	119	-	34

Total common stocks	153	153	119	-	34
Derivatives:
Interest rate swaps	745	745	-	745	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	746	746	-	746	-
Assets held in separate accounts	7,503	7,503	7,503	-	-

Total assets	$8,402	$8,402	$7,622	$746	$34

Liabilities:
Derivatives:
Interest rate swaps	$456	$456	$-	$456	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	456	456	-	456	-
Liabilities held in separate accounts	7,503	7,503	7,503	-	-

Total liabilities	$7,959	$7,959	$7,503	$456	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	76	76	68	-	8

Total common stocks	76	76	68	-	8
Derivatives:
Interest rate swaps	749	749	-	749	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	749	749	-	749	-
Assets held in separate accounts	7,448	7,448	7,448	-	-

Total assets	$8,273	$8,273	$7,516	$749	$8

Liabilities:
Derivatives:
Interest rate swaps	$468	$468	$-	$468	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	468	468	-	468	-
Liabilities held in separate accounts	7,448	7,448	7,448	-	-

Total liabilities	$7,916	$7,916	$7,448	$468	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,927	$4,921	$-	$4,612	$309
Preferred stocks	7	7	-	-	7
Mortgage loans on real estate	789	851	-	-	851
Cash, cash equivalents and short term investments	10	10	10	-	-
Policy loans	104	104	-	104	-
Derivatives in effective hedge accounting and RSAT relationships	6	42	-	42	-

Total assets	$5,843	$5,935	$10	$4,758	$1,167

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	82	81	-	-	81
Policyholders’ and beneficiaries funds	126	151	-	151	-
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$208	$232	$-	$151	$81

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,636	$4,894	$-	$4,533	$361
Preferred stocks	-	-	-	-	-
Mortgage loans on real estate	806	861	-	-	861
Cash, cash equivalents and short term investments	72	72	72	-	-
Policy loans	170	170	-	170	-
Derivatives in effective hedge accounting and RSAT relationships	7	61	-	61	-

Total assets	$5,691	$6,058	$72	$4,764	$1,222

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	84	83	-	-	83
Policyholders’ and beneficiaries funds	266	288	-	148	140
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$350	$371	$-	$148	$223

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2016 and 2015, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2016, 2015 and 2014, are summarized as follows:

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2016	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	8	-	1	-	25	-	-	-	-	-	34

Total common stocks	8	-	1	-	25	-	-	-	-	-	34
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$8	$-	$1	$-	$25	$-	$-	$-	$-	$-	$34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	4	-	4	-	-	-	-	-	-	-	8

Total common stocks	4	-	4	-	-	-	-	-	-	-	8
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$4	$-	$4	$-	$-	$-	$-	$-	$-	$-	$8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2014	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	3	-	1	-	-	-	(2)	-	2	-	4

Total common stocks	3	-	1	-	-	-	(2)	-	2	-	4
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$3	$-	$1	$-	$-	$-	$(2)	$-	$2	$-	$4

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums earned
Direct	$1,085	$1,021	$1,025
Assumed	219	1,079	293
Ceded	226	(349)	(277)

Net	$1,530	$1,751	$1,041

Benefits to policyholders ceded	$(482)	(544)	(473)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2016, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2016, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2016, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $322 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $2,295 million of invested assets and $1,344 million in net policy liabilities. In addition, the Company recognized $952 million of FWH assets. The transactions resulted in a pre-tax loss of $134 million, including a ceding commission paid of $66 million, and an increase in surplus of $70 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2016	2015

	(in millions)
Premiums ceded	$(84)	$(2,189)
Premiums assumed	34	875
Benefits ceded	(185)	(85)
Benefits assumed	74	34
Other amounts payable on reinsurance	(4)	332
Funds held by or deposited with reinsured companies	920	930

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to JHUSA from the Company was recaptured. This recapture was necessary to complete the NYL Agreements, because the policies under this agreement are the same policies at risk under the NYL Agreements. The recapture resulted in a decrease in FWH liability of $1,919 million and an increase in net policy assets and liabilities of $1,918 million, as well as a pre-tax loss of $149 million and a decrease in surplus, net of tax, of $96 million.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums assumed, net	$183	$2,231	$192
Benefits assumed, net	427	436	394
Other reinsurance receivable	9	1	10
Other amounts payable on reinsurance	41	60	86
Funds withheld from unauthorized reinsurers	-	-	1,952
Treaty settlement received (paid)	(246)	(527)	(449)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$422	$-	$-
Benefits ceded	(21)	(42)	(40)
Other amounts payable on reinsurance	-	3	-
Funds withheld from unauthorized reinsurers	9	15	25
Treaty Settlement received (paid)	56	(1)	(11)

The Company reinsures a portion of the risk related to certain annuity policies with JHRECO. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On July 1, 2016, the Company recaptured the annuity policies with JHRECO. The recapture resulted in pre-tax income of $59 million and an increase in surplus, net of tax, of $38 million.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$-	$-	$(4)
Benefits ceded	(12)	(8)	(8)
Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	-	-	1
Funds withheld from unauthorized reinsurers	325	316	301
Treaty Settlement received (paid)	60	2	3

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

On October 1, 2016, the Company recaptured a block of no-lapse guarantee riders on universal life contracts ceded to an affiliate, Manulife Reinsurance Limited (“MRL”), resulting in a pre-tax loss of approximately $14 million and a decrease in surplus, net of tax, of $9 million.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$391	$2	$393
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	391	2	393
(d) Deferred tax assets nonadmitted	160	-	160

(e) Subtotal net admitted deferred tax asset (c — d)	231	2	233
(f) Deferred tax liabilities	109	36	145

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$122	$(34)	$88

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$375	$-	$375
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	375	-	375
(d) Deferred tax assets nonadmitted	133	-	133

(e) Subtotal net admitted deferred tax asset (c — d)	242	-	242
(f) Deferred tax liabilities	120	39	159

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$122	$(39)	$83

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$16	$2	$18
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	16	2	18
(d) Deferred tax assets nonadmitted	27	-	27

(e) Subtotal net admitted deferred tax asset (c — d)	(11)	2	(9)
(f) Deferred tax liabilities	(11)	(3)	(14)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$-	$5	$5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$88	$-	$88
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	197	-	197
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	143	2	145

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$231	$2	$233

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

		(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$40	$-	$40
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	43	-	43
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	43	-	43
2. Adjusted gross deferred tax assets allowed per limitation threshold.	184	-	184
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	159	-	159

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$242	$-	$242

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

		(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$48	$-	$48
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(43)	-	(43)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(43)	-	(43)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	13	-	13
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(16)	2	(14)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(11)	$2	$(9)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2016	2015

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1324%	1609%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,316	$1,227

Impact of tax planning strategies is as follows:

	December 31, 2016
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$391	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$231	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2015
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$375	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$242	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$16	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(11)	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2016	2015	Change

	(in millions)
1. Current income tax
(a) Federal	$85	$(74)	$159
(b) Foreign	-	-	-

(c) Subtotal	85	(74)	159
(d) Federal income tax on net capital gains	126	22	104
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$211	$(52)	$263

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2016	2015	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	356	342	14
(4) Investments	3	7	(4)
(5) Deferred acquisition costs	11	4	7
(6) Policyholder dividends accrual	5	-	5
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	1	4	(3)
(12) Tax credit carry-forward	11	10	1
(13) Other (including items <5% of total ordinary tax assets)	4	8	(4)

(99) Subtotal	$391	$375	$16
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	160	133	27

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$231	$242	$(11)
(e) Capital:
(1) Investments	$2	$-	$2
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$2	$-	$2
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$2	$-	$2
(i) Admitted deferred tax assets (2(d)+2(h))	$233	$242	$(9)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$72	$99	$(27)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	7	6	1
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	30	15	15

(99) Subtotal	$109	$120	$(11)
(b) Capital:
(1) Investments	$36	$39	$(3)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$36	$39	$(3)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$145	$159	$(14)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$88	$83	$5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2016	2015	Change

	(in millions)
Total deferred tax assets	$393	$375	$18
Total deferred tax liabilities	145	159	(14)

Net deferred tax assets (liabilities)	$248	$216	$32

Tax effect of unrealized gains and losses			(10)
Tax effect of unrealized foreign exchange gains (losses)			-

Change in net deferred income taxes			$42

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Ordinary provisions computed at statutory rate	$79	$(28)	$(74)
Net realized capital gains (losses) before IMR at statutory rate	107	21	(7)
Change in nonadmitted assets	-	-	-
Reinsurance	(7)	18	(4)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	1
Amortization of IMR	(6)	(19)	(5)
Tax recorded in surplus	1	2	1
Dividend received deduction	(8)	(7)	(7)
Investment in subsidiaries	-	1	-
Prior year adjustment	(6)	(1)	-
Tax credits	(1)	(1)	(1)
Change in tax reserve	10	1	3
Pension	-	-	-
Other	-	-	-

Total	$169	$(13)	$(93)

Federal and foreign income taxes incurred	$85	$(74)	$(3)
Capital gains tax	126	23	1
Change in net deferred income taxes	(42)	38	(91)

Total statutory income tax expense (benefit)	$169	$(13)	$(93)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2016, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating loss	2014	2029	$2
	2015	2030	-
	2016	2031

			$2

Alternative minimum tax credit	2004		$1
	2005		1

			$2

Foreign tax credits	2006	2016	1
	2007	2017	1
	2008	2018	1
	2011	2021	2
	2013	2023	1
	2014	2024	1
	2015	2025	1
	2016	2026	1

			$9

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $190 million, $0 million and $0 million for 2016, 2015 and 2014, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Insurance Company of Vermont
Guide Financial, Inc.	John Hancock Leasing Corp.
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Life Insurance Company (USA)
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.	Transamerica Fund Distributors Inc.
John Hancock Financial Corporation	Transamerica Fund Management Company

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($192) million and $50 million at December 31, 2016 and 2015, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed.

In December 2016, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015

	(in millions)
Balance at beginning of year	$9	$8
Additions based on tax positions related to the current year	1	1
Payments	(2)	-
Additions for tax positions of prior years	13	-
Reductions for tax positions of prior years	(4)	-

Balance at end of year	$17	$9

Included in the balances as of December 31, 2016 and 2015, are $17 million and $9 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2016 and 2015 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest benefit in each of the years ended December 31, 2016, 2015, and 2014, respectively. The Company had approximately $1million and $0 million accrued for interest as of December 31, 2016 and 2015, respectively. The Company did not recognize any material penalties for the years ended December 31, 2016, 2015 and 2014.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid no shareholder dividends to its parent, JHUSA, in 2016, 2015 and 2014.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2016 and 2015, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $62 million, $68 million, and $68 million at December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the Company had amounts payable of $12 million and $15 million, respectively.

The Company has an Administrative Service Agreement with JHIMS and John Hancock Advisors (“JHA”) pursuant to which the Company will provide certain administrative and related functional support services as required by JHIMS and JHA in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHIMA and JHA. For such services, JHIMS and JHA will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $16 million and $17 million for the years ended December 31, 2016 and 2015, respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2016, 2015 and 2014, the Company was billed by JHD for underwriting commissions of $61 million, $69 million, and $72 million, respectively. The Company had amounts payable for services provided of $3 million and $3 million at December 31, 2016 and 2015, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2016, the Company received dividends of $3 million from JHCREH prior to the entity being dissolved. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2016 and 2015.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2016 and 2015, the Company had a receivable from JHUSA in the amount of $263 million and $473 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2016 and 2015, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company also enters into reinsurance transactions with its affiliates. Please refer to the Reinsurance Note for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $18 million, to purchase other invested assets of $690 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2016. Approximately 27% of these commitments expire in 2017.

Contingencies: As of December 31, 2016, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two putative class actions against our parent company, JHUSA, are pending, one in New York and one in California, in which claims are made that JHUSA breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. JHUSA believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies and intends to vigorously defend these actions. Both cases are in the discovery stage and it is premature to attempt to predict any outcome or range of outcomes for these matters.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$97	$-	$-	$97	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	7,255	7,255	70%

Total with adjustment or at fair value	100	-	7,255	7,355	71%
At book value without adjustment (minimal or no charge or adjustment)	1,532	-	-	1,532	15%
Not subject to discretionary withdrawal	1,410	-	2	1,412	14%

Total (gross)	3,042	-	7,257	10,299	100%

Reinsurance ceded	1,176	-	-	1,176

Total (net)	$1,866	$-	$7,257	$9,123

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$105	$-	$-	$105	1%
At book value less current surrender charge of 5% or more	4	-	-	4	0%
At fair value	-	-	7,215	7,215	69%

Total with adjustment or at fair value	109	-	7,215	7,324	70%
At book value without adjustment (minimal or no charge or adjustment)	1,708	-	-	1,708	16%
Not subject to discretionary withdrawal	1,430	-	2	1,432	14%

Total (gross)	3,247	-	7,217	10,464	100%

Reinsurance ceded	1,264	-	-	1,264

Total (net)	$1,983	$-	$7,217	$9,200

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2016 and 2015. The assets legally insulated from the general account are attributed to the following products/transactions:

	December 31,
Product/Transaction	2016	2015

	(in millions)
Group Annuity Contracts (401K)	$4,296	$4,066
Variable and Fixed Annuities	2,972	3,167
Life insurance	235	215

Total	$7,503	$7,448

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2016	$17	$4
2015	$18	$2
2014	$19	$5
2013	$20	$5
2012	$21	$4

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2016	2015

	(in millions, except for ages)
Account value	$3,021	$3,217
Amount of reserve held	185	223
Net amount at risk — gross	402	442
Weighted average attained age	68	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2016 and 2015:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2016 and 2015, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2016 and 2015, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2016	2015

	(in millions)
Type of Fund
Equity	$1,585	$1,598
Balanced	1,239	1,379
Bonds	355	375
Money Market	23	26

Total	$3,202	$3,378

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2016	2015

	(in millions)
Premiums, deposits and other considerations	$806	$727

Reserves for accounts with assets at:
Fair value	7,472	7,410
Amortized cost	-	-

Total	$7,472	$7,410

	December 31,
	2016	2015

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	99	107
At fair value	7,318	7,263
At book value without fair value adjustments and with current surrender charge of less than 5%	53	38

Subtotal	7,470	7,408
Not subject to discretionary withdrawal	2	2

Total	$7,472	$7,410

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2016	2015	2014

	(in millions)
Transfers to separate accounts	$1,022	$934	$884
Transfers from separate accounts	1,369	1,403	1,401

Net transfers to (from) separate accounts	$(347)	$(469)	$(517)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2016, 2015 and 2014.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2016, 2015 and 2014.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2016, 2015 and 2014.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2016 financial statements through March 29, 2017, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2016

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December  31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A (the Account) comprised of the following sub-accounts,

500 Index Fund B Series I	Lifestyle Aggressive MVP Series I
500 Index Fund B Series II	Lifestyle Aggressive MVP Series II
500 Index Fund B Series NAV	Lifestyle Aggressive Trust PS Series I
Active Bond Trust Series I	Lifestyle Aggressive Trust PS Series II
Active Bond Trust Series II	Lifestyle Balanced MVP Series I
All Cap Core Trust Series I	Lifestyle Balanced MVP Series II
All Cap Core Trust Series II	Lifestyle Balanced Trust PS Series I
American Asset Allocation Trust Series I	Lifestyle Balanced Trust PS Series II
American Asset Allocation Trust Series II	Lifestyle Conservative MVP Series I
American Global Growth Trust Series II	Lifestyle Conservative MVP Series II
American Global Growth Trust Series III	Lifestyle Conservative Trust PS Series I
American Growth Income Trust Series I	Lifestyle Conservative Trust PS Series II
American Growth Income Trust Series II	Lifestyle Growth MVP Series I
American Growth Income Trust Series III	Lifestyle Growth MVP Series II
American Growth Trust Series II	Lifestyle Growth Trust PS Series I
American Growth Trust Series III	Lifestyle Growth Trust PS Series II
American International Trust Series II	Lifestyle Moderate MVP Series I
American International Trust Series III	Lifestyle Moderate MVP Series II
American New World Trust Series II	Lifestyle Moderate Trust PS Series I
American New World Trust Series III	Lifestyle Moderate Trust PS Series II
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Index Trust Series II
Bond Trust Series I	Mid Cap Stock Trust Series I
Bond Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Trust Series I	Mid Value Trust Series I
Capital Appreciation Trust Series II	Mid Value Trust Series II
Capital Appreciation Value Trust Series II	Money Market Trust Series I
Core Bond Trust Series	Money Market Trust Series II
Core Bond Trust Series II	Money-Market Trust Series NAV
Core Strategy Trust Series I	Mutual Shares Trust Series I
Core Strategy Trust Series II	PIMCO All Asset
Core Strategy Trust Series NAV	Real Estate Securities Trust Series I
DWS Equity 500 Index	Real Estate Securities Trust Series II
Equity Income Trust Series I	Science & Technology Trust Series I
Equity Income Trust Series II	Science & Technology Trust Series II
Financial Industries Trust Series I	Short Term Government Income Trust Series I
Financial Industries Trust Series II	Short Term Government Income Trust Series II
Fundamental All Cap Core Trust Series II	Small Cap Growth Trust Series I
Fundamental Large Cap Value Trust Series I	Small Cap Growth Trust Series II
Fundamental Large Cap Value Trust Series II	Small Cap Index Trust Series I
Global Bond Trust Series I	Small Cap Index Trust Series II
Global Bond Trust Series II	Small Cap Opportunities Trust Series I

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Global Trust Series I	Small Cap Opportunities Trust Series II
Global Trust Series II	Small Cap Value Trust Series II
Health Science Trust Series I	Small Company Value Trust Series I
Health Science Trust Series II	Small Company Value Trust Series II
High Yield Trust Series I	Strategic Income Opportunities Trust Series I
High Yield Trust Series II	Strategic Income Opportunities Trust Series II
International Equity Index Trust B Series I	Total Bond Market Trust B Series II
International Equity Index Trust B Series II	Total Bond Market Trust B Series NAV
International Equity Index Trust B Series NAV	Total Stock Market Index Trust Series I
International Growth Stock Trust Series II	Total Stock Market Index Trust Series II
International Small Company Trust Series I	Ultra Short Term Bond Trust Series II
International Small Company Trust Series II	Utilities Trust Series I
International Value Trust Series I	Utilities Trust Series II
International Value Trust Series II	Value Trust Series I
Investment Quality Bond Trust Series I	Value Trust Series II
Investment Quality Bond Trust Series II

as of December 31, 2016, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Franklin Templeton Founding Allocation Trust Series II, International Core Trust Series I, International Core Trust Series II, Money Market Trust B Series NAV, Real Return Bond Trust Series II, U.S. Equity Trust Series I, and U.S. Equity Trust Series II sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2016, the results of their and the closed sub-accounts’ operations and changes in contract owners’ for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	500 Index Fund B Series I	500 Index Fund B Series II	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$12,253,452	$10,784,280	$6,387,686	$1,652,267	$22,132,811	$2,785,659

Net Assets
Contracts in accumulation	$12,135,687	$10,713,947	$6,387,686	$1,636,207	$22,132,811	$2,785,659
Contracts in payout (annuitization)	117,765	70,333	—	16,060	—	—

Total net assets	$12,253,452	$10,784,280	$6,387,686	$1,652,267	$22,132,811	$2,785,659

Units outstanding	602,609	538,230	325,273	85,668	1,198,147	101,298
Unit value	$20.33	$20.04	$19.64	$19.29	$18.47	$27.50

Shares	449,009	394,884	234,067	174,843	2,337,150	92,302
Cost	$11,398,065	$8,833,543	$4,131,480	$1,704,676	$23,081,368	$1,554,614

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II
Total Assets
Investments at fair value	$915,085	$6,624,222	$82,646,747	$11,227,180	$7,510	$86,997,110

Net Assets
Contracts in accumulation	$915,085	$6,610,804	$82,640,781	$11,080,008	$7,510	$86,921,467
Contracts in payout (annuitization)	—	13,418	5,966	147,172	—	75,643

Total net assets	$915,085	$6,624,222	$82,646,747	$11,227,180	$7,510	$86,997,110

Units outstanding	33,436	372,129	4,806,773	653,213	379	2,957,881
Unit value	$27.37	$17.80	$17.19	$17.19	$19.82	$29.41

Shares	30,381	495,825	6,181,507	838,475	561	4,692,401
Cost	$647,977	$5,530,626	$65,127,648	$10,938,060	$7,724	$72,176,258

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	American Growth Trust Series III	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American International Trust Series II	American International Trust Series III
Total Assets
Investments at fair value	$443,972	$6,560,018	$82,343,009	$767,696	$44,091,638	$372,998

Net Assets
Contracts in accumulation	$443,972	$6,543,938	$82,330,383	$767,696	$44,079,024	$372,998
Contracts in payout (annuitization)	—	16,080	12,626	—	12,614	—

Total net assets	$443,972	$6,560,018	$82,343,009	$767,696	$44,091,638	$372,998

Units outstanding	20,854	220,494	3,031,937	35,319	1,887,659	27,380
Unit value	$21.29	$29.75	$27.16	$21.74	$23.36	$13.62

Shares	23,947	373,152	4,694,584	43,743	2,491,053	21,133
Cost	$412,540	$6,143,563	$73,197,178	$759,698	$37,744,578	$336,433

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	American New World Trust Series II	American New World Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond Trust Series I	Bond Trust Series II
Total Assets
Investments at fair value	$4,177,699	$13,217	$18,475,706	$14,543,928	$895,729	$63,615,088

Net Assets
Contracts in accumulation	$4,177,699	$13,217	$18,300,406	$14,543,928	$895,729	$63,613,594
Contracts in payout (annuitization)	—	—	175,300	—	—	1,494

Total net assets	$4,177,699	$13,217	$18,475,706	$14,543,928	$895,729	$63,615,088

Units outstanding	313,901	983	451,123	517,022	65,370	4,885,742
Unit value	$13.31	$13.45	$40.95	$28.13	$13.70	$13.02

Shares	376,031	1,194	673,068	540,868	67,297	4,772,325
Cost	$4,833,567	$15,605	$15,536,820	$15,227,399	$926,922	$65,611,856

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I	Core Bond Trust Series II	Core Strategy Trust Series I
Total Assets
Investments at fair value	$9,115,007	$6,721,144	$23,138,009	$7,178,857	$14,737,546	$201,830

Net Assets
Contracts in accumulation	$9,101,858	$6,718,189	$23,138,009	$7,165,124	$14,729,560	$201,830
Contracts in payout (annuitization)	13,149	2,955	—	13,733	7,986	—

Total net assets	$9,115,007	$6,721,144	$23,138,009	$7,178,857	$14,737,546	$201,830

Units outstanding	523,820	259,722	1,137,247	420,069	903,915	13,384
Unit value	$17.40	$25.88	$20.35	$17.09	$16.30	$15.08

Shares	779,727	592,171	2,095,834	548,423	1,126,724	14,223
Cost	$9,268,237	$7,507,635	$23,853,991	$7,391,224	$15,142,818	$203,644

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Core Strategy Trust Series II	Core Strategy Trust Series NAV	DWS Equity 500 Index	Equity Income Trust Series I (a)	Equity Income Trust Series II (b)	Financial Industries Trust Series I
Total Assets
Investments at fair value	$205,549,444	$221,933	$2,839,748	$23,462,722	$21,988,197	$623,737

Net Assets
Contracts in accumulation	$205,526,302	$221,933	$2,839,748	$23,426,285	$21,986,031	$623,737
Contracts in payout (annuitization)	23,142	—	—	36,437	2,166	—

Total net assets	$205,549,444	$221,933	$2,839,748	$23,462,722	$21,988,197	$623,737

Units outstanding	11,212,786	11,808	81,737	480,526	894,925	28,864
Unit value	$18.33	$18.80	$34.74	$48.83	$24.57	$21.61

Shares	14,424,522	15,629	145,107	1,407,482	1,323,793	47,396
Cost	$207,156,766	$219,669	$2,116,334	$21,980,298	$21,145,904	$593,402

(a)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.
(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Bond Trust Series I	Global Bond Trust Series II
Total Assets
Investments at fair value	$3,572,300	$5,263,422	$22,545,770	$26,561,749	$1,513,277	$8,269,483

Net Assets
Contracts in accumulation	$3,572,300	$5,263,422	$22,392,008	$26,547,136	$1,513,277	$8,269,483
Contracts in payout (annuitization)	—	—	153,762	14,613	—	—

Total net assets	$3,572,300	$5,263,422	$22,545,770	$26,561,749	$1,513,277	$8,269,483

Units outstanding	157,888	163,182	888,645	1,133,566	45,108	446,523
Unit value	$22.63	$32.25	$25.37	$23.43	$33.55	$18.52

Shares	273,321	252,563	1,219,349	1,426,517	124,447	689,124
Cost	$3,332,522	$3,774,655	$21,363,388	$24,713,100	$1,583,131	$8,726,007

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II
Total Assets
Investments at fair value	$6,829,012	$5,967,489	$3,127,200	$10,934,600	$1,779,152	$6,630,071

Net Assets
Contracts in accumulation	$6,823,854	$5,967,489	$3,127,200	$10,934,600	$1,775,096	$6,587,776
Contracts in payout (annuitization)	5,158	—	—	—	4,056	42,295

Total net assets	$6,829,012	$5,967,489	$3,127,200	$10,934,600	$1,779,152	$6,630,071

Units outstanding	193,204	306,157	57,614	200,304	82,881	288,097
Unit value	$35.35	$19.49	$54.28	$54.59	$21.47	$23.01

Shares	363,632	319,117	143,252	533,916	340,182	1,241,586
Cost	$5,918,426	$6,068,192	$3,699,452	$14,418,686	$1,973,539	$7,218,046

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II
Total Assets
Investments at fair value	$692,419	$2,438,873	$1,027,110	$2,442,209	$1,476,745	$2,987,304

Net Assets
Contracts in accumulation	$692,287	$2,438,873	$1,027,110	$2,442,209	$1,476,543	$2,985,385
Contracts in payout (annuitization)	132	—	—	—	202	1,919

Total net assets	$692,419	$2,438,873	$1,027,110	$2,442,209	$1,476,745	$2,987,304

Units outstanding	51,668	184,607	96,228	175,381	82,705	171,739
Unit value	$13.40	$13.21	$10.67	$13.93	$17.86	$17.39

Shares	46,817	164,677	69,493	158,174	118,519	239,944
Cost	$734,146	$2,485,681	$1,009,679	$2,456,352	$1,346,046	$2,505,342

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive MVP Series I	Lifestyle Aggressive MVP Series II
Total Assets
Investments at fair value	$5,002,546	$7,665,790	$3,252,399	$15,227,358	$461,190	$5,529,053

Net Assets
Contracts in accumulation	$4,987,142	$7,661,739	$3,243,596	$15,227,358	$461,190	$5,529,053
Contracts in payout (annuitization)	15,404	4,051	8,803	—	—	—

Total net assets	$5,002,546	$7,665,790	$3,252,399	$15,227,358	$461,190	$5,529,053

Units outstanding	261,735	367,280	114,504	825,994	22,367	262,379
Unit value	$19.11	$20.87	$28.40	$18.44	$20.62	$21.07

Shares	401,811	616,221	295,942	1,384,305	46,821	563,040
Cost	$4,679,137	$7,214,270	$3,436,615	$16,142,296	$399,630	$5,195,558

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Aggressive Trust PS Series I	Lifestyle Aggressive Trust PS Series II	Lifestyle Balanced MVP Series I	Lifestyle Balanced MVP Series II	Lifestyle Balanced Trust PS Series I	Lifestyle Balanced Trust PS Series II
Total Assets
Investments at fair value	$1,221,876	$13,553,488	$8,321,589	$242,463,522	$13,204,593	$372,541,894

Net Assets
Contracts in accumulation	$1,221,876	$13,553,488	$8,311,850	$242,463,522	$13,203,500	$372,390,940
Contracts in payout (annuitization)	—	—	9,739	—	1,093	150,954

Total net assets	$1,221,876	$13,553,488	$8,321,589	$242,463,522	$13,204,593	$372,541,894

Units outstanding	87,879	980,871	368,764	12,926,960	969,157	26,359,393
Unit value	$13.90	$13.82	$22.57	$18.76	$13.62	$14.13

Shares	95,385	1,058,040	690,588	20,222,145	958,243	26,995,789
Cost	$1,209,979	$13,429,888	$8,548,433	$246,290,557	$13,500,305	$380,862,206

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Conservative MVP Series I	Lifestyle Conservative MVP Series II	Lifestyle Conservative Trust PS Series I	Lifestyle Conservative Trust PS Series II	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series II
Total Assets
Investments at fair value	$2,219,880	$58,550,042	$3,476,759	$76,609,134	$4,325,689	$253,367,262

Net Assets
Contracts in accumulation	$2,209,466	$58,506,877	$3,475,726	$76,592,032	$4,325,689	$253,248,751
Contracts in payout (annuitization)	10,414	43,165	1,033	17,102	—	118,511

Total net assets	$2,219,880	$58,550,042	$3,476,759	$76,609,134	$4,325,689	$253,367,262

Units outstanding	86,152	3,300,302	263,084	5,659,425	201,629	13,685,000
Unit value	$25.77	$17.74	$13.22	$13.54	$21.45	$18.51

Shares	199,629	5,303,446	269,307	5,924,914	333,001	19,565,040
Cost	$2,452,481	$65,925,385	$3,600,912	$79,196,345	$4,077,470	$243,068,656

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Growth Trust PS Series I	Lifestyle Growth Trust PS Series II	Lifestyle Moderate MVP Series I	Lifestyle Moderate MVP Series II	Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Trust PS Series II
Total Assets
Investments at fair value	$9,328,091	$552,006,635	$3,619,618	$98,063,158	$2,901,883	$129,752,368

Net Assets
Contracts in accumulation	$9,328,091	$552,006,635	$3,619,618	$98,063,158	$2,900,809	$129,744,427
Contracts in payout (annuitization)	—	—	—	—	1,074	7,941

Total net assets	$9,328,091	$552,006,635	$3,619,618	$98,063,158	$2,901,883	$129,752,368

Units outstanding	673,390	38,102,105	144,012	5,330,405	215,113	9,303,760
Unit value	$13.85	$14.49	$25.13	$18.40	$13.49	$13.95

Shares	641,988	37,938,600	310,697	8,468,321	214,954	9,597,069
Cost	$9,383,565	$554,450,406	$3,899,596	$106,999,826	$3,001,637	$133,980,452

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II
Total Assets
Investments at fair value	$1,292,085	$9,569,611	$6,045,638	$10,556,018	$3,278,072	$8,909,582

Net Assets
Contracts in accumulation	$1,292,085	$9,569,611	$6,045,606	$10,544,877	$3,255,384	$8,909,582
Contracts in payout (annuitization)	—	—	32	11,141	22,688	—

Total net assets	$1,292,085	$9,569,611	$6,045,638	$10,556,018	$3,278,072	$8,909,582

Units outstanding	33,692	292,032	226,257	329,009	105,277	292,588
Unit value	$38.35	$32.77	$26.72	$32.08	$31.14	$30.45

Shares	60,604	450,547	426,952	784,834	282,106	766,086
Cost	$1,244,578	$8,823,078	$6,440,310	$12,155,754	$3,161,151	$8,670,561

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Money Market Trust Series I	Money Market Trust Series II	Money- Market Trust Series NAV	Mutual Shares Trust Series I	PIMCO All Asset	Real Estate Securities Trust Series I
Total Assets
Investments at fair value	$2,621,068	$15,410,493	$1,096,091	$748,876	$1,406,001	$2,157,760

Net Assets
Contracts in accumulation	$2,611,790	$15,410,493	$1,096,091	$748,876	$1,406,001	$2,156,463
Contracts in payout (annuitization)	9,278	—	—	—	—	1,297

Total net assets	$2,621,068	$15,410,493	$1,096,091	$748,876	$1,406,001	$2,157,760

Units outstanding	178,707	1,343,147	88,535	39,320	75,286	41,646
Unit value	$14.67	$11.47	$12.38	$19.05	$18.68	$51.81

Shares	2,621,068	15,410,493	1,096,091	63,788	138,114	115,698
Cost	$2,621,068	$15,410,493	$1,096,091	$683,735	$1,524,989	$1,601,033

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Real Estate Securities Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$7,197,144	$6,067,575	$6,246,868	$2,815,801	$4,094,495	$17,829

Net Assets
Contracts in accumulation	$7,193,234	$6,067,307	$6,246,868	$2,814,691	$4,094,495	$17,829
Contracts in payout (annuitization)	3,910	268	—	1,110	—	—

Total net assets	$7,197,144	$6,067,575	$6,246,868	$2,815,801	$4,094,495	$17,829

Units outstanding	186,391	249,063	208,877	231,184	343,778	906
Unit value	$38.61	$24.36	$29.91	$12.18	$11.91	$19.68

Shares	385,286	269,910	288,140	232,327	337,551	2,226
Cost	$5,929,320	$4,924,614	$6,244,186	$2,950,199	$4,198,455	$22,610

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$2,581,517	$228,186	$6,274,967	$2,909,823	$6,549,825	$3,762,220

Net Assets
Contracts in accumulation	$2,564,980	$228,186	$6,267,736	$2,909,823	$6,549,825	$3,762,220
Contracts in payout (annuitization)	16,537	—	7,231	—	—	—

Total net assets	$2,581,517	$228,186	$6,274,967	$2,909,823	$6,549,825	$3,762,220

Units outstanding	104,832	7,757	209,360	79,802	187,123	119,161
Unit value	$24.63	$29.42	$29.97	$36.46	$35.00	$31.57

Shares	337,453	15,481	428,033	93,684	214,187	175,805
Cost	$3,462,267	$225,080	$5,773,334	$2,779,112	$5,560,113	$3,877,023

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV
Total Assets
Investments at fair value	$2,984,094	$9,128,213	$3,391,923	$7,140,265	$3,193,660	$1,060,812

Net Assets
Contracts in accumulation	$2,984,094	$9,128,213	$3,385,305	$7,128,676	$3,193,660	$1,060,812
Contracts in payout (annuitization)	—	—	6,618	11,589	—	—

Total net assets	$2,984,094	$9,128,213	$3,391,923	$7,140,265	$3,193,660	$1,060,812

Units outstanding	68,247	260,226	149,715	327,692	259,214	83,174
Unit value	$43.72	$35.08	$22.66	$21.79	$12.32	$12.75

Shares	135,272	420,461	252,940	530,875	316,517	105,344
Cost	$2,237,207	$7,042,108	$3,470,226	$7,128,918	$3,290,591	$1,120,210

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Trust Series I
Total Assets
Investments at fair value	$480,505	$4,855,598	$20,932,491	$1,459,240	$3,112,549	$4,116,417

Net Assets
Contracts in accumulation	$480,505	$4,855,598	$20,565,430	$1,459,240	$3,112,549	$4,115,246
Contracts in payout (annuitization)	—	—	367,061	—	—	1,171

Total net assets	$480,505	$4,855,598	$20,932,491	$1,459,240	$3,112,549	$4,116,417

Units outstanding	22,907	179,667	1,815,946	53,229	75,503	87,229
Unit value	$20.98	$27.03	$11.53	$27.41	$41.22	$47.19

Shares	25,013	253,556	1,817,056	115,813	249,603	194,446
Cost	$382,221	$3,626,113	$21,190,009	$1,552,615	$3,313,816	$3,571,428

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

Value Trust Series II
Total Assets
Investments at fair value	$2,974,143

Net Assets
Contracts in accumulation	$2,974,143
Contracts in payout (annuitization)	—

Total net assets	$2,974,143

Units outstanding	96,542
Unit value	$30.81

Shares	141,155
Cost	$3,064,420

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series I		500 Index Fund B Series II		500 Index Fund B Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$169,240	$49,151	$153,337	$134,825	$109,920	$111,370
Expenses:
Mortality and expense risk and administrative charges	(66,751)	(47,783)	(143,554)	(147,642)	(87,057)	(96,865)

Net investment income (loss)	102,489	1,368	9,783	(12,817)	22,863	14,505

Realized gains (losses) on investments:
Capital gain distributions received	41,917	29,144	153,232	90,197	99,078	63,854
Net realized gain (loss)	126,585	285,812	298,724	599,403	156,010	414,119

Realized gains (losses)	168,502	314,956	451,956	689,600	255,088	477,973

Unrealized appreciation (depreciation) during the period	408,657	(318,535)	470,422	(718,836)	323,723	(499,056)

Net increase (decrease) in net assets from operations	679,648	(2,211)	932,161	(42,053)	601,674	(6,578)

Changes from principal transactions:
Purchase payments	13,062	28,878	189,111	374,379	21,713	35,695
Transfers between sub-accounts and the company	9,217,246	(324,344)	1,248,424	(1,144,640)	(108,720)	(365,417)
Withdrawals	(478,817)	(389,728)	(472,293)	(488,853)	(300,765)	(968,308)
Annual contract fee	(2,192)	(1,345)	(32,987)	(30,208)	(34,555)	(36,642)

Net increase (decrease) in net assets from principal transactions	8,749,299	(686,539)	932,255	(1,289,322)	(422,327)	(1,334,672)

Total increase (decrease) in net assets	9,428,947	(688,750)	1,864,416	(1,331,375)	179,347	(1,341,250)
Net assets at beginning of period	2,824,505	3,513,255	8,919,864	10,251,239	6,208,339	7,549,589

Net assets at end of period	$12,253,452	$2,824,505	$10,784,280	$8,919,864	$6,387,686	$6,208,339

	2016	2015	2016	2015	2016	2015
Units, beginning of period	154,799	191,648	487,936	560,908	347,995	422,503
Units issued	484,668	12,729	103,854	64,671	2,189	4,590
Units redeemed	(36,858)	(49,578)	(53,560)	(137,643)	(24,911)	(79,098)

Units, end of period	602,609	154,799	538,230	487,936	325,273	347,995

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$62,076	$103,494	$775,530	$1,186,067	$47,105	$29,798
Expenses:
Mortality and expense risk and administrative charges	(26,784)	(31,886)	(372,899)	(411,284)	(40,611)	(48,088)

Net investment income (loss)	35,292	71,608	402,631	774,783	6,494	(18,290)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,935	12,745	33,748	217,645	249,460	323,507

Realized gains (losses)	4,935	12,745	33,748	217,645	249,460	323,507

Unrealized appreciation (depreciation) during the period	11,362	(109,801)	193,306	(1,396,880)	(19,976)	(262,407)

Net increase (decrease) in net assets from operations	51,589	(25,448)	629,685	(404,452)	235,978	42,810

Changes from principal transactions:
Purchase payments	258	12,531	34,772	129,900	11,800	32,136
Transfers between sub-accounts and the company	(18,706)	(9,430)	214,436	335,968	(70,671)	(73,204)
Withdrawals	(371,922)	(266,569)	(2,899,033)	(3,158,270)	(351,850)	(423,616)
Annual contract fee	(1,054)	(1,139)	(78,726)	(82,519)	(1,641)	(1,836)

Net increase (decrease) in net assets from principal transactions	(391,424)	(264,607)	(2,728,551)	(2,774,921)	(412,362)	(466,520)

Total increase (decrease) in net assets	(339,835)	(290,055)	(2,098,866)	(3,179,373)	(176,384)	(423,710)
Net assets at beginning of period	1,992,102	2,282,157	24,231,677	27,411,050	2,962,043	3,385,753

Net assets at end of period	$1,652,267	$1,992,102	$22,132,811	$24,231,677	$2,785,659	$2,962,043

	2016	2015	2016	2015	2016	2015
Units, beginning of period	106,375	120,259	1,345,944	1,496,502	117,354	134,871
Units issued	1,126	5,336	74,129	100,334	625	1,763
Units redeemed	(21,833)	(19,220)	(221,926)	(250,892)	(16,681)	(19,280)

Units, end of period	85,668	106,375	1,198,147	1,345,944	101,298	117,354

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$13,397	$6,736	$82,205	$135,597	$898,652	$1,680,077
Expenses:
Mortality and expense risk and administrative charges	(13,410)	(14,504)	(94,464)	(101,614)	(1,200,576)	(1,370,903)

Net investment income (loss)	(13)	(7,768)	(12,259)	33,983	(301,924)	309,174

Realized gains (losses) on investments:
Capital gain distributions received	—	—	849,654	572,734	10,715,205	7,569,108
Net realized gain (loss)	6,822	34,944	254,428	477,571	4,128,579	6,156,064

Realized gains (losses)	6,822	34,944	1,104,082	1,050,305	14,843,784	13,725,172

Unrealized appreciation (depreciation) during the period	66,241	(15,471)	(626,674)	(1,106,288)	(8,651,938)	(14,462,904)

Net increase (decrease) in net assets from operations	73,050	11,705	465,149	(22,000)	5,889,922	(428,558)

Changes from principal transactions:
Purchase payments	888	1,888	15,630	8,560	76,347	410,177
Transfers between sub-accounts and the company	992	(68,100)	215,592	(84,455)	(980,016)	(2,581,750)
Withdrawals	(11,761)	(40,306)	(484,034)	(819,145)	(7,529,860)	(10,343,130)
Annual contract fee	(4,569)	(4,674)	(3,210)	(3,587)	(535,664)	(586,807)

Net increase (decrease) in net assets from principal transactions	(14,450)	(111,192)	(256,022)	(898,627)	(8,969,193)	(13,101,510)

Total increase (decrease) in net assets	58,600	(99,487)	209,127	(920,627)	(3,079,271)	(13,530,068)
Net assets at beginning of period	856,485	955,972	6,415,095	7,335,722	85,726,018	99,256,086

Net assets at end of period	$915,085	$856,485	$6,624,222	$6,415,095	$82,646,747	$85,726,018

	2016	2015	2016	2015	2016	2015
Units, beginning of period	33,998	38,162	387,070	440,971	5,321,337	6,075,043
Units issued	83	826	23,186	7,665	652,788	1,171,747
Units redeemed	(645)	(4,990)	(38,127)	(61,566)	(1,167,352)	(1,925,453)

Units, end of period	33,436	33,998	372,129	387,070	4,806,773	5,321,337

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series II		American Global Growth Trust Series III		American Growth Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$93,906	$200,004	$93	$148	$280,558	$92,102
Expenses:
Mortality and expense risk and administrative charges	(176,251)	(207,976)	(58)	(61)	(1,361,419)	(1,543,983)

Net investment income (loss)	(82,345)	(7,972)	35	87	(1,080,861)	(1,451,881)

Realized gains (losses) on investments:
Capital gain distributions received	1,500,560	1,025,826	938	539	26,690,330	5,151,664
Net realized gain (loss)	857,867	1,341,028	57	222	7,401,153	11,076,797

Realized gains (losses)	2,358,427	2,366,854	995	761	34,091,483	16,228,461

Unrealized appreciation (depreciation) during the period	(2,478,173)	(1,626,134)	(1,010)	(361)	(26,682,948)	(9,986,510)

Net increase (decrease) in net assets from operations	(202,091)	732,748	20	487	6,327,674	4,790,070

Changes from principal transactions:
Purchase payments	22,236	46,480	—	—	129,751	343,065
Transfers between sub-accounts and the company	(394,004)	(445,341)	530	(525)	(2,505,505)	(3,740,112)
Withdrawals	(1,414,084)	(1,608,293)	(224)	(257)	(8,539,040)	(12,148,879)
Annual contract fee	(67,199)	(70,712)	(73)	(70)	(347,339)	(375,245)

Net increase (decrease) in net assets from principal transactions	(1,853,051)	(2,077,866)	233	(852)	(11,262,133)	(15,921,171)

Total increase (decrease) in net assets	(2,055,142)	(1,345,118)	253	(365)	(4,934,459)	(11,131,101)
Net assets at beginning of period	13,282,322	14,627,440	7,257	7,622	91,931,569	103,062,670

Net assets at end of period	$11,227,180	$13,282,322	$7,510	$7,257	$86,997,110	$91,931,569

	2016	2015	2016	2015	2016	2015
Units, beginning of period	762,685	890,811	366	408	3,346,604	3,932,597
Units issued	49,301	76,435	46	11	169,209	172,537
Units redeemed	(158,773)	(204,561)	(33)	(53)	(557,932)	(758,530)

Units, end of period	653,213	762,685	379	366	2,957,881	3,346,604

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series III		American Growth-Income Trust Series I		American Growth-Income Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$3,490	$2,748	$102,908	$89,727	$1,259,658	$1,078,064
Expenses:
Mortality and expense risk and administrative charges	(4,220)	(4,383)	(96,366)	(107,068)	(1,299,114)	(1,467,887)

Net investment income (loss)	(730)	(1,635)	6,542	(17,341)	(39,456)	(389,823)

Realized gains (losses) on investments:
Capital gain distributions received	134,478	23,571	1,586,567	757,665	20,611,269	10,035,239
Net realized gain (loss)	12,472	24,876	408,450	702,780	5,748,360	7,805,372

Realized gains (losses)	146,950	48,447	1,995,017	1,460,445	26,359,629	17,840,611

Unrealized appreciation (depreciation) during the period	(109,623)	(20,413)	(1,423,323)	(1,453,120)	(18,875,485)	(17,687,052)

Net increase (decrease) in net assets from operations	36,597	26,399	578,236	(10,016)	7,444,688	(236,264)

Changes from principal transactions:
Purchase payments	180	180	11,440	17,103	169,978	288,273
Transfers between sub-accounts and the company	(2,733)	(19,750)	21,821	(164,241)	(2,954,488)	12,314
Withdrawals	(26,798)	(28,428)	(541,722)	(894,070)	(8,617,022)	(12,145,351)
Annual contract fee	(3,960)	(4,074)	(3,233)	(4,076)	(347,489)	(369,492)

Net increase (decrease) in net assets from principal transactions	(33,311)	(52,072)	(511,694)	(1,045,284)	(11,749,021)	(12,214,256)

Total increase (decrease) in net assets	3,286	(25,673)	66,542	(1,055,300)	(4,304,333)	(12,450,520)
Net assets at beginning of period	440,686	466,359	6,493,476	7,548,776	86,647,342	99,097,862

Net assets at end of period	$443,972	$440,686	$6,560,018	$6,493,476	$82,343,009	$86,647,342

	2016	2015	2016	2015	2016	2015
Units, beginning of period	22,432	25,131	238,872	276,728	3,496,835	3,977,321
Units issued	499	237	11,086	5,311	34,134	191,095
Units redeemed	(2,077)	(2,936)	(29,464)	(43,167)	(499,032)	(671,581)

Units, end of period	20,854	22,432	220,494	238,872	3,031,937	3,496,835

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series III		American International Trust Series II		American International Trust Series III
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$15,111	$13,334	$371,112	$493,387	$4,898	$5,889
Expenses:
Mortality and expense risk and administrative charges	(7,209)	(7,415)	(697,448)	(804,939)	(3,586)	(3,764)

Net investment income (loss)	7,902	5,919	(326,336)	(311,552)	1,312	2,125

Realized gains (losses) on investments:
Capital gain distributions received	187,758	83,216	—	—	—	—
Net realized gain (loss)	7,696	28,267	2,324,856	3,775,129	4,179	7,170

Realized gains (losses)	195,454	111,483	2,324,856	3,775,129	4,179	7,170

Unrealized appreciation (depreciation) during the period	(127,239)	(112,747)	(1,287,209)	(6,260,695)	4,933	(27,969)

Net increase (decrease) in net assets from operations	76,117	4,655	711,311	(2,797,118)	10,424	(18,674)

Changes from principal transactions:
Purchase payments	180	540	94,426	416,414	120	360
Transfers between sub-accounts and the company	(13,147)	(7,823)	513,467	1,564,684	11,137	10,031
Withdrawals	(33,760)	(59,581)	(4,148,489)	(6,874,646)	(16,536)	(31,493)
Annual contract fee	(5,512)	(5,677)	(191,979)	(207,203)	(2,956)	(3,190)

Net increase (decrease) in net assets from principal transactions	(52,239)	(72,541)	(3,732,575)	(5,100,751)	(8,235)	(24,292)

Total increase (decrease) in net assets	23,878	(67,886)	(3,021,264)	(7,897,869)	2,189	(42,966)
Net assets at beginning of period	743,818	811,704	47,112,902	55,010,771	370,809	413,775

Net assets at end of period	$767,696	$743,818	$44,091,638	$47,112,902	$372,998	$370,809

	2016	2015	2016	2015	2016	2015
Units, beginning of period	37,792	41,452	2,044,576	2,243,916	27,882	29,419
Units issued	274	884	156,328	188,184	2,053	1,606
Units redeemed	(2,747)	(4,544)	(313,245)	(387,524)	(2,555)	(3,143)

Units, end of period	35,319	37,792	1,887,659	2,044,576	27,380	27,882

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series II		American New World Trust Series III		Blue Chip Growth Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$10,017	$65,874	$97	$273	$2,188	$—
Expenses:
Mortality and expense risk and administrative charges	(61,438)	(68,527)	(132)	(140)	(270,933)	(309,471)

Net investment income (loss)	(51,421)	(2,653)	(35)	133	(268,745)	(309,471)

Realized gains (losses) on investments:
Capital gain distributions received	167,796	503,659	519	1,510	3,054,664	3,826,947
Net realized gain (loss)	(169,635)	14,677	(185)	(2)	1,157,860	1,889,047

Realized gains (losses)	(1,839)	518,336	334	1,508	4,212,524	5,715,994

Unrealized appreciation (depreciation) during the period	179,433	(746,282)	227	(2,221)	(4,138,128)	(3,490,262)

Net increase (decrease) in net assets from operations	126,173	(230,599)	526	(580)	(194,349)	1,916,261

Changes from principal transactions:
Purchase payments	292,276	394,398	—	—	39,239	13,319
Transfers between sub-accounts and the company	(335,546)	(329,459)	—	—	(207,728)	(307,161)
Withdrawals	(275,483)	(522,869)	(592)	(601)	(1,679,845)	(2,574,385)
Annual contract fee	(19,053)	(19,706)	—	—	(9,815)	(10,804)

Net increase (decrease) in net assets from principal transactions	(337,806)	(477,636)	(592)	(601)	(1,858,149)	(2,879,031)

Total increase (decrease) in net assets	(211,633)	(708,235)	(66)	(1,181)	(2,052,498)	(962,770)
Net assets at beginning of period	4,389,332	5,097,567	13,283	14,464	20,528,204	21,490,974

Net assets at end of period	$4,177,699	$4,389,332	$13,217	$13,283	$18,475,706	$20,528,204

	2016	2015	2016	2015	2016	2015
Units, beginning of period	340,468	374,880	1,029	1,074	496,247	572,476
Units issued	45,717	63,861	—	—	10,957	14,668
Units redeemed	(72,284)	(98,273)	(46)	(45)	(56,081)	(90,897)

Units, end of period	313,901	340,468	983	1,029	451,123	496,247

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series II		Bond Trust Series I		Bond Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$26,087	$26,055	$1,732,779	$1,775,440
Expenses:
Mortality and expense risk and administrative charges	(234,861)	(269,472)	(8,616)	(8,742)	(1,000,641)	(1,054,869)

Net investment income (loss)	(234,861)	(269,472)	17,471	17,313	732,138	720,571

Realized gains (losses) on investments:
Capital gain distributions received	2,484,020	3,104,912	—	—	—	—
Net realized gain (loss)	935,689	2,110,994	(1,199)	(892)	11,216	(204,245)

Realized gains (losses)	3,419,709	5,215,906	(1,199)	(892)	11,216	(204,245)

Unrealized appreciation (depreciation) during the period	(3,394,897)	(3,457,533)	1,737	(21,720)	132,054	(1,462,162)

Net increase (decrease) in net assets from operations	(210,049)	1,488,901	18,009	(5,299)	875,408	(945,836)

Changes from principal transactions:
Purchase payments	42,088	301,003	280	900	60,218	44,757
Transfers between sub-accounts and the company	(112,794)	921,721	30,686	(3,785)	4,514,517	2,195,685
Withdrawals	(2,014,824)	(2,013,523)	(30,623)	(81,110)	(6,246,610)	(9,746,532)
Annual contract fee	(42,885)	(45,651)	(7,010)	(7,113)	(308,741)	(313,791)

Net increase (decrease) in net assets from principal transactions	(2,128,415)	(836,450)	(6,667)	(91,108)	(1,980,616)	(7,819,881)

Total increase (decrease) in net assets	(2,338,464)	652,451	11,342	(96,407)	(1,105,208)	(8,765,717)
Net assets at beginning of period	16,882,392	16,229,941	884,387	980,794	64,720,296	73,486,013

Net assets at end of period	$14,543,928	$16,882,392	$895,729	$884,387	$63,615,088	$64,720,296

	2016	2015	2016	2015	2016	2015
Units, beginning of period	593,360	620,432	65,867	72,529	5,034,503	5,628,144
Units issued	40,767	140,345	3,179	2,439	1,528,399	982,465
Units redeemed	(117,105)	(167,417)	(3,676)	(9,101)	(1,677,160)	(1,576,106)

Units, end of period	517,022	593,360	65,370	65,867	4,885,742	5,034,503

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$—	$—	$261,005	$213,600
Expenses:
Mortality and expense risk and administrative charges	(139,360)	(166,795)	(111,348)	(131,220)	(364,154)	(378,888)

Net investment income (loss)	(139,360)	(166,795)	(111,348)	(131,220)	(103,149)	(165,288)

Realized gains (losses) on investments:
Capital gain distributions received	1,569,547	1,984,492	1,174,462	1,387,732	2,274,084	3,177,778
Net realized gain (loss)	404,660	900,864	(178,173)	539,060	351,196	722,077

Realized gains (losses)	1,974,207	2,885,356	996,289	1,926,792	2,625,280	3,899,855

Unrealized appreciation (depreciation) during the period	(2,141,391)	(1,667,328)	(1,215,752)	(1,049,378)	(1,142,065)	(2,908,662)

Net increase (decrease) in net assets from operations	(306,544)	1,051,233	(330,811)	746,194	1,380,066	825,905

Changes from principal transactions:
Purchase payments	17,515	28,496	42,647	7,382	26,487	61,564
Transfers between sub-accounts and the company	(315,462)	(230,547)	(1,232,005)	854,449	42,507	134,368
Withdrawals	(991,152)	(1,399,976)	(629,748)	(975,062)	(1,573,891)	(1,505,916)
Annual contract fee	(6,301)	(7,172)	(22,696)	(24,575)	(156,882)	(153,428)

Net increase (decrease) in net assets from principal transactions	(1,295,400)	(1,609,199)	(1,841,802)	(137,806)	(1,661,779)	(1,463,412)

Total increase (decrease) in net assets	(1,601,944)	(557,966)	(2,172,613)	608,388	(281,713)	(637,507)
Net assets at beginning of period	10,716,951	11,274,917	8,893,757	8,285,369	23,419,722	24,057,229

Net assets at end of period	$9,115,007	$10,716,951	$6,721,144	$8,893,757	$23,138,009	$23,419,722

	2016	2015	2016	2015	2016	2015
Units, beginning of period	600,975	694,744	334,149	341,101	1,191,344	1,235,948
Units issued	2,339	31,846	18,287	75,951	245,452	264,827
Units redeemed	(79,494)	(125,615)	(92,714)	(82,903)	(299,549)	(309,431)

Units, end of period	523,820	600,975	259,722	334,149	1,137,247	1,191,344

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series II		Core Strategy Trust Series I
	2016	2015 (c)	2016	2015	2016	2015
Income:
Dividend distributions received	$148,758	$134,483	$274,937	$232,601	$4,044	$4,494
Expenses:
Mortality and expense risk and administrative charges	(118,305)	(87,834)	(242,843)	(182,916)	(1,853)	(1,888)

Net investment income (loss)	30,453	46,649	32,094	49,685	2,191	2,606

Realized gains (losses) on investments:
Capital gain distributions received	4,085	18,586	8,536	36,509	8,180	6,629
Net realized gain (loss)	(257)	(18,380)	(8,757)	(56,212)	(111)	241

Realized gains (losses)	3,828	206	(221)	(19,703)	8,069	6,870

Unrealized appreciation (depreciation) during the period	69,140	(281,508)	128,251	(506,295)	1,362	(11,482)

Net increase (decrease) in net assets from operations	103,421	(234,653)	160,124	(476,313)	11,622	(2,006)

Changes from principal transactions:
Purchase payments	137,310	4,630	80,665	23,932	—	—
Transfers between sub-accounts and the company	(143,597)	8,579,677	1,247,493	15,796,532	(38)	33
Withdrawals	(704,439)	(555,909)	(2,095,234)	(1,195,481)	(2,586)	(1,358)
Annual contract fee	(5,056)	(2,527)	(31,038)	(23,344)	(1,950)	(1,852)

Net increase (decrease) in net assets from principal transactions	(715,782)	8,025,871	(798,114)	14,601,639	(4,574)	(3,177)

Total increase (decrease) in net assets	(612,361)	7,791,218	(637,990)	14,125,326	7,048	(5,183)
Net assets at beginning of period	7,791,218	—	15,375,536	1,250,210	194,782	199,965

Net assets at end of period	$7,178,857	$7,791,218	$14,737,546	$15,375,536	$201,830	$194,782

	2016	2015	2016	2015	2016	2015
Units, beginning of period	461,318	—	952,748	73,848	13,706	13,923
Units issued	13,575	511,164	157,961	1,064,931	14	13
Units redeemed	(54,824)	(49,846)	(206,794)	(186,031)	(336)	(230)

Units, end of period	420,069	461,318	903,915	952,748	13,384	13,706

(c)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series II		Core Strategy Trust Series NAV		DWS Equity 500 Index
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$3,708,234	$4,539,290	$4,550	$13,497	$51,598	$47,856
Expenses:
Mortality and expense risk and administrative charges	(2,935,584)	(3,370,161)	(6,906)	(8,079)	(45,827)	(55,188)

Net investment income (loss)	772,650	1,169,129	(2,356)	5,418	5,771	(7,332)

Realized gains (losses) on investments:
Capital gain distributions received	8,657,332	7,551,947	23,589	20,785	232,880	171,480
Net realized gain (loss)	(234,845)	3,278,203	77,221	12,748	133,473	282,828

Realized gains (losses)	8,422,487	10,830,150	100,810	33,533	366,353	454,308

Unrealized appreciation (depreciation) during the period	1,675,668	(15,706,686)	(72,016)	(48,324)	(113,958)	(461,028)

Net increase (decrease) in net assets from operations	10,870,805	(3,707,407)	26,438	(9,373)	258,166	(14,052)

Changes from principal transactions:
Purchase payments	345,290	846,431	—	—	2,052	6,384
Transfers between sub-accounts and the company	2,902,968	(1,259,521)	—	—	(116,029)	(378,681)
Withdrawals	(23,630,990)	(26,679,114)	(377,592)	(91,795)	(392,754)	(472,477)
Annual contract fee	(1,443,968)	(1,560,216)	—	—	(16,364)	(16,946)

Net increase (decrease) in net assets from principal transactions	(21,826,700)	(28,652,420)	(377,592)	(91,795)	(523,095)	(861,720)

Total increase (decrease) in net assets	(10,955,895)	(32,359,827)	(351,154)	(101,168)	(264,929)	(875,772)
Net assets at beginning of period	216,505,339	248,865,166	573,087	674,255	3,104,677	3,980,449

Net assets at end of period	$205,549,444	$216,505,339	$221,933	$573,087	$2,839,748	$3,104,677

	2016	2015	2016	2015	2016	2015
Units, beginning of period	12,366,961	13,884,660	28,821	34,391	97,800	124,366
Units issued	2,403,789	2,835,747	—	—	85	361
Units redeemed	(3,557,964)	(4,353,446)	(17,013)	(5,570)	(16,148)	(26,927)

Units, end of period	11,212,786	12,366,961	11,808	28,821	81,737	97,800

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I
	2016 (b)	2015	2016 (d)	2015	2016	2015
Income:
Dividend distributions received	$493,545	$470,815	$421,494	$373,457	$6,949	$5,195
Expenses:
Mortality and expense risk and administrative charges	(328,255)	(365,140)	(326,466)	(352,409)	(7,183)	(8,299)

Net investment income (loss)	165,290	105,675	95,028	21,048	(234)	(3,104)

Realized gains (losses) on investments:
Capital gain distributions received	2,212,318	2,218,939	2,011,975	1,970,975	—	175,154
Net realized gain (loss)	25,828	502,439	708,826	1,435,235	(2,152)	9,191

Realized gains (losses)	2,238,146	2,721,378	2,720,801	3,406,210	(2,152)	184,345

Unrealized appreciation (depreciation) during the period	1,254,575	(4,919,822)	518,251	(5,361,503)	80,242	(208,760)

Net increase (decrease) in net assets from operations	3,658,011	(2,092,769)	3,334,080	(1,934,245)	77,856	(27,519)

Changes from principal transactions:
Purchase payments	34,141	40,319	116,634	193,700	1,584	324
Transfers between sub-accounts and the company	(245,820)	(416,308)	226,853	(307,298)	104,593	41,394
Withdrawals	(2,560,119)	(2,295,813)	(1,910,707)	(2,487,992)	(54,472)	(51,096)
Annual contract fee	(11,270)	(12,962)	(64,406)	(68,028)	(456)	(502)

Net increase (decrease) in net assets from principal transactions	(2,783,068)	(2,684,764)	(1,631,626)	(2,669,618)	51,249	(9,880)

Total increase (decrease) in net assets	874,943	(4,777,533)	1,702,454	(4,603,863)	129,105	(37,399)
Net assets at beginning of period	22,587,779	27,365,312	20,285,743	24,889,606	494,632	532,031

Net assets at end of period	$23,462,722	$22,587,779	$21,988,197	$20,285,743	$623,737	$494,632

	2016	2015	2016	2015	2016	2015
Units, beginning of period	542,859	606,785	965,646	1,083,069	27,042	27,906
Units issued	2,700	6,750	96,638	106,446	6,962	6,580
Units redeemed	(65,033)	(70,676)	(167,359)	(223,869)	(5,140)	(7,444)

Units, end of period	480,526	542,859	894,925	965,646	28,864	27,042

(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.
(d)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Franklin Templeton Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II
	2016	2015	2016 (e)	2015	2016	2015
Income:
Dividend distributions received	$33,437	$22,725	$1,241,624	$1,810,659	$9,349	$—
Expenses:
Mortality and expense risk and administrative charges	(40,454)	(49,117)	(762,447)	(1,125,785)	(79,740)	(100,059)

Net investment income (loss)	(7,017)	(26,392)	479,177	684,874	(70,391)	(100,059)

Realized gains (losses) on investments:
Capital gain distributions received	—	913,661	3,389,021	—	689,426	274,425
Net realized gain (loss)	(56,457)	389,612	14,121,737	1,761,260	216,986	592,481

Realized gains (losses)	(56,457)	1,303,273	17,510,758	1,761,260	906,412	866,906

Unrealized appreciation (depreciation) during the period	512,372	(1,415,800)	(13,916,321)	(7,846,582)	(535,590)	(577,813)

Net increase (decrease) in net assets from operations	448,898	(138,919)	4,073,614	(5,400,448)	300,431	189,034

Changes from principal transactions:
Purchase payments	18,468	4,631	21,605	45,186	26,794	32,601
Transfers between sub-accounts and the company	432,732	(333,101)	(65,298,947)	(1,110,050)	(61,429)	(455,729)
Withdrawals	(262,005)	(357,332)	(4,908,894)	(8,787,374)	(496,012)	(1,126,913)
Annual contract fee	(6,761)	(7,494)	(326,496)	(454,429)	(23,134)	(27,152)

Net increase (decrease) in net assets from principal transactions	182,434	(693,296)	(70,512,732)	(10,306,667)	(553,781)	(1,577,193)

Total increase (decrease) in net assets	631,332	(832,215)	(66,439,118)	(15,707,115)	(253,350)	(1,388,159)
Net assets at beginning of period	2,940,968	3,773,183	66,439,118	82,146,233	5,516,772	6,904,931

Net assets at end of period	$3,572,300	$2,940,968	$—	$66,439,118	$5,263,422	$5,516,772

	2016	2015	2016	2015	2016	2015
Units, beginning of period	153,431	189,806	4,795,226	5,542,353	181,869	232,722
Units issued	45,802	36,031	40,432	825,224	5,195	10,553
Units redeemed	(41,345)	(72,406)	(4,835,658)	(1,572,351)	(23,882)	(61,406)

Units, end of period	157,888	153,431	—	4,795,226	163,182	181,869

(e)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Bond Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$473,234	$246,393	$521,474	$240,655	$—	$42,354
Expenses:
Mortality and expense risk and administrative charges	(312,231)	(369,569)	(407,396)	(492,474)	(23,840)	(24,364)

Net investment income (loss)	161,003	(123,176)	114,078	(251,819)	(23,840)	17,990

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(115,366)	132,100	(20,340)	800,136	32,058	1,939

Realized gains (losses)	(115,366)	132,100	(20,340)	800,136	32,058	1,939

Unrealized appreciation (depreciation) during the period	1,660,852	(619,847)	1,912,616	(1,316,522)	22,466	(105,801)

Net increase (decrease) in net assets from operations	1,706,489	(610,923)	2,006,354	(768,205)	30,684	(85,872)

Changes from principal transactions:
Purchase payments	40,130	58,350	40,698	45,888	1,780	2,430
Transfers between sub-accounts and the company	(355,630)	(154,252)	(1,152,407)	(1,558,870)	72,134	4,880
Withdrawals	(2,029,014)	(2,769,306)	(2,232,167)	(3,918,647)	(135,169)	(194,233)
Annual contract fee	(12,528)	(14,446)	(102,000)	(114,593)	(1,069)	(1,228)

Net increase (decrease) in net assets from principal transactions	(2,357,042)	(2,879,654)	(3,445,876)	(5,546,222)	(62,324)	(188,151)

Total increase (decrease) in net assets	(650,553)	(3,490,577)	(1,439,522)	(6,314,427)	(31,640)	(274,023)
Net assets at beginning of period	23,196,323	26,686,900	28,001,271	34,315,698	1,544,917	1,818,940

Net assets at end of period	$22,545,770	$23,196,323	$26,561,749	$28,001,271	$1,513,277	$1,544,917

	2016	2015	2016	2015	2016	2015
Units, beginning of period	992,671	1,112,538	1,305,988	1,592,769	47,629	54,104
Units issued	5,381	10,327	40,026	149,357	10,735	2,264
Units redeemed	(109,407)	(130,194)	(212,448)	(436,138)	(13,256)	(8,739)

Units, end of period	888,645	992,671	1,133,566	1,305,988	45,108	47,629

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series II		Global Trust Series I		Global Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$263,406	$296,364	$145,444	$252,795	$122,735
Expenses:
Mortality and expense risk and administrative charges	(136,972)	(160,895)	(92,638)	(110,659)	(89,525)	(115,253)

Net investment income (loss)	(136,972)	102,511	203,726	34,785	163,270	7,482

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(80,616)	(84,823)	260,134	352,832	8,714	299,310

Realized gains (losses)	(80,616)	(84,823)	260,134	352,832	8,714	299,310

Unrealized appreciation (depreciation) during the period	377,413	(568,421)	36,021	(969,095)	243,948	(838,192)

Net increase (decrease) in net assets from operations	159,825	(550,733)	499,881	(581,478)	415,932	(531,400)

Changes from principal transactions:
Purchase payments	44,622	18,060	6,896	5,198	64,345	126,553
Transfers between sub-accounts and the company	(26,775)	(242,003)	(176,980)	(144,546)	(422,411)	(1,172,522)
Withdrawals	(792,800)	(1,433,275)	(353,159)	(728,773)	(366,133)	(991,376)
Annual contract fee	(31,316)	(34,471)	(4,298)	(5,037)	(21,144)	(24,496)

Net increase (decrease) in net assets from principal transactions	(806,269)	(1,691,689)	(527,541)	(873,158)	(745,343)	(2,061,841)

Total increase (decrease) in net assets	(646,444)	(2,242,422)	(27,660)	(1,454,636)	(329,411)	(2,593,241)
Net assets at beginning of period	8,915,927	11,158,349	6,856,672	8,311,308	6,296,900	8,890,141

Net assets at end of period	$8,269,483	$8,915,927	$6,829,012	$6,856,672	$5,967,489	$6,296,900

	2016	2015	2016	2015	2016	2015
Units, beginning of period	480,947	566,756	209,506	234,970	348,241	451,878
Units issued	64,933	61,974	1,663	2,217	20,813	18,959
Units redeemed	(99,357)	(147,783)	(17,965)	(27,681)	(62,897)	(122,596)

Units, end of period	446,523	480,947	193,204	209,506	306,157	348,241

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series II		High Yield Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$2,271	$—	$—	$—	$123,221	$157,222
Expenses:
Mortality and expense risk and administrative charges	(54,437)	(71,611)	(198,893)	(259,269)	(26,241)	(31,596)

Net investment income (loss)	(52,166)	(71,611)	(198,893)	(259,269)	96,980	125,626

Realized gains (losses) on investments:
Capital gain distributions received	817,044	727,538	3,206,222	2,759,351	—	—
Net realized gain (loss)	33,918	328,724	(642,658)	1,608,063	(71,591)	(32,717)

Realized gains (losses)	850,962	1,056,262	2,563,564	4,367,414	(71,591)	(32,717)

Unrealized appreciation (depreciation) during the period	(1,302,990)	(523,442)	(4,269,899)	(2,513,691)	223,587	(294,452)

Net increase (decrease) in net assets from operations	(504,194)	461,209	(1,905,228)	1,594,454	248,976	(201,543)

Changes from principal transactions:
Purchase payments	300	8,283	23,694	156,827	592	46,245
Transfers between sub-accounts and the company	(222,681)	(90,672)	(2,246,184)	966,365	(40,720)	(83,524)
Withdrawals	(371,117)	(306,041)	(772,532)	(1,384,117)	(269,759)	(287,003)
Annual contract fee	(2,747)	(3,275)	(45,699)	(51,580)	(3,306)	(3,771)

Net increase (decrease) in net assets from principal transactions	(596,245)	(391,705)	(3,040,721)	(312,505)	(313,193)	(328,053)

Total increase (decrease) in net assets	(1,100,439)	69,504	(4,945,949)	1,281,949	(64,217)	(529,596)
Net assets at beginning of period	4,227,639	4,158,135	15,880,549	14,598,600	1,843,369	2,372,965

Net assets at end of period	$3,127,200	$4,227,639	$10,934,600	$15,880,549	$1,779,152	$1,843,369

	2016	2015	2016	2015	2016	2015
Units, beginning of period	68,419	74,553	253,705	256,811	98,301	111,885
Units issued	4,379	5,970	37,569	139,772	6,382	5,814
Units redeemed	(15,184)	(12,104)	(90,970)	(142,878)	(21,802)	(19,398)

Units, end of period	57,614	68,419	200,304	253,705	82,881	98,301

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series II		International Core Trust Series I		International Core Trust Series II
	2016	2015	2016 (f)	2015	2016 (g)	2015
Income:
Dividend distributions received	$429,720	$561,915	$226,991	$40,482	$225,991	$48,847
Expenses:
Mortality and expense risk and administrative charges	(101,998)	(129,449)	(13,222)	(20,918)	(16,731)	(27,746)

Net investment income (loss)	327,722	432,466	213,769	19,564	209,260	21,101

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(421,404)	(327,727)	(235,591)	(60,163)	(330,094)	152

Realized gains (losses)	(421,404)	(327,727)	(235,591)	(60,163)	(330,094)	152

Unrealized appreciation (depreciation) during the period	972,961	(895,216)	17,703	(54,877)	123,171	(167,071)

Net increase (decrease) in net assets from operations	879,279	(790,477)	(4,119)	(95,476)	2,337	(145,818)

Changes from principal transactions:
Purchase payments	11,786	9,867	340	380	40	1,048
Transfers between sub-accounts and the company	120,606	225,099	(1,104,148)	21,355	(1,610,317)	462,343
Withdrawals	(860,372)	(1,031,675)	(109,948)	(132,359)	(64,120)	(52,469)
Annual contract fee	(21,060)	(24,387)	(377)	(520)	(3,818)	(4,097)

Net increase (decrease) in net assets from principal transactions	(749,040)	(821,096)	(1,214,133)	(111,144)	(1,678,215)	406,825

Total increase (decrease) in net assets	130,239	(1,611,573)	(1,218,252)	(206,620)	(1,675,878)	261,007
Net assets at beginning of period	6,499,832	8,111,405	1,218,252	1,424,872	1,675,878	1,414,871

Net assets at end of period	$6,630,071	$6,499,832	$—	$1,218,252	$—	$1,675,878

	2016	2015	2016	2015	2016	2015
Units, beginning of period	330,575	368,380	78,465	85,952	99,807	78,161
Units issued	53,866	101,460	1,174	5,903	13,924	36,120
Units redeemed	(96,344)	(139,265)	(79,639)	(13,390)	(113,731)	(14,474)

Units, end of period	288,097	330,575	—	78,465	—	99,807

(f)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to International Value Trust Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust B Series I		International Equity Index Trust B Series II		International Equity Index Trust B Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$18,700	$20,411	$61,568	$61,626	$28,405	$29,838
Expenses:
Mortality and expense risk and administrative charges	(10,498)	(13,924)	(39,399)	(45,036)	(17,156)	(20,829)

Net investment income (loss)	8,202	6,487	22,169	16,590	11,249	9,009

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	37	53,881	6,106	33,371	16,257	64,464

Realized gains (losses)	37	53,881	6,106	33,371	16,257	64,464

Unrealized appreciation (depreciation) during the period	11,415	(97,304)	39,082	(261,684)	1,612	(151,848)

Net increase (decrease) in net assets from operations	19,654	(36,936)	67,357	(211,723)	29,118	(78,375)

Changes from principal transactions:
Purchase payments	3,201	2,932	36,661	69,177	3,372	2,804
Transfers between sub-accounts and the company	4,860	(201,853)	(137,881)	(133,372)	(42,013)	4,551
Withdrawals	(85,877)	(123,462)	(124,607)	(138,930)	(84,977)	(274,645)
Annual contract fee	(386)	(484)	(8,884)	(8,133)	(5,754)	(6,315)

Net increase (decrease) in net assets from principal transactions	(78,202)	(322,867)	(234,711)	(211,258)	(129,372)	(273,605)

Total increase (decrease) in net assets	(58,548)	(359,803)	(167,354)	(422,981)	(100,254)	(351,980)
Net assets at beginning of period	750,967	1,110,770	2,606,227	3,029,208	1,127,364	1,479,344

Net assets at end of period	$692,419	$750,967	$2,438,873	$2,606,227	$1,027,110	$1,127,364

	2016	2015	2016	2015	2016	2015
Units, beginning of period	57,702	79,118	202,431	217,472	108,511	131,787
Units issued	2,492	5,529	12,879	10,708	2,589	2,453
Units redeemed	(8,526)	(26,945)	(30,703)	(25,749)	(14,872)	(25,729)

Units, end of period	51,668	57,702	184,607	202,431	96,228	108,511

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series II		International Small Company Trust Series I		International Small Company Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$37,018	$49,192	$29,065	$32,753	$52,624	$57,236
Expenses:
Mortality and expense risk and administrative charges	(39,020)	(45,064)	(22,197)	(26,089)	(46,816)	(53,252)

Net investment income (loss)	(2,002)	4,128	6,868	6,664	5,808	3,984

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	4,014	94,262	60,188	111,782	140,271	138,182

Realized gains (losses)	4,014	94,262	60,188	111,782	140,271	138,182

Unrealized appreciation (depreciation) during the period	(94,002)	(248,682)	(14,849)	(42,531)	(53,811)	15,102

Net increase (decrease) in net assets from operations	(91,990)	(150,292)	52,207	75,915	92,268	157,268

Changes from principal transactions:
Purchase payments	48,596	49,150	857	23,543	4,058	151,248
Transfers between sub-accounts and the company	(374,522)	758,630	(66,239)	16,183	(315,580)	38,442
Withdrawals	(143,600)	(288,794)	(146,178)	(195,290)	(208,485)	(236,752)
Annual contract fee	(9,667)	(9,314)	(1,052)	(1,155)	(10,308)	(12,283)

Net increase (decrease) in net assets from principal transactions	(479,193)	509,672	(212,612)	(156,719)	(530,315)	(59,345)

Total increase (decrease) in net assets	(571,183)	359,380	(160,405)	(80,804)	(438,047)	97,923
Net assets at beginning of period	3,013,392	2,654,012	1,637,150	1,717,954	3,425,351	3,327,428

Net assets at end of period	$2,442,209	$3,013,392	$1,476,745	$1,637,150	$2,987,304	$3,425,351

	2016	2015	2016	2015	2016	2015
Units, beginning of period	210,055	177,507	94,787	104,449	202,503	206,072
Units issued	14,963	67,044	1,523	16,722	13,446	24,904
Units redeemed	(49,637)	(34,496)	(13,605)	(26,384)	(44,210)	(28,473)

Units, end of period	175,381	210,055	82,705	94,787	171,739	202,503

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series I		International Value Trust Series II		Investment Quality Bond Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$101,511	$81,427	$141,614	$116,160	$73,513	$67,124
Expenses:
Mortality and expense risk and administrative charges	(59,699)	(67,732)	(103,236)	(125,006)	(48,062)	(53,429)

Net investment income (loss)	41,812	13,695	38,378	(8,846)	25,451	13,695

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	20,115	156,609
Net realized gain (loss)	(73,293)	(215,405)	196,131	423,771	257	49,651

Realized gains (losses)	(73,293)	(215,405)	196,131	423,771	20,372	206,260

Unrealized appreciation (depreciation) during the period	428,305	(196,802)	381,972	(1,121,256)	52,341	(297,776)

Net increase (decrease) in net assets from operations	396,824	(398,512)	616,481	(706,331)	98,164	(77,821)

Changes from principal transactions:
Purchase payments	18,261	167,353	32,566	216,215	658	35,668
Transfers between sub-accounts and the company	1,005,724	(211,843)	838,891	(9,925)	51,018	(46,986)
Withdrawals	(336,848)	(386,370)	(572,013)	(1,026,995)	(328,076)	(688,365)
Annual contract fee	(2,010)	(2,469)	(21,837)	(24,925)	(4,351)	(4,394)

Net increase (decrease) in net assets from principal transactions	685,127	(433,329)	277,607	(845,630)	(280,751)	(704,077)

Total increase (decrease) in net assets	1,081,951	(831,841)	894,088	(1,551,961)	(182,587)	(781,898)
Net assets at beginning of period	3,920,595	4,752,436	6,771,702	8,323,663	3,434,986	4,216,884

Net assets at end of period	$5,002,546	$3,920,595	$7,665,790	$6,771,702	$3,252,399	$3,434,986

	2016	2015	2016	2015	2016	2015
Units, beginning of period	226,505	249,281	362,293	401,557	124,635	152,823
Units issued	63,438	13,529	80,379	57,510	3,524	5,352
Units redeemed	(28,208)	(36,305)	(75,392)	(96,774)	(13,655)	(33,540)

Units, end of period	261,735	226,505	367,280	362,293	114,504	124,635

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series II		Lifestyle Aggressive MVP Series I		Lifestyle Aggressive MVP Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$311,307	$282,661	$7,617	$10,081	$82,208	$111,614
Expenses:
Mortality and expense risk and administrative charges	(247,687)	(278,904)	(6,671)	(8,542)	(79,128)	(105,586)

Net investment income (loss)	63,620	3,757	946	1,539	3,080	6,028

Realized gains (losses) on investments:
Capital gain distributions received	93,918	770,667	3,967	—	47,582	—
Net realized gain (loss)	(77,116)	(2,881)	258	33,083	82,193	954,697

Realized gains (losses)	16,802	767,786	4,225	33,083	129,775	954,697

Unrealized appreciation (depreciation) during the period	327,240	(1,219,840)	(3,332)	(72,017)	(133,003)	(1,450,733)

Net increase (decrease) in net assets from operations	407,662	(448,297)	1,839	(37,395)	(148)	(490,008)

Changes from principal transactions:
Purchase payments	9,860	53,730	3,934	7,259	10,291	146,418
Transfers between sub-accounts and the company	(45,973)	632,304	(18,091)	(44,887)	248,139	(1,886,730)
Withdrawals	(1,387,047)	(2,756,307)	(3,572)	(122,600)	(553,153)	(1,102,620)
Annual contract fee	(55,378)	(61,775)	(434)	(514)	(26,746)	(32,283)

Net increase (decrease) in net assets from principal transactions	(1,478,538)	(2,132,048)	(18,163)	(160,742)	(321,469)	(2,875,215)

Total increase (decrease) in net assets	(1,070,876)	(2,580,345)	(16,324)	(198,137)	(321,617)	(3,365,223)
Net assets at beginning of period	16,298,234	18,878,579	477,514	675,651	5,850,670	9,215,893

Net assets at end of period	$15,227,358	$16,298,234	$461,190	$477,514	$5,529,053	$5,850,670

	2016	2015	2016	2015	2016	2015
Units, beginning of period	903,315	1,016,359	23,226	30,108	278,612	412,360
Units issued	41,744	114,502	188	319	16,469	16,950
Units redeemed	(119,065)	(227,546)	(1,047)	(7,201)	(32,702)	(150,698)

Units, end of period	825,994	903,315	22,367	23,226	262,379	278,612

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Trust PS Series I		Lifestyle Aggressive Trust PS Series II		Lifestyle Balanced MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$20,012	$24,831	$196,575	$223,955	$173,959	$234,993
Expenses:
Mortality and expense risk and administrative charges	(17,982)	(22,872)	(192,470)	(215,808)	(125,303)	(147,268)

Net investment income (loss)	2,030	1,959	4,105	8,147	48,656	87,725

Realized gains (losses) on investments:
Capital gain distributions received	44,559	1,453	482,723	15,343	338,362	692,615
Net realized gain (loss)	(6,913)	19,108	(24,023)	46,484	146,440	219,255

Realized gains (losses)	37,646	20,561	458,700	61,827	484,802	911,870

Unrealized appreciation (depreciation) during the period	47,884	(51,447)	505,553	(495,432)	(280,009)	(1,343,122)

Net increase (decrease) in net assets from operations	87,560	(28,927)	968,358	(425,458)	253,449	(343,527)

Changes from principal transactions:
Purchase payments	19,629	20,489	118,610	178,275	16,251	16,153
Transfers between sub-accounts and the company	18,998	(29,066)	(131,316)	(685,978)	(393,972)	14,715
Withdrawals	(197,885)	(377,116)	(399,256)	(1,140,682)	(811,570)	(684,061)
Annual contract fee	(893)	(1,148)	(56,878)	(61,742)	(15,746)	(15,930)

Net increase (decrease) in net assets from principal transactions	(160,151)	(386,841)	(468,840)	(1,710,127)	(1,205,037)	(669,123)

Total increase (decrease) in net assets	(72,591)	(415,768)	499,518	(2,135,585)	(951,588)	(1,012,650)
Net assets at beginning of period	1,294,467	1,710,235	13,053,970	15,189,555	9,273,177	10,285,827

Net assets at end of period	$1,221,876	$1,294,467	$13,553,488	$13,053,970	$8,321,589	$9,273,177

	2016	2015	2016	2015	2016	2015
Units, beginning of period	100,517	128,818	1,017,695	1,146,158	422,443	450,663
Units issued	4,631	1,612	24,212	29,230	4,819	4,213
Units redeemed	(17,269)	(29,913)	(61,036)	(157,693)	(58,498)	(32,433)

Units, end of period	87,879	100,517	980,871	1,017,695	368,764	422,443

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series II		Lifestyle Balanced Trust PS Series I		Lifestyle Balanced Trust PS Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$4,612,059	$6,066,128	$297,913	$344,097	$7,674,882	$9,070,650
Expenses:
Mortality and expense risk and administrative charges	(3,621,322)	(4,210,817)	(192,299)	(211,672)	(5,579,346)	(6,384,905)

Net investment income (loss)	990,737	1,855,311	105,614	132,425	2,095,536	2,685,745

Realized gains (losses) on investments:
Capital gain distributions received	10,217,723	20,186,108	312,818	257,189	8,626,493	7,414,641
Net realized gain (loss)	3,110,654	8,614,832	(31,619)	24,383	(890,853)	928,107

Realized gains (losses)	13,328,377	28,800,940	281,199	281,572	7,735,640	8,342,748

Unrealized appreciation (depreciation) during the period	(6,776,226)	(40,986,802)	222,669	(594,074)	6,362,895	(17,685,523)

Net increase (decrease) in net assets from operations	7,542,888	(10,330,551)	609,482	(180,077)	16,194,071	(6,657,030)

Changes from principal transactions:
Purchase payments	136,580	757,907	12,330	13,051	406,352	860,944
Transfers between sub-accounts and the company	(405,886)	(1,599,988)	(24,795)	(258,674)	(777,665)	(222,232)
Withdrawals	(22,985,491)	(31,407,703)	(1,262,589)	(1,422,961)	(39,965,512)	(48,259,128)
Annual contract fee	(1,476,683)	(1,577,353)	(37,108)	(36,822)	(2,261,393)	(2,407,542)

Net increase (decrease) in net assets from principal transactions	(24,731,480)	(33,827,137)	(1,312,162)	(1,705,406)	(42,598,218)	(50,027,958)

Total increase (decrease) in net assets	(17,188,592)	(44,157,688)	(702,680)	(1,885,483)	(26,404,147)	(56,684,988)
Net assets at beginning of period	259,652,114	303,809,802	13,907,273	15,792,756	398,946,041	455,631,029

Net assets at end of period	$242,463,522	$259,652,114	$13,204,593	$13,907,273	$372,541,894	$398,946,041

	2016	2015	2016	2015	2016	2015
Units, beginning of period	14,248,585	15,840,916	1,068,029	1,196,353	29,232,173	32,614,278
Units issued	1,601,638	2,464,863	13,529	5,167	3,238,683	3,052,950
Units redeemed	(2,923,263)	(4,057,194)	(112,401)	(133,491)	(6,111,463)	(6,435,055)

Units, end of period	12,926,960	14,248,585	969,157	1,068,029	26,359,393	29,232,173

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series I		Lifestyle Conservative MVP Series II		Lifestyle Conservative Trust PS Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$53,678	$60,632	$1,311,512	$1,568,193	$95,359	$98,718
Expenses:
Mortality and expense risk and administrative charges	(34,326)	(37,411)	(906,047)	(1,046,493)	(54,743)	(57,800)

Net investment income (loss)	19,352	23,221	405,465	521,700	40,616	40,918

Realized gains (losses) on investments:
Capital gain distributions received	50,317	131,509	1,357,788	3,923,240	36,945	38,405
Net realized gain (loss)	(76,801)	(23,423)	(1,581,421)	(1,317,038)	(4,235)	230

Realized gains (losses)	(26,484)	108,086	(223,633)	2,606,202	32,710	38,635

Unrealized appreciation (depreciation) during the period	76,364	(162,436)	1,569,287	(4,197,114)	27,091	(128,908)

Net increase (decrease) in net assets from operations	69,232	(31,129)	1,751,119	(1,069,212)	100,417	(49,355)

Changes from principal transactions:
Purchase payments	250,000	85,974	49,742	102,922	600	611
Transfers between sub-accounts and the company	(189,068)	(201,340)	1,215,555	(984,888)	92,868	2,901
Withdrawals	(191,501)	(184,506)	(7,546,377)	(9,267,644)	(303,914)	(191,350)
Annual contract fee	(824)	(880)	(384,107)	(411,969)	(5,164)	(5,272)

Net increase (decrease) in net assets from principal transactions	(131,393)	(300,752)	(6,665,187)	(10,561,579)	(215,610)	(193,110)

Total increase (decrease) in net assets	(62,161)	(331,881)	(4,914,068)	(11,630,791)	(115,193)	(242,465)
Net assets at beginning of period	2,282,041	2,613,922	63,464,110	75,094,901	3,591,952	3,834,417

Net assets at end of period	$2,219,880	$2,282,041	$58,550,042	$63,464,110	$3,476,759	$3,591,952

	2016	2015	2016	2015	2016	2015
Units, beginning of period	90,633	101,402	3,576,807	4,090,146	279,663	294,442
Units issued	15,511	4,991	809,243	733,674	23,910	292
Units redeemed	(19,992)	(15,760)	(1,085,748)	(1,247,013)	(40,489)	(15,071)

Units, end of period	86,152	90,633	3,300,302	3,576,807	263,084	279,663

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative Trust PS Series II		Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,946,099	$2,149,198	$80,456	$102,925	$4,239,286	$5,925,489
Expenses:
Mortality and expense risk and administrative charges	(1,182,252)	(1,355,800)	(60,245)	(71,298)	(3,869,814)	(4,713,556)

Net investment income (loss)	763,847	793,398	20,211	31,627	369,472	1,211,933

Realized gains (losses) on investments:
Capital gain distributions received	838,912	939,014	121,800	—	7,390,886	—
Net realized gain (loss)	(146,311)	79,262	45,473	195,662	6,172,631	13,486,301

Realized gains (losses)	692,601	1,018,276	167,273	195,662	13,563,517	13,486,301

Unrealized appreciation (depreciation) during the period	816,468	(3,055,216)	(111,233)	(521,847)	(9,994,789)	(33,640,046)

Net increase (decrease) in net assets from operations	2,272,916	(1,243,542)	76,251	(294,558)	3,938,200	(18,941,812)

Changes from principal transactions:
Purchase payments	686,690	227,245	5,725	92,916	395,743	585,666
Transfers between sub-accounts and the company	1,275,270	(421,177)	(89,904)	(126,932)	(8,726,864)	(10,849,814)
Withdrawals	(11,290,150)	(11,520,076)	(105,083)	(633,392)	(19,707,205)	(35,230,022)
Annual contract fee	(535,594)	(573,286)	(8,714)	(12,169)	(1,708,439)	(1,853,708)

Net increase (decrease) in net assets from principal transactions	(9,863,784)	(12,287,294)	(197,976)	(679,577)	(29,746,765)	(47,347,878)

Total increase (decrease) in net assets	(7,590,868)	(13,530,836)	(121,725)	(974,135)	(25,808,565)	(66,289,690)
Net assets at beginning of period	84,200,002	97,730,838	4,447,414	5,421,549	279,175,827	345,465,517

Net assets at end of period	$76,609,134	$84,200,002	$4,325,689	$4,447,414	$253,367,262	$279,175,827

	2016	2015	2016	2015	2016	2015
Units, beginning of period	6,357,271	7,228,119	212,108	248,123	15,416,864	17,851,196
Units issued	930,484	1,060,882	579	3,841	1,428,393	2,083,546
Units redeemed	(1,628,330)	(1,931,730)	(11,058)	(39,856)	(3,160,257)	(4,517,878)

Units, end of period	5,659,425	6,357,271	201,629	212,108	13,685,000	15,416,864

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust PS Series I		Lifestyle Growth Trust PS Series II		Lifestyle Moderate MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$175,274	$218,434	$9,292,871	$10,976,154	$77,745	$111,951
Expenses:
Mortality and expense risk and administrative charges	(133,387)	(142,322)	(7,513,526)	(8,413,894)	(56,686)	(66,522)

Net investment income (loss)	41,887	76,112	1,779,345	2,562,260	21,059	45,429

Realized gains (losses) on investments:
Capital gain distributions received	280,759	174,508	15,047,282	9,814,955	131,033	378,595
Net realized gain (loss)	(12,547)	16,022	(776,750)	3,444,978	(37,053)	60,461

Realized gains (losses)	268,212	190,530	14,270,532	13,259,933	93,980	439,056

Unrealized appreciation (depreciation) during the period	204,896	(414,563)	10,975,237	(24,507,429)	10,818	(587,447)

Net increase (decrease) in net assets from operations	514,995	(147,921)	27,025,114	(8,685,236)	125,857	(102,962)

Changes from principal transactions:
Purchase payments	36,726	40,335	2,828,816	3,272,602	—	88,133
Transfers between sub-accounts and the company	(10,442)	93,977	53,935,711	6,655,856	(37,623)	(86,538)
Withdrawals	(747,205)	(397,283)	(55,342,397)	(63,930,633)	(728,235)	(329,268)
Annual contract fee	(22,530)	(22,546)	(3,144,396)	(3,202,368)	(1,748)	(6,192)

Net increase (decrease) in net assets from principal transactions	(743,451)	(285,517)	(1,722,266)	(57,204,543)	(767,606)	(333,865)

Total increase (decrease) in net assets	(228,456)	(433,438)	25,302,848	(65,889,779)	(641,749)	(436,827)
Net assets at beginning of period	9,556,547	9,989,985	526,703,787	592,593,566	4,261,367	4,698,194

Net assets at end of period	$9,328,091	$9,556,547	$552,006,635	$526,703,787	$3,619,618	$4,261,367

	2016	2015	2016	2015	2016	2015
Units, beginning of period	729,527	750,777	38,175,249	41,887,221	182,898	197,749
Units issued	11,174	17,621	8,013,174	4,817,308	1,058	3,838
Units redeemed	(67,311)	(38,871)	(8,086,318)	(8,529,280)	(39,944)	(18,689)

Units, end of period	673,390	729,527	38,102,105	38,175,249	144,012	182,898

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate MVP Series II		Lifestyle Moderate Trust PS Series I		Lifestyle Moderate Trust PS Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,908,447	$2,531,065	$69,656	$89,326	$2,860,026	$3,309,416
Expenses:
Mortality and expense risk and administrative charges	(1,450,112)	(1,652,184)	(44,688)	(55,355)	(1,980,867)	(2,274,827)

Net investment income (loss)	458,335	878,881	24,968	33,971	879,159	1,034,589

Realized gains (losses) on investments:
Capital gain distributions received	3,646,027	9,516,753	59,179	64,130	2,623,857	2,577,641
Net realized gain (loss)	(221,421)	1,534,340	(30,136)	1,317	(420,010)	155,498

Realized gains (losses)	3,424,606	11,051,093	29,043	65,447	2,203,847	2,733,139

Unrealized appreciation (depreciation) during the period	(313,389)	(14,646,287)	62,060	(144,954)	1,838,200	(5,942,338)

Net increase (decrease) in net assets from operations	3,569,552	(2,716,313)	116,071	(45,536)	4,921,206	(2,174,610)

Changes from principal transactions:
Purchase payments	217,692	155,368	25,011	17,647	163,711	329,719
Transfers between sub-accounts and the company	977,227	2,285,773	(376,941)	(66,547)	(2,090,297)	(2,794,381)
Withdrawals	(11,334,261)	(11,083,335)	(360,972)	(424,082)	(13,419,240)	(16,800,268)
Annual contract fee	(598,035)	(637,173)	(6,367)	(6,683)	(832,269)	(903,250)

Net increase (decrease) in net assets from principal transactions	(10,737,377)	(9,279,367)	(719,269)	(479,665)	(16,178,095)	(20,168,180)

Total increase (decrease) in net assets	(7,167,825)	(11,995,680)	(603,198)	(525,201)	(11,256,889)	(22,342,790)
Net assets at beginning of period	105,230,983	117,226,663	3,505,081	4,030,282	141,009,257	163,352,047

Net assets at end of period	$98,063,158	$105,230,983	$2,901,883	$3,505,081	$129,752,368	$141,009,257

	2016	2015	2016	2015	2016	2015
Units, beginning of period	5,792,704	6,177,913	270,257	306,570	10,421,879	11,807,648
Units issued	1,082,738	1,148,059	4,105	2,869	1,171,017	1,260,775
Units redeemed	(1,545,037)	(1,533,268)	(59,249)	(39,182)	(2,289,136)	(2,646,544)

Units, end of period	5,330,405	5,792,704	215,113	270,257	9,303,760	10,421,879

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$14,721	$14,563	$89,658	$80,330	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(18,531)	(22,283)	(140,232)	(154,014)	(94,639)	(117,000)

Net investment income (loss)	(3,810)	(7,720)	(50,574)	(73,684)	(94,639)	(117,000)

Realized gains (losses) on investments:
Capital gain distributions received	107,178	119,430	821,856	800,443	463,545	1,496,005
Net realized gain (loss)	47,035	108,382	200,007	426,343	7,368	334,500

Realized gains (losses)	154,213	227,812	1,021,863	1,226,786	470,913	1,830,505

Unrealized appreciation (depreciation) during the period	60,116	(270,954)	547,901	(1,575,712)	(475,644)	(1,555,347)

Net increase (decrease) in net assets from operations	210,519	(50,862)	1,519,190	(422,610)	(99,370)	158,158

Changes from principal transactions:
Purchase payments	105	2,233	28,193	192,726	3,679	4,472
Transfers between sub-accounts and the company	(36,526)	72,562	(223,856)	265,176	(172,508)	(93,003)
Withdrawals	(156,742)	(169,318)	(775,589)	(996,444)	(638,815)	(1,334,128)
Annual contract fee	(630)	(870)	(35,159)	(35,546)	(5,181)	(6,579)

Net increase (decrease) in net assets from principal transactions	(193,793)	(95,393)	(1,006,411)	(574,088)	(812,825)	(1,429,238)

Total increase (decrease) in net assets	16,726	(146,255)	512,779	(996,698)	(912,195)	(1,271,080)
Net assets at beginning of period	1,275,359	1,421,614	9,056,832	10,053,530	6,957,833	8,228,913

Net assets at end of period	$1,292,085	$1,275,359	$9,569,611	$9,056,832	$6,045,638	$6,957,833

	2016	2015	2016	2015	2016	2015
Units, beginning of period	39,339	42,033	324,513	345,282	257,571	308,673
Units issued	1,795	9,951	17,213	47,768	1,978	3,608
Units redeemed	(7,442)	(12,645)	(49,694)	(68,537)	(33,292)	(54,710)

Units, end of period	33,692	39,339	292,032	324,513	226,257	257,571

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$34,821	$33,217	$76,307	$74,466
Expenses:
Mortality and expense risk and administrative charges	(166,782)	(202,860)	(47,396)	(48,170)	(127,335)	(139,157)

Net investment income (loss)	(166,782)	(202,860)	(12,575)	(14,953)	(51,028)	(64,691)

Realized gains (losses) on investments:
Capital gain distributions received	844,631	2,661,952	368,252	541,707	975,078	1,533,048
Net realized gain (loss)	(144,870)	633,632	67,527	147,202	428,620	1,017,552

Realized gains (losses)	699,761	3,295,584	435,779	688,909	1,403,698	2,550,600

Unrealized appreciation (depreciation) during the period	(743,491)	(2,853,996)	181,350	(815,571)	277,807	(2,883,073)

Net increase (decrease) in net assets from operations	(210,512)	238,728	604,554	(141,615)	1,630,477	(397,164)

Changes from principal transactions:
Purchase payments	64,264	270,462	900	1,400	6,008	27,041
Transfers between sub-accounts and the company	(921,676)	(602,533)	101,099	(97,471)	303,433	(722,652)
Withdrawals	(777,909)	(1,013,755)	(202,359)	(236,060)	(888,998)	(886,580)
Annual contract fee	(32,631)	(37,674)	(2,140)	(2,232)	(26,012)	(28,486)

Net increase (decrease) in net assets from principal transactions	(1,667,952)	(1,383,500)	(102,500)	(334,363)	(605,569)	(1,610,677)

Total increase (decrease) in net assets	(1,878,464)	(1,144,772)	502,054	(475,978)	1,024,908	(2,007,841)
Net assets at beginning of period	12,434,482	13,579,254	2,776,018	3,251,996	7,884,674	9,892,515

Net assets at end of period	$10,556,018	$12,434,482	$3,278,072	$2,776,018	$8,909,582	$7,884,674

	2016	2015	2016	2015	2016	2015
Units, beginning of period	389,495	428,967	108,785	120,987	315,036	375,438
Units issued	14,312	68,518	7,843	1,476	20,583	16,603
Units redeemed	(74,798)	(107,990)	(11,351)	(13,678)	(43,031)	(77,005)

Units, end of period	329,009	389,495	105,277	108,785	292,588	315,036

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Money Market Trust Series I		Money Market Trust Series II
	2016 (h)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$566	$24	$1,897	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(6,796)	(22,017)	(40,435)	(49,942)	(251,792)	(319,938)

Net investment income (loss)	(6,230)	(21,993)	(38,538)	(49,942)	(251,792)	(319,938)

Realized gains (losses) on investments:
Capital gain distributions received	—	5	—	4	—	22
Net realized gain (loss)	—	—	—	—	—	—

Realized gains (losses)	—	5	—	4	—	22

Unrealized appreciation (depreciation) during the period	—	—	(1)	(2)	(1)	(1)

Net increase (decrease) in net assets from operations	(6,230)	(21,988)	(38,539)	(49,940)	(251,793)	(319,917)

Changes from principal transactions:
Purchase payments	—	—	65,000	50,420	86,000	71,105
Transfers between sub-accounts and the company	(1,287,058)	(30,257)	(91,018)	(242,508)	(561,990)	(2,266,057)
Withdrawals	(8,999)	(135,764)	(232,133)	(505,631)	(1,982,649)	(3,190,818)
Annual contract fee	(1,937)	(7,405)	(4,279)	(5,366)	(118,490)	(133,497)

Net increase (decrease) in net assets from principal transactions	(1,297,994)	(173,426)	(262,430)	(703,085)	(2,577,129)	(5,519,267)

Total increase (decrease) in net assets	(1,304,224)	(195,414)	(300,969)	(753,025)	(2,828,922)	(5,839,184)
Net assets at beginning of period	1,304,224	1,499,638	2,922,037	3,675,062	18,239,415	24,078,599

Net assets at end of period	$—	$1,304,224	$2,621,068	$2,922,037	$15,410,493	$18,239,415

	2016	2015	2016	2015	2016	2015
Units, beginning of period	113,071	127,975	194,978	238,183	1,564,828	2,032,452
Units issued	—	344	6,813	10,890	89,377	134,169
Units redeemed	(113,071)	(15,248)	(23,084)	(54,095)	(311,058)	(601,793)

Units, end of period	—	113,071	178,707	194,978	1,343,147	1,564,828

(h)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2016 (a)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,218	$—	$48,529	$15,700	$35,527	$67,078
Expenses:
Mortality and expense risk and administrative charges	(12,428)	—	(7,037)	(7,231)	(27,740)	(37,366)

Net investment income (loss)	(11,210)	—	41,492	8,469	7,787	29,712

Realized gains (losses) on investments:
Capital gain distributions received	—	—	65,729	69,045	—	—
Net realized gain (loss)	—	—	17,514	21,999	(87,044)	(42,523)

Realized gains (losses)	—	—	83,243	91,044	(87,044)	(42,523)

Unrealized appreciation (depreciation) during the period	1	—	(15,975)	(140,148)	268,586	(236,499)

Net increase (decrease) in net assets from operations	(11,209)	—	108,760	(40,635)	189,329	(249,310)

Changes from principal transactions:
Purchase payments	—	—	240	540	108	270
Transfers between sub-accounts and the company	1,225,930	—	(36,690)	21,855	(299,583)	(166,252)
Withdrawals	(113,296)	—	(36,939)	(57,701)	(492,039)	(172,700)
Annual contract fee	(5,334)	—	(6,187)	(6,360)	(4,441)	(7,569)

Net increase (decrease) in net assets from principal transactions	1,107,300	—	(79,576)	(41,666)	(795,955)	(346,251)

Total increase (decrease) in net assets	1,096,091	—	29,184	(82,301)	(606,626)	(595,561)
Net assets at beginning of period	—	—	719,692	801,993	2,012,627	2,608,188

Net assets at end of period	$1,096,091	$—	$748,876	$719,692	$1,406,001	$2,012,627

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	—	43,662	45,940	119,763	138,378
Units issued	103,796	—	216	1,546	693	5,550
Units redeemed	(15,261)	—	(4,558)	(3,824)	(45,170)	(24,165)

Units, end of period	88,535	—	39,320	43,662	75,286	119,763

(a)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Real Return Bond Trust Series II
	2016	2015	2016	2015	2016 (i)	2015
Income:
Dividend distributions received	$74,238	$42,969	$230,584	$141,354	$—	$222,707
Expenses:
Mortality and expense risk and administrative charges	(33,373)	(36,318)	(116,816)	(133,746)	(16,977)	(59,805)

Net investment income (loss)	40,865	6,651	113,768	7,608	(16,977)	162,902

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	120,731	417,383	453,286	1,307,583	(334,774)	(38,758)

Realized gains (losses)	120,731	417,383	453,286	1,307,583	(334,774)	(38,758)

Unrealized appreciation (depreciation) during the period	(47,036)	(411,689)	(200,411)	(1,311,258)	457,769	(290,017)

Net increase (decrease) in net assets from operations	114,560	12,345	366,643	3,933	106,018	(165,873)

Changes from principal transactions:
Purchase payments	1,311	1,131	24,546	12,797	27,417	2,457
Transfers between sub-accounts and the company	(27,496)	(196,565)	(524,111)	61,237	(3,262,837)	(314,255)
Withdrawals	(116,945)	(233,798)	(521,021)	(937,808)	(145,318)	(423,732)
Annual contract fee	(1,051)	(1,133)	(19,002)	(19,274)	(3,718)	(9,458)

Net increase (decrease) in net assets from principal transactions	(144,181)	(430,365)	(1,039,588)	(883,048)	(3,384,456)	(744,988)

Total increase (decrease) in net assets	(29,621)	(418,020)	(672,945)	(879,115)	(3,278,438)	(910,861)
Net assets at beginning of period	2,187,381	2,605,401	7,870,089	8,749,204	3,278,438	4,189,299

Net assets at end of period	$2,157,760	$2,187,381	$7,197,144	$7,870,089	$—	$3,278,438

	2016	2015	2016	2015	2016	2015
Units, beginning of period	44,467	53,478	211,580	243,922	195,333	238,031
Units issued	1,849	5,265	16,674	55,051	4,183	8,687
Units redeemed	(4,670)	(14,276)	(41,863)	(87,393)	(199,516)	(51,385)

Units, end of period	41,646	44,467	186,391	211,580	—	195,333

(i)

Terminated as an investment option and funds transferred to Bond Trust Series II on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Short Term Government Income Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$—	$—	$46,838	$55,031
Expenses:
Mortality and expense risk and administrative charges	(88,407)	(97,973)	(93,898)	(91,262)	(43,835)	(49,304)

Net investment income (loss)	(88,407)	(97,973)	(93,898)	(91,262)	3,003	5,727

Realized gains (losses) on investments:
Capital gain distributions received	810,349	1,097,704	864,842	1,005,131	—	—
Net realized gain (loss)	466,656	585,783	286,509	411,175	(35,215)	(28,766)

Realized gains (losses)	1,277,005	1,683,487	1,151,351	1,416,306	(35,215)	(28,766)

Unrealized appreciation (depreciation) during the period	(797,756)	(1,241,517)	(667,883)	(1,031,450)	6,833	(2,466)

Net increase (decrease) in net assets from operations	390,842	343,997	389,570	293,594	(25,379)	(25,505)

Changes from principal transactions:
Purchase payments	2,686	17,367	38,827	43,520	351,690	136,767
Transfers between sub-accounts and the company	(156,296)	(9,459)	32,332	1,014,548	(335,037)	(113,164)
Withdrawals	(643,287)	(713,120)	(572,511)	(517,335)	(183,549)	(570,277)
Annual contract fee	(4,742)	(5,309)	(20,020)	(17,679)	(1,581)	(1,834)

Net increase (decrease) in net assets from principal transactions	(801,639)	(710,521)	(521,372)	523,054	(168,477)	(548,508)

Total increase (decrease) in net assets	(410,797)	(366,524)	(131,802)	816,648	(193,856)	(574,013)
Net assets at beginning of period	6,478,372	6,844,896	6,378,670	5,562,022	3,009,657	3,583,670

Net assets at end of period	$6,067,575	$6,478,372	$6,246,868	$6,378,670	$2,815,801	$3,009,657

	2016	2015	2016	2015	2016	2015
Units, beginning of period	284,406	324,865	228,134	209,711	244,909	289,466
Units issued	3,047	7,178	24,257	62,508	42,476	20,271
Units redeemed	(38,390)	(47,637)	(43,514)	(44,085)	(56,201)	(64,828)

Units, end of period	249,063	284,406	208,877	228,134	231,184	244,909

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series II		Small Cap Growth Trust Series I		Small Cap Growth Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$59,958	$98,192	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(79,438)	(90,863)	(169)	(205)	(36,943)	(50,045)

Net investment income (loss)	(19,480)	7,329	(169)	(205)	(36,943)	(50,045)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,580	3,737	239,720	636,238
Net realized gain (loss)	(58,790)	(111,920)	(407)	57	(271,176)	78,964

Realized gains (losses)	(58,790)	(111,920)	1,173	3,794	(31,456)	715,202

Unrealized appreciation (depreciation) during the period	36,009	30,637	(838)	(5,561)	36,113	(1,014,474)

Net increase (decrease) in net assets from operations	(42,261)	(73,954)	166	(1,972)	(32,286)	(349,317)

Changes from principal transactions:
Purchase payments	17,462	54,000	—	—	1,137	10,362
Transfers between sub-accounts and the company	(841,109)	1,803,436	—	—	(142,682)	368,224
Withdrawals	(755,347)	(730,090)	(767)	(902)	(148,546)	(389,682)
Annual contract fee	(12,847)	(9,906)	—	—	(6,002)	(7,477)

Net increase (decrease) in net assets from principal transactions	(1,591,841)	1,117,440	(767)	(902)	(296,093)	(18,573)

Total increase (decrease) in net assets	(1,634,102)	1,043,486	(601)	(2,874)	(328,379)	(367,890)
Net assets at beginning of period	5,728,597	4,685,111	18,430	21,304	2,909,896	3,277,786

Net assets at end of period	$4,094,495	$5,728,597	$17,829	$18,430	$2,581,517	$2,909,896

	2016	2015	2016	2015	2016	2015
Units, beginning of period	475,884	383,767	948	989	120,335	120,831
Units issued	103,612	693,691	—	—	9,885	32,888
Units redeemed	(235,718)	(601,574)	(42)	(41)	(25,388)	(33,384)

Units, end of period	343,778	475,884	906	948	104,832	120,335

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$2,696	$3,911	$52,503	$48,829	$12,485	$2,285
Expenses:
Mortality and expense risk and administrative charges	(3,993)	(6,845)	(85,638)	(99,618)	(39,593)	(45,079)

Net investment income (loss)	(1,297)	(2,934)	(33,135)	(50,789)	(27,108)	(42,794)

Realized gains (losses) on investments:
Capital gain distributions received	17,974	33,489	421,700	497,405	252,233	110,167
Net realized gain (loss)	(11,737)	45,783	138,003	205,586	79,426	167,801

Realized gains (losses)	6,237	79,272	559,703	702,991	331,659	277,968

Unrealized appreciation (depreciation) during the period	35,067	(103,971)	459,028	(1,004,064)	146,500	(427,946)

Net increase (decrease) in net assets from operations	40,007	(27,633)	985,596	(351,862)	451,051	(192,772)

Changes from principal transactions:
Purchase payments	70	260	21,791	17,812	1,410	26,046
Transfers between sub-accounts and the company	(79,821)	(64,388)	150,409	(148,041)	(76,812)	(20,638)
Withdrawals	(77,847)	(95,721)	(374,289)	(1,010,203)	(191,766)	(280,711)
Annual contract fee	(165)	(344)	(23,657)	(25,853)	(1,079)	(1,371)

Net increase (decrease) in net assets from principal transactions	(157,763)	(160,193)	(225,746)	(1,166,285)	(268,247)	(276,674)

Total increase (decrease) in net assets	(117,756)	(187,826)	759,850	(1,518,147)	182,804	(469,446)
Net assets at beginning of period	345,942	533,768	5,515,117	7,033,264	2,727,019	3,196,465

Net assets at end of period	$228,186	$345,942	$6,274,967	$5,515,117	$2,909,823	$2,727,019

	2016	2015	2016	2015	2016	2015
Units, beginning of period	14,024	20,361	218,246	260,763	88,066	96,553
Units issued	279	3,115	13,373	9,548	96	2,778
Units redeemed	(6,546)	(9,452)	(22,259)	(52,065)	(8,360)	(11,265)

Units, end of period	7,757	14,024	209,360	218,246	79,802	88,066

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II		Small Company Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$15,426	$—	$15,850	$8,319	$20,445	$35,798
Expenses:
Mortality and expense risk and administrative charges	(88,771)	(96,348)	(50,424)	(53,609)	(39,449)	(41,382)

Net investment income (loss)	(73,345)	(96,348)	(34,574)	(45,290)	(19,004)	(5,584)

Realized gains (losses) on investments:
Capital gain distributions received	559,256	229,047	437,786	499,661	403,007	366,736
Net realized gain (loss)	209,991	375,727	(537)	228,697	89,402	105,155

Realized gains (losses)	769,247	604,774	437,249	728,358	492,409	471,891

Unrealized appreciation (depreciation) during the period	291,198	(925,062)	237,948	(777,426)	240,150	(658,907)

Net increase (decrease) in net assets from operations	987,100	(416,636)	640,623	(94,358)	713,555	(192,600)

Changes from principal transactions:
Purchase payments	171,249	243,407	408	90,052	6,057	15,839
Transfers between sub-accounts and the company	(359,352)	364,636	136,291	(443,145)	(15,680)	(78,983)
Withdrawals	(379,698)	(633,643)	(245,342)	(440,556)	(213,639)	(201,216)
Annual contract fee	(25,080)	(25,409)	(8,416)	(7,416)	(1,425)	(1,667)

Net increase (decrease) in net assets from principal transactions	(592,881)	(51,009)	(117,059)	(801,065)	(224,687)	(266,027)

Total increase (decrease) in net assets	394,219	(467,645)	523,564	(895,423)	488,868	(458,627)
Net assets at beginning of period	6,155,606	6,623,251	3,238,656	4,134,079	2,495,226	2,953,853

Net assets at end of period	$6,549,825	$6,155,606	$3,762,220	$3,238,656	$2,984,094	$2,495,226

	2016	2015	2016	2015	2016	2015
Units, beginning of period	214,916	208,228	122,892	155,270	74,363	81,845
Units issued	8,299	40,245	24,224	26,410	2,087	705
Units redeemed	(36,092)	(33,557)	(27,955)	(58,788)	(8,203)	(8,187)

Units, end of period	187,123	214,916	119,161	122,892	68,247	74,363

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$44,211	$75,408	$83,028	$93,711	$155,568	$177,532
Expenses:
Mortality and expense risk and administrative charges	(120,197)	(131,511)	(50,722)	(57,875)	(114,479)	(129,374)

Net investment income (loss)	(75,986)	(56,103)	32,306	35,836	41,089	48,158

Realized gains (losses) on investments:
Capital gain distributions received	1,171,662	1,099,867	—	—	—	—
Net realized gain (loss)	352,672	555,170	(24,293)	(57,023)	(40,472)	(102,503)

Realized gains (losses)	1,524,334	1,655,037	(24,293)	(57,023)	(40,472)	(102,503)

Unrealized appreciation (depreciation) during the period	616,563	(2,179,874)	118,105	18,201	238,942	13,105

Net increase (decrease) in net assets from operations	2,064,911	(580,940)	126,118	(2,986)	239,559	(41,240)

Changes from principal transactions:
Purchase payments	9,731	133,359	3,940	2,183	10,826	324,684
Transfers between sub-accounts and the company	219,052	(983,915)	(49,582)	(49,606)	62,306	146,656
Withdrawals	(366,176)	(780,254)	(296,707)	(532,066)	(800,332)	(946,348)
Annual contract fee	(20,048)	(20,017)	(2,165)	(2,438)	(25,148)	(26,747)

Net increase (decrease) in net assets from principal transactions	(157,441)	(1,650,827)	(344,514)	(581,927)	(752,348)	(501,755)

Total increase (decrease) in net assets	1,907,470	(2,231,767)	(218,396)	(584,913)	(512,789)	(542,995)

Net assets at beginning of period	7,220,743	9,452,510	3,610,319	4,195,232	7,653,054	8,196,049
Net assets at end of period	$9,128,213	$7,220,743	$3,391,923	$3,610,319	$7,140,265	$7,653,054

	2016	2015	2016	2015	2016	2015
Units, beginning of period	267,334	334,329	165,249	191,828	363,631	387,551
Units issued	21,285	9,033	2,421	5,069	20,811	43,978
Units redeemed	(28,393)	(76,028)	(17,955)	(31,648)	(56,750)	(67,898)

Units, end of period	260,226	267,334	149,715	165,249	327,692	363,631

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2016	2015	2016	2015	2016	2015 (j)
Income:
Dividend distributions received	$123,459	$145,740	$28,510	$29,445	$ —	$1,011,990
Expenses:
Mortality and expense risk and administrative charges	(75,047)	(82,454)	(10,216)	(10,366)	—	(42,494)

Net investment income (loss)	48,412	63,286	18,294	19,079	—	969,496

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	460,643
Net realized gain (loss)	(83,165)	(62,661)	(3,897)	(5,632)	—	(1,579,030)

Realized gains (losses)	(83,165)	(62,661)	(3,897)	(5,632)	—	(1,118,387)

Unrealized appreciation (depreciation) during the period	90,788	(82,110)	680	(18,849)	—	284,573

Net increase (decrease) in net assets from operations	56,035	(81,485)	15,077	(5,402)	—	135,682

Changes from principal transactions:
Purchase payments	1,375	13,700	280	1,200	—	1,550
Transfers between sub-accounts and the company	(1,019,685)	1,990,329	42,497	(5,865)	—	(8,594,669)
Withdrawals	(999,748)	(2,360,718)	(40,842)	(93,240)	—	(419,748)
Annual contract fee	(24,162)	(34,160)	(8,243)	(8,429)	—	(3,100)

Net increase (decrease) in net assets from principal transactions	(2,042,220)	(390,849)	(6,308)	(106,334)	—	(9,015,967)

Total increase (decrease) in net assets	(1,986,185)	(472,334)	8,769	(111,736)	—	(8,880,285)
Net assets at beginning of period	5,179,845	5,652,179	1,052,043	1,163,779	—	8,880,285

Net assets at end of period	$3,193,660	$5,179,845	$1,060,812	$1,052,043	$—	$—

	2016	2015	2016	2015	2016	2015
Units, beginning of period	421,049	453,565	83,680	91,966	—	377,717
Units issued	206,252	266,012	4,827	3,496	—	4,524
Units redeemed	(368,087)	(298,528)	(5,333)	(11,782)	—	(382,241)

Units, end of period	259,214	421,049	83,174	83,680	—	—

(j)

Terminated as an investment option and funds transferred to Core Bond Trust Series I on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II
	2016	2015 (k)	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$2,008,416	$6,638	$6,860	$59,872	$61,326
Expenses:
Mortality and expense risk and administrative charges	—	(83,622)	(7,049)	(7,682)	(77,421)	(90,440)

Net investment income (loss)	—	1,924,794	(411)	(822)	(17,549)	(29,114)

Realized gains (losses) on investments:
Capital gain distributions received	—	914,201	7,493	15,351	77,983	160,075
Net realized gain (loss)	—	(3,164,068)	28,085	37,682	305,749	680,227

Realized gains (losses)	—	(2,249,867)	35,578	53,033	383,732	840,302

Unrealized appreciation (depreciation) during the period	—	588,771	10,967	(66,343)	111,014	(951,827)

Net increase (decrease) in net assets from operations	—	263,698	46,134	(14,132)	477,197	(140,639)

Changes from principal transactions:
Purchase payments	—	30,725	9,963	25,161	65,212	372,161
Transfers between sub-accounts and the company	—	(16,619,180)	(7,480)	33,749	(172,656)	(663,308)
Withdrawals	—	(735,276)	(62,534)	(54,501)	(641,755)	(842,429)
Annual contract fee	—	(11,605)	(497)	(530)	(22,175)	(22,543)

Net increase (decrease) in net assets from principal transactions	—	(17,335,336)	(60,548)	3,879	(771,374)	(1,156,119)

Total increase (decrease) in net assets	—	(17,071,638)	(14,414)	(10,253)	(294,177)	(1,296,758)
Net assets at beginning of period	—	17,071,638	494,919	505,172	5,149,775	6,446,533

Net assets at end of period	$—	$—	$480,505	$494,919	$4,855,598	$5,149,775

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	884,583	26,088	26,059	210,610	257,544
Units issued	—	31,246	528	4,873	3,584	26,445
Units redeemed	—	(915,829)	(3,709)	(4,844)	(34,527)	(73,379)

Units, end of period	—	—	22,907	26,088	179,667	210,610

(k)

Terminated as an investment option and funds transferred to Core Bond Trust Series II on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	U.S. Equity Trust Series I		U.S. Equity Trust Series II		Ultra Short Term Bond Trust Series II
	2016 (l)	2015	2016 (m)	2015	2016	2015
Income:
Dividend distributions received	$520,702	$192,687	$39,897	$26,382	$324,473	$129,945
Expenses:
Mortality and expense risk and administrative charges	(109,094)	(145,164)	(9,282)	(15,886)	(289,837)	(167,775)

Net investment income (loss)	411,608	47,523	30,615	10,496	34,636	(37,830)

Realized gains (losses) on investments:
Capital gain distributions received	5,010,657	—	396,539	—	—	—
Net realized gain (loss)	(2,627,913)	406,506	(262,641)	99,195	(151,933)	(155,709)

Realized gains (losses)	2,382,744	406,506	133,898	99,195	(151,933)	(155,709)

Unrealized appreciation (depreciation) during the period	(2,410,898)	(540,570)	(133,542)	(70,055)	(125,288)	10,387

Net increase (decrease) in net assets from operations	383,454	(86,541)	30,971	39,636	(242,585)	(183,152)

Changes from principal transactions:
Purchase payments	36,670	214,526	7,500	13,053	1,494,666	1,073,408
Transfers between sub-accounts and the company	(9,340,499)	(199,816)	(747,977)	(1,316)	22,251,682	12,899,547
Withdrawals	(681,004)	(1,063,273)	(54,725)	(192,376)	(13,562,842)	(14,619,121)
Annual contract fee	(4,371)	(6,300)	(2,780)	(3,514)	(97,968)	(52,994)

Net increase (decrease) in net assets from principal transactions	(9,989,204)	(1,054,863)	(797,982)	(184,153)	10,085,538	(699,160)

Total increase (decrease) in net assets	(9,605,750)	(1,141,404)	(767,011)	(144,517)	9,842,953	(882,312)
Net assets at beginning of period	9,605,750	10,747,154	767,011	911,528	11,089,538	11,971,850

Net assets at end of period	$—	$9,605,750	$—	$767,011	$20,932,491	$11,089,538

	2016	2015	2016	2015	2016	2015
Units, beginning of period	542,590	601,404	44,426	52,138	924,972	978,688
Units issued	11,036	13,146	1,388	49,782	2,981,238	2,174,032
Units redeemed	(553,626)	(71,960)	(45,814)	(57,494)	(2,090,264)	(2,227,748)

Units, end of period	—	542,590	—	44,426	1,815,946	924,972

(l)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(m)

Terminated as an investment option and funds transferred to 500 Index Fund B Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series I		Utilities Trust Series II		Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$65,538	$48,419	$135,717	$95,920	$28,732	$23,737
Expenses:
Mortality and expense risk and administrative charges	(23,353)	(26,801)	(48,953)	(57,989)	(56,633)	(66,902)

Net investment income (loss)	42,185	21,618	86,764	37,931	(27,901)	(43,165)

Realized gains (losses) on investments:
Capital gain distributions received	24,694	150,800	53,450	324,030	342,271	569,006
Net realized gain (loss)	(2,185)	87,929	(3,599)	326,651	53,828	122,464

Realized gains (losses)	22,509	238,729	49,851	650,681	396,099	691,470

Unrealized appreciation (depreciation) during the period	63,128	(521,743)	130,776	(1,253,538)	140,026	(1,096,285)

Net increase (decrease) in net assets from operations	127,822	(261,396)	267,391	(564,926)	508,224	(447,980)

Changes from principal transactions:
Purchase payments	11,000	12,105	40,160	10,588	15,109	15,302
Transfers between sub-accounts and the company	63,565	(106,781)	189,379	(701,296)	(6,003)	(21,082)
Withdrawals	(56,577)	(155,797)	(150,502)	(315,535)	(271,377)	(343,555)
Annual contract fee	(1,246)	(1,319)	(6,938)	(7,077)	(1,463)	(1,738)

Net increase (decrease) in net assets from principal transactions	16,742	(251,792)	72,099	(1,013,320)	(263,734)	(351,073)

Total increase (decrease) in net assets	144,564	(513,188)	339,490	(1,578,246)	244,490	(799,053)
Net assets at beginning of period	1,314,676	1,827,864	2,773,059	4,351,305	3,871,927	4,670,980

Net assets at end of period	$1,459,240	$1,314,676	$3,112,549	$2,773,059	$4,116,417	$3,871,927

	2016	2015	2016	2015	2016	2015
Units, beginning of period	52,543	61,086	73,640	96,512	93,547	101,581
Units issued	6,202	4,853	9,512	9,391	1,158	1,001
Units redeemed	(5,516)	(13,396)	(7,649)	(32,263)	(7,476)	(9,035)

Units, end of period	53,229	52,543	75,503	73,640	87,229	93,547

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series II
	2016	2015
Income:
Dividend distributions received	$15,129	$10,659
Expenses:
Mortality and expense risk and administrative charges	(45,211)	(55,972)

Net investment income (loss)	(30,082)	(45,313)

Realized gains (losses) on investments:
Capital gain distributions received	248,633	412,348
Net realized gain (loss)	18,072	554,344

Realized gains (losses)	266,705	966,692

Unrealized appreciation (depreciation) during the period	120,383	(1,238,865)

Net increase (decrease) in net assets from operations	357,006	(317,486)

Changes from principal transactions:
Purchase payments	1,600	8,124
Transfers between sub-accounts and the company	(252,543)	(623,540)
Withdrawals	(174,342)	(384,777)
Annual contract fee	(7,816)	(8,105)

Net increase (decrease) in net assets from principal transactions	(433,101)	(1,008,298)

Total increase (decrease) in net assets	(76,095)	(1,325,784)
Net assets at beginning of period	3,050,238	4,376,022

Net assets at end of period	$2,974,143	$3,050,238

	2016	2015
Units, beginning of period	112,115	145,368
Units issued	11,041	16,052
Units redeemed	(26,614)	(49,305)

Units, end of period	96,542	112,115

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1.	Organization

John Hancock Life Insurance Company of New York Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 113 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Equity-Income Trust Series I	Equity Income Trust Series I	05/02/2016
Equity-Income Trust Series II	Equity Income Trust Series II	05/02/2016

Funds transferred in 2016 are as follows:

Transferred from	Transferred to	Effective Date
Franklin Templeton Founding Allocation Trust Series II	Lifestyle Growth Trust PS Series II	10/21/2016
International Core Trust Series I	International Value Trust Series I	10/21/2016
International Core Trust Series II	International Value Trust Series II	10/21/2016
Money Market Trust B Series NAV	Money-Market Trust Series NAV	04/29/2016
Real Return Bond Trust Series II	Bond Trust Series II	04/29/2016
U.S. Equity Trust Series I	500 Index Fund B Series I	10/21/2016
U.S. Equity Trust Series II	500 Index Fund B Series II	10/21/2016

Sub-accounts opened in 2016 are as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

1.	Organization — (continued):

Sub-accounts Opened	Effective Date
Money-Market Trust Series NAV	04/29/2016

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2010 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2016, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors , LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors , LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2016. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$2,969,884,338	—	—	2,969,884,338

Total	$2,969,884,338	—	—	2,969,884,338

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2016 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series I	$9,536,072	$642,367
500 Index Fund B Series II	2,224,767	1,129,498
500 Index Fund B Series NAV	244,701	545,087
Active Bond Trust Series I	80,812	436,943
Active Bond Trust Series II	2,098,346	4,424,268
All Cap Core Trust Series I	63,856	469,725
All Cap Core Trust Series II	15,340	29,803
American Asset Allocation Trust Series I	1,307,941	726,570
American Asset Allocation Trust Series II	12,061,634	10,617,546
American Global Growth Trust Series II	2,115,735	2,550,572
American Global Growth Trust Series III	1,908	702
American Growth Trust Series II	29,338,027	14,990,690
American Growth Trust Series III	147,314	46,879
American Growth-Income Trust Series I	1,988,148	906,734
American Growth-Income Trust Series II	22,232,328	13,409,533
American Growth-Income Trust Series III	207,899	64,478
American International Trust Series II	3,164,355	7,223,265
American International Trust Series III	31,423	38,346
American New World Trust Series II	682,753	904,184
American New World Trust Series III	616	724
Blue Chip Growth Trust Series I	3,373,810	2,446,042
Blue Chip Growth Trust Series II	3,160,341	3,039,597
Bond Trust Series I	69,508	58,706
Bond Trust Series II	21,327,507	22,575,985
Capital Appreciation Trust Series I	1,601,950	1,467,162
Capital Appreciation Trust Series II	1,594,603	2,373,290
Capital Appreciation Value Trust Series II	3,188,997	2,679,840
Core Bond Trust Series I	384,600	1,065,846
Core Bond Trust Series II	2,087,146	2,844,633
Core Strategy Trust Series I	12,355	6,557
Core Strategy Trust Series II	21,170,001	33,566,718
Core Strategy Trust Series NAV	28,139	384,498
DWS Equity 500 Index (a)	286,912	571,356
Equity Income Trust Series I	2,799,708	3,205,167
Equity Income Trust Series II	4,014,640	3,539,262
Financial Industries Trust Series I	147,922	96,906
Financial Industries Trust Series II	942,068	766,651
Franklin Templeton Founding Allocation Trust Series II (f)	4,956,616	71,601,151
Fundamental All Cap Core Trust Series II	842,884	777,631
Fundamental Large Cap Value Trust Series I	565,571	2,761,613
Fundamental Large Cap Value Trust Series II	1,216,952	4,548,751
Global Bond Trust Series I	395,164	481,327
Global Bond Trust Series II	764,283	1,707,525
Global Trust Series I	346,736	670,550
Global Trust Series II	424,790	1,006,861
Health Sciences Trust Series I	1,063,465	894,833
Health Sciences Trust Series II	5,033,932	5,067,324
High Yield Trust Series I	281,319	497,533
High Yield Trust Series II	1,522,616	1,943,935

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
International Core Trust Series I (d)	$242,016	$1,242,381
International Core Trust Series II (e)	414,182	1,883,137
International Equity Index Trust B Series I	51,303	121,305
International Equity Index Trust B Series II	214,173	426,713
International Equity Index Trust B Series NAV	54,186	172,308
International Growth Stock Trust Series II	207,267	688,462
International Small Company Trust Series I	55,115	260,859
International Small Company Trust Series II	162,612	687,121
International Value Trust Series I	1,282,480	555,543
International Value Trust Series II	1,684,133	1,368,147
Investment Quality Bond Trust Series I	200,080	435,265
Investment Quality Bond Trust Series II	1,108,916	2,429,918
Lifestyle Aggressive MVP Series I	15,416	28,667
Lifestyle Aggressive MVP Series II	455,955	726,762
Lifestyle Aggressive Trust PS Series I	123,593	237,154
Lifestyle Aggressive Trust PS Series II	977,577	959,590
Lifestyle Balanced MVP Series I	632,578	1,450,594
Lifestyle Balanced MVP Series II	19,379,620	32,902,640
Lifestyle Balanced Trust PS Series I	788,691	1,682,421
Lifestyle Balanced Trust PS Series II	22,581,360	54,457,549
Lifestyle Conservative MVP Series I	426,447	488,171
Lifestyle Conservative MVP Series II	6,476,069	11,378,002
Lifestyle Conservative Trust PS Series I	450,572	588,622
Lifestyle Conservative Trust PS Series II	6,343,022	14,604,048
Lifestyle Growth MVP Series I	213,368	269,333
Lifestyle Growth MVP Series II	17,750,399	39,736,809
Lifestyle Growth Trust PS Series I	598,761	1,019,566
Lifestyle Growth Trust PS Series II	103,743,323	88,638,961
Lifestyle Moderate MVP Series I	237,491	853,006
Lifestyle Moderate MVP Series II	9,236,626	15,869,639
Lifestyle Moderate Trust PS Series I	182,081	817,201
Lifestyle Moderate Trust PS Series II	7,474,090	20,149,169
Mid Cap Index Trust Series I	184,710	275,133
Mid Cap Index Trust Series II	1,199,524	1,434,653
Mid Cap Stock Trust Series I	507,068	950,987
Mid Cap Stock Trust Series II	1,101,854	2,091,956
Mid Value Trust Series I	620,322	367,145
Mid Value Trust Series II	1,610,609	1,292,128
Money Market Trust B Series NAV (g)	566	1,304,790
Money Market Trust Series I	83,528	384,498
Money Market Trust Series II	122,036	2,950,957
Money-Market Trust Series NAV	1,298,289	202,198
Mutual Shares Trust Series I	117,514	89,869
PIMCO All Asset (a)	47,930	836,098
Real Estate Securities Trust Series I	174,289	277,605
Real Estate Securities Trust Series II	720,405	1,646,227
Real Return Bond Trust Series II (c)	68,860	3,470,293
Science & Technology Trust Series I	890,389	970,085
Science & Technology Trust Series II	1,509,768	1,260,194
Short Term Government Income Trust Series I	568,232	733,705
Short Term Government Income Trust Series II	1,242,492	2,853,813
Small Cap Growth Trust Series I	1,580	936

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Small Cap Growth Trust Series II	$442,336	$535,652
Small Cap Index Trust Series I	28,445	169,529
Small Cap Index Trust Series II	830,969	668,149
Small Cap Opportunities Trust Series I	266,985	310,108
Small Cap Opportunities Trust Series II	821,581	928,551
Small Cap Value Trust Series II	954,084	667,931
Small Company Value Trust Series I	508,100	348,784
Small Company Value Trust Series II	1,877,996	939,763
Strategic Income Opportunities Trust Series I	133,170	445,378
Strategic Income Opportunities Trust Series II	589,019	1,300,279
Total Bond Market Trust B Series II	2,020,832	4,014,641
Total Bond Market Trust B Series NAV	90,262	78,276
Total Stock Market Index Trust Series I	24,089	77,556
Total Stock Market Index Trust Series II	226,398	937,338
U.S. Equity Trust Series I (a)	5,580,352	10,147,290
U.S. Equity Trust Series II (b)	458,443	829,271
Ultra Short Term Bond Trust Series II	31,744,374	21,624,199
Utilities Trust Series I	255,018	171,396
Utilities Trust Series II	569,228	356,916
Value Trust Series I	416,836	366,200
Value Trust Series II	500,240	714,788

(a)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(b)

Terminated as an investment option and funds transferred to 500 Index Fund B Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Bond Trust Series II on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to International Value Trust Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series I	2016	603	$20.16 to $ 19.87	$12,253	1.75 % to 1.40%	3.75%	10.04 % to 9.66%
	2015	155	18.32 to 18.12	2,825	1.75 to 1.40	1.57	-0.30 to -0.65
	2014	192	18.38 to 18.24	3,513	1.75 to 1.40	1.71	11.75 to 11.36
	2013	167	16.45 to 16.38	2,744	1.75 to 1.40	1.81	30.19 to 29.74
	2012	166	12.63 to 12.63	2,091	1.75 to 1.40	3.64	1.06 to 1.01

500 Index Fund B Series II	2016	538	20.00 to 19.62	10,784	1.85 to 1.40	1.62	9.83 to 9.33
	2015	488	18.21 to 17.95	8,920	1.85 to 1.40	1.40	-0.54 to -0.99
	2014	561	18.31 to 18.13	10,251	1.85 to 1.40	1.38	11.58 to 11.08
	2013	573	16.41 to 16.32	9,409	1.85 to 1.40	1.45	29.86 to 29.28
	2012	721	12.63 to 12.62	9,124	1.85 to 1.40	2.70	1.07 to 0.99

500 Index Fund B Series NAV	2016	325	20.72 to 18.98	6,388	1.75 to 0.80	1.77	10.76 to 9.71
	2015	348	18.71 to 17.30	6,208	1.75 to 0.80	1.63	0.35 to -0.60
	2014	423	18.64 to 17.27	7,550	1.85 to 0.80	1.51	12.52 to 11.35
	2013	531	16.57 to 15.51	8,480	1.85 to 0.80	1.74	29.61 to 25.36
	2012	636	12.65 to 11.97	7,796	1.85 to 0.80	1.11	13.67 to 1.20

Active Bond Trust Series I	2016	86	19.35 to 18.57	1,652	1.75 to 1.40	3.51	2.89 to 2.53
	2015	106	18.80 to 18.11	1,992	1.75 to 1.40	4.94	-1.22 to -1.57
	2014	120	19.04 to 18.40	2,282	1.75 to 1.40	3.49	5.33 to 4.96
	2013	153	18.07 to 17.53	2,751	1.75 to 1.40	5.28	-1.15 to -1.49
	2012	183	18.28 to 17.80	3,313	1.75 to 1.40	4.05	8.18 to 7.80

Active Bond Trust Series II	2016	1,198	17.94 to 12.21	22,133	1.85 to 1.00	3.33	2.32 to -2.36
	2015	1,346	18.40 to 17.53	24,232	1.85 to 1.40	4.62	-1.53 to -1.97
	2014	1,497	18.68 to 17.89	27,411	1.85 to 1.40	3.25	5.11 to 4.64
	2013	1,909	17.77 to 17.09	33,316	1.85 to 1.40	5.34	-1.35 to -1.79
	2012	2,158	18.02 to 17.40	38,255	1.85 to 1.40	3.80	7.95 to 7.46

All Cap Core Trust Series I	2016	101	31.87 to 13.61	2,786	1.75 to 1.40	1.69	9.02 to 8.64
	2015	117	29.23 to 12.53	2,962	1.75 to 1.40	0.90	1.17 to 0.81
	2014	135	28.89 to 12.43	3,386	1.75 to 1.40	0.91	8.12 to 7.74
	2013	160	26.72 to 11.53	3,723	1.75 to 1.40	1.27	32.46 to 32.00
	2012	174	20.17 to 8.74	3,052	1.75 to 1.40	1.12	14.94 to 14.54

All Cap Core Trust Series II	2016	33	28.39 to 26.97	915	1.75 to 1.40	1.57	8.84 to 8.46
	2015	34	26.08 to 24.87	856	1.75 to 1.40	0.73	0.94 to 0.59
	2014	38	25.84 to 24.41	956	1.85 to 1.40	0.69	7.94 to 7.45
	2013	69	23.94 to 22.72	1,594	1.85 to 1.40	1.24	32.18 to 31.59
	2012	59	18.11 to 17.27	1,028	1.85 to 1.40	0.94	14.75 to 14.23

American Asset Allocation Trust Series I	2016	372	17.86 to 17.26	6,624	1.75 to 1.40	1.26	7.48 to 7.10
	2015	387	16.61 to 16.12	6,415	1.75 to 1.40	1.95	-0.35 to -0.70
	2014	441	16.67 to 16.23	7,336	1.75 to 1.40	1.49	3.58 to 3.22
	2013	485	16.09 to 15.72	7,796	1.75 to 1.40	1.05	21.58 to 21.16
	2012	539	13.24 to 12.98	7,124	1.75 to 1.40	1.54	14.14 to 13.74

American Asset Allocation Trust Series II	2016	4,807	17.22 to 16.83	82,647	1.90 to 1.00	1.08	7.83 to 6.87
	2015	5,321	15.97 to 15.75	85,726	1.90 to 1.00	1.81	-0.09 to -0.99
	2014	6,075	15.99 to 15.91	99,256	1.90 to 1.00	1.30	3.85 to 2.92
	2013	6,859	15.46 to 15.39	108,866	1.90 to 1.00	0.90	20.81 to 18.11
	2012	7,592	12.79 to 12.63	99,319	1.90 to 1.00	1.39	13.31 to 1.02

American Global Growth Trust Series II	2016	653	17.08 to 16.59	11,227	1.85 to 1.00	0.78	-0.89 to -1.73
	2015	763	17.23 to 16.88	13,282	1.85 to 1.00	1.40	5.44 to 4.54
	2014	891	16.34 to 16.08	14,627	1.90 to 1.00	0.61	0.81 to -0.10
	2013	1,051	16.21 to 16.10	17,367	1.90 to 1.00	0.78	26.01 to 24.60
	2012	902	12.78 to 12.75	11,767	1.90 to 1.00	0.33	19.69 to 2.00

American Global Growth Trust Series III	2016	0	19.79 to 19.44	8	1.00 to 0.80	1.29	-0.17 to -0.37
	2015	0	19.82 to 19.51	7	1.00 to 0.80	1.94	6.17 to 5.95
	2014	0	18.67 to 17.73	8	1.55 to 0.80	0.89	1.50 to 0.74
	2013	1	18.40 to 17.60	10	1.55 to 0.80	1.74	27.13 to 25.28

American Growth Trust Series II	2016	2,958	31.11 to 19.80	86,997	1.90 to 1.00	0.32	7.95 to 6.98
	2015	3,347	29.08 to 18.34	91,932	1.90 to 1.00	0.09	5.29 to 4.35
	2014	3,933	27.87 to 17.42	103,063	1.90 to 1.00	0.63	6.89 to 5.93
	2013	4,814	26.31 to 16.30	119,450	1.90 to 1.00	0.37	27.04 to 24.86
	2012	5,926	20.71 to 12.72	116,402	1.90 to 1.00	0.25	15.02 to 1.72

American Growth Trust Series III	2016	21	21.60 to 20.21	444	1.55 to 0.80	0.79	8.61 to 7.80
	2015	22	19.89 to 18.75	441	1.55 to 0.80	0.60	6.02 to 5.22
	2014	25	18.76 to 17.82	466	1.55 to 0.80	1.17	7.61 to 6.81
	2013	26	17.43 to 16.68	458	1.55 to 0.80	0.87	28.07 to 25.57
	2012	29	13.51 to 13.02	388	1.55 to 0.80	0.74	16.94 to 16.06

American Growth-Income Trust Series I	2016	220	30.13 to 28.72	6,560	1.75 to 1.40	1.61	9.56 to 9.18
	2015	239	27.50 to 26.31	6,493	1.75 to 1.40	1.27	-0.29 to -0.64
	2014	277	27.58 to 26.48	7,549	1.75 to 1.40	0.86	8.72 to 8.34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth-Income Trust Series I	2013		323	$25.37 to $ 24.44	$8,110	1.75 % to 1.40%	0.95%	31.16 % to 30.71%
	2012		376	19.34 to 18.70	7,198	1.75 to 1.40	1.30	15.52 to 15.11

American Growth-Income Trust Series II	2016		3,032	27.85 to 19.94	82,343	1.90 to 1.00	1.51	9.95 to 8.97
	2015		3,497	25.56 to 18.14	86,647	1.90 to 1.00	1.14	-0.04 to -0.94
	2014		3,977	25.80 to 18.14	99,098	1.90 to 1.00	0.70	9.02 to 8.05
	2013		4,841	23.88 to 16.64	111,884	1.90 to 1.00	0.79	30.34 to 27.13
	2012		6,197	18.32 to 12.65	110,208	1.90 to 1.00	1.14	14.73 to 1.23

American Growth-Income Trust Series III	2016		35	22.05 to 20.63	768	1.55 to 0.80	2.01	10.65 to 9.83
	2015		38	19.93 to 18.78	744	1.55 to 0.80	1.72	0.66 to -0.10
	2014		41	19.80 to 18.80	812	1.55 to 0.80	1.22	9.75 to 8.93
	2013		45	18.04 to 17.26	804	1.55 to 0.80	1.31	31.45 to 27.90
	2012		51	13.62 to 13.13	691	1.55 to 0.80	4.43	16.57 to 15.69

American International Trust Series II	2016		1,888	26.21 to 14.04	44,092	1.90 to 1.00	0.82	1.95 to 1.03
	2015		2,045	25.95 to 13.78	47,113	1.90 to 1.00	0.95	-5.92 to -6.77
	2014		2,244	27.83 to 14.64	55,011	1.90 to 1.00	0.81	-4.11 to -4.97
	2013		2,511	29.28 to 15.27	64,850	1.90 to 1.00	0.77	18.71 to 17.90
	2012		2,992	24.67 to 12.75	65,524	1.90 to 1.00	0.91	15.04 to 1.99

American International Trust Series III	2016		27	13.83 to 12.94	373	1.55 to 0.80	1.32	2.66 to 1.90
	2015		28	13.47 to 12.70	371	1.55 to 0.80	1.50	-5.30 to -6.01
	2014		29	14.23 to 13.51	414	1.55 to 0.80	1.37	-3.44 to -4.16
	2013		29	14.73 to 14.10	421	1.55 to 0.80	1.30	19.71 to 18.61
	2012		30	12.21 to 11.77	368	1.55 to 0.80	1.43	17.00 to 16.12

American New World Trust Series II	2016		314	12.93 to 12.63	4,178	1.85 to 1.00	0.24	3.73 to 2.85
	2015		340	12.57 to 12.17	4,389	1.85 to 1.00	1.40	-4.69 to -5.49
	2014		375	13.25 to 12.77	5,098	1.90 to 1.00	0.66	-9.28 to -10.09
	2013		326	14.73 to 14.08	4,927	1.90 to 1.00	0.73	9.64 to 8.66
	2012		404	13.56 to 12.84	5,604	1.90 to 1.00	0.43	14.90 to 2.71

American New World Trust Series III	2016		1	13.68 to 13.44	13	1.00 to 0.80	0.74	4.37 to 4.16
	2015		1	13.11 to 12.91	13	1.00 to 0.80	1.94	-4.02 to -4.21
	2014		1	13.66 to 12.97	14	1.55 to 0.80	1.14	-8.68 to -9.37
	2013		1	14.96 to 14.31	17	1.55 to 0.80	1.28	10.47 to 9.65
	2012		1	13.54 to 13.05	16	1.55 to 0.80	0.62	16.77 to 15.89

Blue Chip Growth Trust Series I	2016		451	46.00 to 20.49	18,476	1.75 to 1.40	0.01	-0.59 to -0.94
	2015		496	46.28 to 20.68	20,528	1.75 to 1.40	0.00	9.52 to 9.13
	2014		572	42.26 to 18.95	21,491	1.75 to 1.40	0.00	7.56 to 7.18
	2013		658	39.29 to 17.68	22,857	1.75 to 1.40	0.27	39.37 to 38.88
	2012		725	28.19 to 12.73	17,863	1.75 to 1.40	0.09	16.66 to 16.25

Blue Chip Growth Trust Series II	2016		517	27.60 to 20.74	14,544	1.90 to 1.00	0.00	-0.38 to -1.28
	2015		593	27.96 to 20.82	16,882	1.90 to 1.00	0.00	9.73 to 8.74
	2014		620	25.71 to 18.98	16,230	1.90 to 1.00	0.00	7.80 to 6.83
	2013		708	24.06 to 17.60	17,249	1.90 to 1.00	0.11	38.38 to 35.68
	2012		903	17.39 to 12.61	15,933	1.90 to 1.00	0.00	15.86 to 0.85

Bond Trust Series I	2016		65	13.82 to 13.29	896	1.55 to 0.80	2.91	2.24 to 1.48
	2015		66	13.52 to 13.10	884	1.55 to 0.80	2.87	-0.55 to -1.30
	2014		73	13.59 to 13.27	981	1.55 to 0.80	2.59	4.69 to 3.91
	2013		76	12.98 to 12.77	985	1.55 to 0.80	2.97	-2.24 to -2.88
	2012		71	13.27 to 13.15	936	1.55 to 0.80	2.86	5.48 to 4.69

Bond Trust Series II	2016		4,886	12.77 to 12.37	63,615	2.00 to 1.00	2.65	1.83 to 0.82
	2015		5,035	12.54 to 12.27	64,720	2.00 to 1.00	2.59	-0.95 to -1.94
	2014		5,628	12.53 to 12.51	73,486	2.00 to 0.80	2.35	0.27 to 0.09
	2013		6,475	12.61 to 12.13	82,017	1.90 to 1.00	2.74	-2.67 to -3.48
	2012		6,209	13.07 to 12.46	81,455	1.90 to 1.00	2.52	4.11 to -0.35

Capital Appreciation Trust Series I	2016		524	17.56 to 16.60	9,115	1.75 to 1.40	0.00	-2.45 to -2.79
	2015		601	18.01 to 17.07	10,717	1.75 to 1.40	0.00	9.91 to 9.52
	2014		695	16.38 to 15.59	11,275	1.75 to 1.40	0.05	8.13 to 7.75
	2013		795	15.15 to 14.47	11,932	1.75 to 1.40	0.24	35.50 to 35.03
	2012		901	11.18 to 10.71	9,990	1.75 to 1.40	0.15	14.36 to 13.96

Capital Appreciation Trust Series II	2016		260	25.42 to 20.07	6,721	1.85 to 1.00	0.00	-2.25 to -3.07
	2015		334	26.23 to 20.53	8,894	1.85 to 1.00	0.00	10.06 to 9.13
	2014		341	23.88 to 18.65	8,285	1.90 to 1.00	0.00	8.38 to 7.41
	2013		383	22.23 to 17.21	8,686	1.90 to 1.00	0.21	34.52 to 33.83
	2012		488	16.53 to 12.68	8,227	1.90 to 1.00	0.06	13.65 to 1.45

Capital Appreciation Value Trust Series II	2016		1,137	20.90 to 18.79	23,138	1.90 to 1.00	1.12	6.77 to 5.81
	2015		1,191	19.75 to 17.60	23,420	1.90 to 1.00	0.89	4.05 to 3.12
	2014		1,236	19.16 to 16.91	24,057	1.90 to 1.00	1.21	10.93 to 9.93
	2013		1,324	17.43 to 15.25	23,451	1.90 to 1.00	1.04	19.64 to 16.73
	2012		1,438	14.56 to 12.63	21,235	1.90 to 1.00	1.24	12.33 to 1.05

Core Bond Trust Series I	2016		420	17.35 to 16.66	7,179	1.75 to 1.40	1.95	1.31 to 0.96
	2015	(h)	461	17.13 to 16.50	7,791	1.75 to 1.40	2.35	-2.65 to -2.88

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Core Bond Trust Series II	2016		904	$16.41 to $ 12.37	$14,738	1.85 % to 1.00%	1.78%	1.52 % to 0.66%
	2015		953	16.30 to 12.19	15,376	1.85 to 1.00	1.98	-1.72 to -2.50
	2014		74	17.33 to 16.59	1,250	1.85 to 1.40	2.96	4.26 to 3.80
	2013		57	16.62 to 15.98	934	1.85 to 1.40	1.77	-3.71 to -4.14
	2012		73	17.26 to 16.67	1,235	1.85 to 1.40	2.58	4.78 to 4.31

Core Strategy Trust Series I	2016		13	15.16 to 14.75	202	1.55 to 0.80	2.07	6.26 to 5.47
	2015		14	14.27 to 13.98	195	1.55 to 0.80	2.24	-0.90 to -1.64
	2014		14	14.40 to 14.22	200	1.55 to 0.80	1.75	5.26 to 4.48
	2013		29	13.68 to 13.61	397	1.55 to 0.80	8.64	9.41 to 8.86

Core Strategy Trust Series II	2016		11,213	17.95 to 16.29	205,549	1.90 to 1.00	1.78	5.89 to 4.94
	2015		12,367	17.10 to 15.39	216,505	1.90 to 1.00	1.94	-1.37 to -2.25
	2014		13,885	18.44 to 14.47	248,865	2.10 to 0.35	2.19	5.54 to 3.71
	2013		15,129	17.78 to 13.71	260,459	2.10 to 0.35	1.35	16.56 to 9.66
	2012		3,777	15.25 to 12.62	55,605	2.10 to 1.00	2.48	9.93 to 0.99

Core Strategy Trust Series NAV	2016		12	22.59 to 16.32	222	1.60 to 1.20	0.85	5.88 to 5.46
	2015		29	21.34 to 15.48	573	1.60 to 1.20	2.16	-1.25 to -1.64
	2014		34	21.61 to 15.74	674	1.60 to 1.20	2.47	4.88 to 4.46
	2013		35	20.60 to 15.07	652	1.60 to 1.20	0.65	17.86 to 17.39
	2012		43	17.48 to 12.83	680	1.60 to 1.20	3.13	11.23 to 2.67

DWS Equity 500 Index(e)	2016		82	35.64 to 33.91	2,840	1.75 to 1.40	1.78	9.65 to 9.27
	2015		98	32.50 to 31.03	3,105	1.75 to 1.40	1.37	-0.64 to -0.99
	2014		124	32.71 to 30.96	3,980	1.85 to 1.40	1.51	11.43 to 10.93
	2013		156	29.35 to 27.91	4,480	1.85 to 1.40	1.51	29.61 to 29.03
	2012		199	22.65 to 21.63	4,412	1.85 to 1.40	1.34	13.65 to 13.13

Equity Income Trust Series I	2016	(f)	481	54.30 to 29.23	23,463	1.75 to 1.40	2.18	17.47 to 17.06
	2015		543	46.22 to 24.97	22,588	1.75 to 1.40	1.87	-8.04 to -8.37
	2014		607	50.27 to 27.25	27,365	1.75 to 1.40	1.79	5.98 to 5.61
	2013		670	47.43 to 25.80	28,484	1.75 to 1.40	1.89	28.24 to 27.79
	2012		747	36.99 to 20.19	24,700	1.75 to 1.40	2.00	15.72 to 15.32

Equity Income Trust Series II	2016	(g)	895	23.94 to 18.79	21,988	1.90 to 1.00	2.02	17.73 to 16.67
	2015		966	20.52 to 15.96	20,286	1.90 to 1.00	1.66	-7.84 to -8.67
	2014		1,083	22.46 to 17.31	24,890	1.90 to 1.00	1.58	6.17 to 5.22
	2013		1,223	21.35 to 16.31	26,727	1.90 to 1.00	1.65	27.31 to 22.48
	2012		1,462	16.77 to 12.70	25,099	1.90 to 1.00	1.84	14.96 to 1.57

Financial Industries Trust Series I	2016		29	22.07 to 20.89	624	1.75 to 1.40	1.52	17.71 to 17.30
	2015		27	18.75 to 17.81	495	1.75 to 1.40	0.98	-4.00 to -4.33
	2014		28	19.53 to 18.61	532	1.75 to 1.40	0.67	7.14 to 6.76
	2013		32	18.23 to 17.44	574	1.75 to 1.40	0.58	28.94 to 28.49
	2012		33	14.14 to 13.57	458	1.75 to 1.40	0.72	16.40 to 15.99

Financial Industries Trust Series II	2016		158	22.06 to 20.07	3,572	1.85 to 1.00	1.27	18.02 to 17.02
	2015		153	18.86 to 17.00	2,941	1.85 to 1.00	0.72	-3.85 to -4.66
	2014		190	19.65 to 17.68	3,773	1.90 to 1.00	0.50	7.34 to 6.38
	2013		229	18.47 to 16.47	4,257	1.90 to 1.00	0.42	28.03 to 22.12
	2012		261	14.43 to 12.75	3,771	1.90 to 1.00	0.62	15.59 to 2.01

Franklin Templeton Founding Allocation Trust Series II	2016	(n)	0	15.85 to 13.93	0	1.90 to 1.00	2.40	6.94 to 6.16
	2015		4,795	14.82 to 13.12	66,439	1.90 to 1.00	2.38	-6.92 to -7.76
	2014		5,542	27.29 to 14.23	82,146	1.90 to 0.35	2.76	2.45 to 0.87
	2013		6,374	26.64 to 14.11	92,181	1.90 to 0.35	2.16	23.84 to 21.94
	2012		7,018	21.51 to 11.57	82,897	1.90 to 0.35	2.78	15.62 to 13.83

Fundamental All Cap Core Trust Series II	2016		163	33.04 to 31.50	5,263	1.75 to 1.40	0.18	6.61 to 6.24
	2015		182	30.99 to 29.65	5,517	1.75 to 1.40	0.00	2.39 to 2.03
	2014		233	30.27 to 28.72	6,905	1.85 to 1.40	0.20	8.03 to 7.55
	2013		303	28.02 to 26.71	8,327	1.85 to 1.40	0.73	33.66 to 33.06
	2012		360	20.96 to 20.07	7,419	1.85 to 1.40	0.58	21.59 to 21.04

Fundamental Large Cap Value Trust Series I	2016		889	24.30 to 15.02	22,546	1.75 to 1.00	2.22	9.08 to 8.26
	2015		993	22.45 to 13.77	23,196	1.75 to 1.00	0.98	-2.09 to -2.83
	2014		1,113	23.10 to 14.10	26,687	1.75 to 0.80	2.61	9.73 to 8.69
	2013		73	21.25 to 12.84	1,585	1.75 to 0.80	0.00	2.76 to 2.69

Fundamental Large Cap Value Trust Series II	2016		1,134	23.85 to 13.35	26,562	1.85 to 1.00	2.02	8.86 to 7.94
	2015		1,306	22.10 to 12.26	28,001	1.85 to 1.00	0.77	-2.28 to -3.11
	2014		1,593	22.68 to 12.55	34,316	1.90 to 1.00	1.12	0.37 to 0.23
	2013		346	21.98 to 21.04	7,488	1.85 to 1.40	0.88	30.27 to 29.69
	2012		147	16.87 to 16.22	2,448	1.85 to 1.40	1.08	22.49 to 21.94

Global Bond Trust Series I	2016		45	35.60 to 22.01	1,513	1.75 to 1.40	0.00	1.62 to 1.26
	2015		48	35.03 to 21.73	1,545	1.75 to 1.40	2.52	-4.84 to -5.17
	2014		54	22.92 to 15.64	1,819	1.75 to 0.80	0.91	1.47 to 0.51
	2013		63	22.80 to 15.41	2,085	1.75 to 0.80	0.43	-6.17 to -7.06
	2012		77	24.53 to 16.42	2,748	1.75 to 0.80	6.79	6.17 to 5.16

Global Bond Trust Series II	2016		447	19.95 to 11.34	8,269	1.90 to 1.00	0.00	1.89 to 0.98
	2015		481	19.76 to 11.13	8,916	1.90 to 1.00	2.56	-4.69 to -5.54

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Global Bond Trust Series II	2014		567	$20.92 to $ 11.68	$11,158	1.90 % to 1.00%	0.73%	1.11 % to 0.21%
	2013		668	20.88 to 11.55	13,536	1.90 to 1.00	0.24	-6.61 to -7.44
	2012		710	22.56 to 12.37	15,861	1.90 to 1.00	7.01	4.79 to -1.06

Global Trust Series I	2016		193	17.58 to 16.91	6,829	1.75 to 0.80	4.53	8.59 to 7.57
	2015		210	16.34 to 15.57	6,857	1.75 to 0.80	1.86	-7.17 to -8.05
	2014		235	17.78 to 16.78	8,311	1.75 to 0.80	1.98	-3.38 to -4.29
	2013		238	18.57 to 17.36	8,955	1.75 to 0.80	1.47	28.81 to 26.45
	2012		274	14.42 to 13.35	8,009	1.75 to 0.80	2.14	20.77 to 19.62

Global Trust Series II	2016		306	19.42 to 12.39	5,967	1.90 to 1.00	4.30	8.15 to 7.18
	2015		348	18.12 to 11.46	6,297	1.90 to 1.00	1.63	-7.54 to -8.37
	2014		452	19.78 to 12.39	8,890	1.90 to 1.00	2.96	-0.84 to -0.98
	2013		245	21.98 to 20.86	5,298	1.85 to 1.40	1.33	29.02 to 28.44
	2012		262	17.04 to 16.24	4,392	1.85 to 1.40	1.97	19.81 to 19.27

Health Sciences Trust Series I	2016		58	55.87 to 52.89	3,127	1.75 to 1.40	0.07	-11.82 to - 12.12
	2015		68	63.36 to 60.19	4,228	1.75 to 1.40	0.00	11.13 to 10.74
	2014		75	57.01 to 54.35	4,158	1.75 to 1.40	0.00	30.00 to 29.54
	2013		81	43.86 to 41.95	3,484	1.75 to 1.40	0.00	48.98 to 48.46
	2012		80	29.44 to 28.26	2,304	1.75 to 1.40	0.00	30.11 to 29.65

Health Sciences Trust Series II	2016		200	55.78 to 24.04	10,935	1.90 to 1.00	0.00	-11.66 to - 12.45
	2015		254	63.71 to 27.21	15,881	1.90 to 1.00	0.00	11.38 to 10.38
	2014		257	57.72 to 24.43	14,599	1.90 to 1.00	0.00	30.24 to 29.07
	2013		278	44.72 to 18.76	12,358	1.90 to 1.00	0.00	47.95 to 38.97
	2012		313	30.23 to 12.57	9,405	1.90 to 1.00	0.00	29.16 to 0.52

High Yield Trust Series I	2016		83	21.22 to 13.34	1,779	1.75 to 0.80	6.75	15.34 to 14.25
	2015		98	18.58 to 11.56	1,843	1.75 to 0.80	7.19	-9.05 to -9.91
	2014		112	20.62 to 12.71	2,373	1.75 to 0.80	6.56	-0.68 to -1.62
	2013		115	20.96 to 12.80	2,466	1.75 to 0.80	6.60	6.64 to 2.41
	2012		109	23.95 to 19.65	2,401	1.75 to 1.40	7.78	17.33 to 16.92

High Yield Trust Series II	2016		288	24.16 to 13.94	6,630	1.90 to 1.00	6.55	15.00 to 13.97
	2015		331	21.34 to 12.12	6,500	1.85 to 1.00	6.75	-9.46 to -10.22
	2014		368	23.62 to 13.39	8,111	1.90 to 1.00	5.88	-1.24 to -2.12
	2013		429	24.13 to 13.56	10,149	1.90 to 1.00	6.74	6.32 to 4.87
	2012		314	22.70 to 12.64	7,170	1.90 to 1.00	7.41	16.62 to 1.09

International Core Trust Series I	2016	(l)	0	12.24 to 11.74	0	1.75 to 1.00	25.42	0.41 to -0.19
	2015		78	12.19 to 11.76	1,218	1.75 to 1.00	2.85	-6.39 to -7.09
	2014		86	13.20 to 12.66	1,425	1.75 to 0.80	3.59	-7.44 to -8.32
	2013		84	14.27 to 13.80	1,510	1.75 to 0.80	2.68	23.38 to 22.82
	2012		102	11.51 to 11.24	1,468	1.75 to 0.80	2.71	14.13 to 13.04

International Core Trust Series II	2016	(m)	0	16.41 to 13.76	0	1.85 to 1.00	21.50	0.25 to -0.44
	2015		100	16.49 to 13.73	1,676	1.85 to 1.00	2.82	-6.56 to -7.35
	2014		78	17.68 to 14.69	1,415	1.90 to 1.00	3.45	-7.84 to -8.67
	2013		70	19.36 to 15.94	1,389	1.90 to 1.00	2.44	22.97 to 22.43
	2012		84	15.81 to 12.90	1,362	1.90 to 1.00	2.39	12.65 to 3.23

International Equity Index Trust B Series I	2016		52	13.42 to 13.23	692	1.75 to 1.40	2.58	3.00 to 2.64
	2015		58	13.03 to 12.89	751	1.75 to 1.40	2.12	-7.22 to -7.55
	2014		79	14.05 to 13.94	1,111	1.75 to 1.40	3.37	-5.94 to -6.27
	2013		73	14.94 to 14.88	1,084	1.75 to 1.40	2.38	12.96 to 12.57
	2012		81	13.22 to 13.21	1,068	1.75 to 1.40	6.96	5.78 to 5.72

International Equity Index Trust B Series II	2016		185	13.21 to 13.07	2,439	1.85 to 1.00	2.43	3.20 to 2.33
	2015		202	12.80 to 12.77	2,606	1.85 to 1.00	2.14	-7.05 to -7.84
	2014		217	13.84 to 13.77	3,029	1.90 to 1.00	2.66	-5.75 to -6.59
	2013		253	14.82 to 14.61	3,757	1.90 to 1.00	2.10	12.41 to 12.17
	2012		323	13.21 to 12.90	4,274	1.90 to 1.00	6.11	5.66 to 3.23

International Equity Index Trust B Series NAV	2016		96	10.89 to 10.42	1,027	1.85 to 1.40	2.65	2.98 to 2.52
	2015		109	10.57 to 10.17	1,127	1.85 to 1.40	2.28	-7.11 to -7.53
	2014		132	11.38 to 10.99	1,479	1.85 to 1.40	2.64	-5.90 to -6.32
	2013		211	12.09 to 11.74	2,518	1.85 to 1.40	2.43	12.95 to 12.44
	2012		225	10.71 to 10.44	2,386	1.85 to 1.40	1.24	16.12 to 15.59

International Growth Stock Trust Series II	2016		175	13.96 to 13.75	2,442	1.85 to 1.00	1.45	-2.43 to -3.26
	2015		210	14.30 to 14.21	3,013	1.85 to 1.00	1.66	-3.50 to -4.32
	2014		178	14.84 to 14.82	2,654	1.90 to 1.00	1.62	-0.99 to -1.88
	2013		174	15.12 to 14.97	2,638	1.90 to 1.00	1.04	16.63 to 16.16
	2012		188	12.97 to 12.72	2,438	1.90 to 1.00	3.02	3.73 to 1.78

International Small Company Trust Series I	2016		83	17.91 to 17.47	1,477	1.75 to 1.40	1.89	3.44 to 3.08
	2015		95	17.31 to 16.95	1,637	1.75 to 1.40	1.80	5.06 to 4.70
	2014		104	16.99 to 16.19	1,718	1.75 to 0.80	1.28	-7.64 to -8.51
	2013		129	18.40 to 17.69	2,318	1.75 to 0.80	1.89	24.15 to 20.61
	2012		132	14.68 to 14.25	1,901	1.75 to 0.80	1.29	18.23 to 17.11

International Small Company Trust Series II	2016		172	17.10 to 16.24	2,987	1.85 to 1.00	1.70	3.66 to 2.78
	2015		203	16.64 to 15.67	3,425	1.85 to 1.00	1.63	5.33 to 4.44

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Small Company Trust Series II	2014	206	$15.89 to $ 14.88	$3,327	1.90 % to 1.00%	1.17%	-8.02 % to - 8.84%
	2013	237	17.43 to 16.17	4,197	1.90 to 1.00	1.51	23.65 to 20.22
	2012	304	14.10 to 12.96	4,329	1.90 to 1.00	1.11	16.75 to 3.71

International Value Trust Series I	2016	262	18.30 to 13.10	5,003	1.75 to 1.00	2.52	11.12 to 10.29
	2015	227	17.48 to 16.59	3,921	1.75 to 1.40	1.79	-9.10 to -9.41
	2014	249	18.32 to 13.10	4,752	1.75 to 0.80	2.69	-13.21 to -14.03
	2013	281	21.30 to 15.09	6,204	1.75 to 0.80	1.73	24.46 to 23.96
	2012	312	17.19 to 12.06	5,548	1.75 to 0.80	2.59	18.43 to 17.30

International Value Trust Series II	2016	367	20.22 to 14.12	7,666	1.85 to 1.00	2.14	10.83 to 9.89
	2015	362	18.40 to 12.74	6,772	1.85 to 1.00	1.46	-8.86 to -9.64
	2014	402	20.24 to 13.98	8,324	1.90 to 1.00	2.38	-13.52 to -14.30
	2013	516	23.61 to 16.17	12,422	1.90 to 1.00	1.49	24.00 to 23.52
	2012	622	19.11 to 12.97	12,111	1.90 to 1.00	2.48	16.82 to 3.77

Investment Quality Bond Trust Series I	2016	115	21.77 to 17.00	3,252	1.75 to 0.80	2.17	3.46 to 2.48
	2015	125	21.24 to 16.43	3,435	1.75 to 0.80	1.80	-1.61 to -2.54
	2014	153	21.80 to 16.70	4,217	1.75 to 0.80	2.95	4.63 to 3.64
	2013	171	21.03 to 15.96	4,601	1.75 to 0.80	3.67	-2.90 to -3.62
	2012	190	21.82 to 16.40	5,325	1.75 to 0.80	2.01	6.72 to 5.71

Investment Quality Bond Trust Series II	2016	826	18.72 to 12.71	15,227	1.85 to 1.00	1.96	3.05 to 2.17
	2015	903	18.32 to 12.33	16,298	1.85 to 1.00	1.59	-2.00 to -2.83
	2014	1,016	18.73 to 12.59	18,879	1.90 to 1.00	2.73	4.22 to 3.28
	2013	1,120	18.14 to 12.08	20,372	1.90 to 1.00	3.52	-3.17 to -3.88
	2012	1,186	18.87 to 12.45	22,845	1.90 to 1.00	1.87	5.26 to -0.39

Lifestyle Aggressive MVP Series I	2016	22	21.87 to 16.42	461	1.75 to 1.40	1.67	0.54 to 0.19
	2015	23	21.75 to 16.39	478	1.75 to 1.40	1.72	-7.16 to -7.48
	2014	30	23.43 to 17.72	676	1.75 to 1.40	1.94	-0.01 to -0.36
	2013	117	23.43 to 17.78	2,469	1.75 to 1.40	2.34	24.96 to 24.52
	2012	130	18.75 to 14.28	2,191	1.75 to 1.40	1.29	14.98 to 14.58

Lifestyle Aggressive MVP Series II	2016	262	20.14 to 15.01	5,529	1.85 to 1.00	1.53	0.65 to -0.20
	2015	279	20.18 to 14.91	5,851	1.85 to 1.00	1.54	-6.99 to -7.78
	2014	412	21.75 to 16.03	9,216	1.90 to 1.00	1.95	0.29 to -0.61
	2013	1,298	21.88 to 15.99	29,176	1.90 to 1.00	2.17	24.06 to 21.37
	2012	1,511	17.64 to 12.77	27,254	1.90 to 1.00	1.16	14.23 to 2.18

Lifestyle Aggressive Trust PS Series I	2016	88	13.94 to 13.80	1,222	1.75 to 1.40	1.67	8.03 to 7.65
	2015	101	12.91 to 12.82	1,294	1.75 to 1.40	1.66	-2.92 to -3.26
	2014	129	13.30 to 13.25	1,710	1.75 to 1.40	2.49	3.95 to 3.59

Lifestyle Aggressive Trust PS Series II	2016	981	14.03 to 13.67	13,553	1.85 to 1.00	1.52	8.26 to 7.34
	2015	1,018	12.96 to 12.73	13,054	1.85 to 1.00	1.54	-2.73 to -3.56
	2014	1,146	13.32 to 13.19	15,190	1.90 to 1.00	2.31	4.16 to 3.23

Lifestyle Balanced MVP Series I	2016	369	19.67 to 16.83	8,322	1.75 to 0.80	2.05	3.96 to 2.98
	2015	422	19.10 to 16.19	9,273	1.75 to 0.80	2.37	-3.03 to -3.95
	2014	451	19.89 to 16.69	10,286	1.75 to 0.80	2.20	3.46 to 2.48
	2013	1,295	19.41 to 16.13	27,826	1.75 to 0.80	2.74	10.83 to 9.82
	2012	1,417	17.51 to 14.42	27,608	1.75 to 0.80	2.31	10.97 to 9.92

Lifestyle Balanced MVP Series II	2016	12,927	20.83 to 16.48	242,464	1.90 to 0.35	1.85	4.25 to 2.65
	2015	14,249	20.29 to 15.81	259,652	1.90 to 0.35	2.12	-2.73 to -4.23
	2014	15,841	16.76 to 16.26	303,810	2.10 to 0.35	2.05	3.67 to 1.87
	2013	43,843	16.45 to 15.68	831,975	2.10 to 0.35	2.53	12.15 to 10.20
	2012	48,964	14.93 to 13.98	846,289	2.10 to 0.35	2.03	11.31 to 9.37

Lifestyle Balanced Trust PS Series I	2016	969	13.88 to 13.48	13,205	1.75 to 0.80	2.19	5.26 to 4.27
	2015	1,068	13.19 to 12.93	13,907	1.75 to 0.80	2.31	-0.75 to -1.69
	2014	1,196	13.29 to 13.15	15,793	1.75 to 0.80	3.16	5.11 to 4.12

Lifestyle Balanced Trust PS Series II	2016	26,359	15.29 to 13.98	372,542	2.00 to 0.35	2.01	5.52 to 3.79
	2015	29,232	14.74 to 13.25	398,946	2.00 to 0.35	2.10	-0.57 to -2.20
	2014	32,614	15.07 to 13.33	455,631	2.00 to 0.35	2.85	5.37 to 3.65
	2013	505	14.54 to 12.65	7,423	2.00 to 0.35	2.26	10.45 to 1.19
	2012	396	13.63 to 13.16	5,272	2.00 to 0.80	1.08	9.66 to 8.34

Lifestyle Conservative MVP Series I	2016	86	21.12 to 17.01	2,220	1.75 to 0.80	2.36	3.75 to 2.77
	2015	91	20.55 to 16.40	2,282	1.75 to 0.80	2.43	-0.75 to -1.69
	2014	101	20.91 to 16.52	2,614	1.75 to 0.80	2.07	4.18 to 3.19
	2013	334	20.26 to 15.86	7,761	1.75 to 0.80	3.26	2.31 to 2.07
	2012	413	19.85 to 15.39	9,366	1.75 to 0.80	2.73	7.65 to 6.62

Lifestyle Conservative MVP Series II	2016	3,300	19.20 to 17.07	58,550	1.90 to 0.35	2.13	3.95 to 2.35
	2015	3,577	18.76 to 13.17	63,464	1.90 to 1.00	2.23	-1.15 to -2.03
	2014	4,090	16.51 to 14.83	75,095	2.10 to 0.35	2.07	4.47 to 2.66
	2013	10,438	15.80 to 14.45	188,109	2.10 to 0.35	3.03	3.33 to 1.54
	2012	12,375	15.29 to 14.23	220,024	2.10 to 0.35	2.63	7.89 to 6.00

Lifestyle Conservative Trust PS Series I	2016	263	13.51 to 13.12	3,477	1.75 to 0.80	2.67	3.56 to 2.58
	2015	280	13.04 to 12.79	3,592	1.75 to 0.80	2.64	-0.63 to -1.57

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Conservative Trust PS Series I	2014	294	$13.13 to $ 12.99	$3,834	1.75 % to 0.80%	3.34%	4.70 % to 3.71%

Lifestyle Conservative Trust PS Series II	2016	5,659	13.86 to 13.61	76,609	2.00 to 0.35	2.39	3.81 to 2.11
	2015	6,357	13.58 to 13.11	84,200	2.00 to 0.35	2.33	-0.38 to -2.01
	2014	7,228	13.85 to 13.16	97,731	2.00 to 0.35	3.08	5.04 to 3.33
	2013	306	13.41 to 12.53	4,189	2.00 to 0.35	2.27	1.80 to 0.20
	2012	294	13.35 to 13.17	3,923	2.00 to 0.80	1.31	6.67 to 5.39

Lifestyle Growth MVP Series I	2016	202	17.72 to 16.25	4,326	1.75 to 0.80	1.89	2.52 to 1.55
	2015	212	17.45 to 15.85	4,447	1.75 to 0.80	2.00	-5.29 to -6.19
	2014	248	18.60 to 16.73	5,422	1.75 to 0.80	2.10	1.35 to 0.39
	2013	791	18.53 to 16.51	16,912	1.75 to 0.80	2.35	17.27 to 15.33
	2012	952	15.80 to 13.95	17,333	1.75 to 0.80	1.78	12.96 to 11.88

Lifestyle Growth MVP Series II	2016	13,685	15.80 to 14.59	253,367	2.00 to 0.35	1.62	2.78 to 1.10
	2015	15,417	15.37 to 14.43	279,176	2.00 to 0.35	1.88	-5.15 to -6.70
	2014	17,851	17.86 to 16.21	345,466	2.10 to 0.35	1.94	1.68 to -0.08
	2013	52,807	17.88 to 15.94	1,025,006	2.10 to 0.35	2.24	18.67 to 16.61
	2012	57,177	15.33 to 13.43	950,403	2.10 to 0.35	1.62	13.19 to 11.21

Lifestyle Growth Trust PS Series I	2016	673	14.12 to 13.72	9,328	1.75 to 0.80	1.88	6.38 to 5.37
	2015	730	13.27 to 13.02	9,557	1.75 to 0.80	2.21	-0.91 to -1.85
	2014	751	13.40 to 13.26	9,990	1.75 to 0.80	2.89	5.32 to 4.32

Lifestyle Growth Trust PS Series II	2016	38,102	16.30 to 14.23	552,007	2.00 to 0.35	1.81	6.64 to 4.90
	2015	38,175	15.53 to 13.35	526,704	2.00 to 0.35	1.93	-0.60 to -2.23
	2014	41,887	15.89 to 13.43	592,594	2.00 to 0.35	2.69	5.51 to 3.79
	2013	836	15.31 to 12.73	13,029	2.00 to 0.35	1.49	16.51 to 1.81
	2012	723	13.82 to 13.14	9,600	2.00 to 0.80	0.85	11.55 to 10.21

Lifestyle Moderate MVP Series I	2016	144	20.82 to 17.60	3,620	1.75 to 0.80	2.09	4.46 to 3.47
	2015	183	20.12 to 16.84	4,261	1.75 to 0.80	2.46	-1.70 to -2.63
	2014	198	20.67 to 17.14	4,698	1.75 to 0.80	2.48	4.10 to 3.12
	2013	412	20.04 to 16.46	9,425	1.75 to 0.80	2.76	8.31 to 7.71
	2012	522	18.50 to 15.05	10,921	1.75 to 0.80	2.43	9.78 to 8.74

Lifestyle Moderate MVP Series II	2016	5,330	25.36 to 20.51	98,063	1.90 to 0.45	1.89	4.65 to 3.14
	2015	5,793	24.23 to 19.88	105,231	1.90 to 0.45	2.23	-1.57 to -2.98
	2014	6,178	16.91 to 16.24	117,227	2.10 to 0.35	2.14	4.32 to 2.51
	2013	15,911	16.21 to 15.84	297,846	2.10 to 0.35	2.63	9.59 to 7.69
	2012	18,074	14.80 to 14.71	314,675	2.10 to 0.35	2.26	10.11 to 8.19

Lifestyle Moderate Trust PS Series I	2016	215	13.76 to 13.36	2,902	1.75 to 0.80	2.26	4.66 to 3.67
	2015	270	13.15 to 12.89	3,505	1.75 to 0.80	2.35	-0.70 to -1.64
	2014	307	13.24 to 13.11	4,030	1.75 to 0.80	3.10	5.06 to 4.07

Lifestyle Moderate Trust PS Series II	2016	9,304	14.93 to 13.87	129,752	2.00 to 0.35	2.12	4.91 to 3.20
	2015	10,422	14.47 to 13.22	141,009	2.00 to 0.35	2.16	-0.45 to -2.08
	2014	11,808	14.77 to 13.28	163,352	2.00 to 0.35	2.92	5.24 to 3.52
	2013	496	14.27 to 12.62	7,174	2.00 to 0.35	2.35	7.94 to 0.93
	2012	411	13.56 to 13.22	5,487	2.00 to 0.80	1.35	8.68 to 7.37

Mid Cap Index Trust Series I	2016	34	38.99 to 36.73	1,292	1.75 to 1.40	1.19	18.44 to 18.03
	2015	39	32.92 to 31.12	1,275	1.75 to 1.40	0.97	-3.95 to -4.28
	2014	42	32.51 to 26.32	1,422	1.75 to 0.80	1.00	8.47 to 7.45
	2013	43	30.26 to 24.27	1,352	1.75 to 0.80	1.07	30.72 to 24.50
	2012	46	23.15 to 18.39	1,096	1.75 to 0.80	1.33	16.54 to 15.43

Mid Cap Index Trust Series II	2016	292	33.07 to 20.67	9,570	1.85 to 1.00	0.98	18.73 to 17.72
	2015	325	28.09 to 17.41	9,057	1.85 to 1.00	0.80	-3.77 to -4.58
	2014	345	29.25 to 18.09	10,054	1.90 to 1.00	0.72	8.03 to 7.07
	2013	443	27.32 to 16.75	12,210	1.90 to 1.00	0.86	30.26 to 24.08
	2012	502	20.98 to 12.74	10,639	1.90 to 1.00	1.23	15.08 to 1.92

Mid Cap Stock Trust Series I	2016	226	26.75 to 20.05	6,046	1.75 to 0.80	0.00	-0.21 to -1.16
	2015	258	27.06 to 20.10	6,958	1.75 to 0.80	0.00	2.18 to 1.21
	2014	309	26.74 to 19.67	8,229	1.75 to 0.80	0.10	7.16 to 6.14
	2013	361	25.19 to 18.36	9,061	1.75 to 0.80	0.04	34.45 to 29.46
	2012	413	18.74 to 13.52	7,686	1.75 to 0.80	0.00	21.23 to 20.08

Mid Cap Stock Trust Series II	2016	329	31.60 to 18.69	10,556	1.90 to 1.00	0.00	-0.59 to -1.48
	2015	389	32.08 to 18.80	12,434	1.90 to 1.00	0.00	1.73 to 0.81
	2014	429	31.82 to 18.48	13,579	1.90 to 1.00	0.00	6.75 to 5.79
	2013	552	30.08 to 17.31	16,515	1.90 to 1.00	0.00	33.94 to 29.03
	2012	626	22.46 to 12.81	14,073	1.90 to 1.00	0.00	19.70 to 2.48

Mid Value Trust Series I	2016	105	31.56 to 30.30	3,278	1.75 to 1.40	1.16	22.30 to 21.87
	2015	109	25.81 to 24.86	2,776	1.75 to 1.40	1.09	-4.78 to -5.11
	2014	121	31.04 to 26.20	3,252	1.75 to 0.80	0.69	9.72 to 8.69
	2013	137	28.29 to 24.10	3,384	1.75 to 0.80	1.00	29.12 to 23.42
	2012	156	21.70 to 18.67	2,973	1.75 to 0.80	0.82	18.58 to 17.45

Mid Value Trust Series II	2016	293	31.08 to 29.49	8,910	1.85 to 1.40	0.93	22.05 to 21.51
	2015	315	25.46 to 24.27	7,885	1.85 to 1.40	0.84	-4.98 to -5.41

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Mid Value Trust Series II	2014		375	$26.80 to $ 25.66	$9,893	1.85 % to 1.40%	0.52%	8.86 % to 8.37%
	2013		444	24.62 to 23.67	10,756	1.85 to 1.40	0.79	29.31 to 28.73
	2012		538	19.04 to 18.39	10,102	1.85 to 1.40	0.63	17.62 to 17.09

Money Market Trust B Series NAV	2016	(o)	0	11.69 to 11.22	0	1.85 to 1.40	0.14	-0.42 to -0.56
	2015		113	11.73 to 11.28	1,304	1.85 to 1.40	0.00	-1.39 to -1.83
	2014		128	11.90 to 11.50	1,500	1.85 to 1.40	0.00	-1.39 to -1.83
	2013		203	12.07 to 11.71	2,423	1.85 to 1.40	0.01	-1.38 to -1.82
	2012		270	12.24 to 11.93	3,266	1.85 to 1.40	0.04	-1.35 to -1.80

Money Market Trust Series I	2016		179	11.70 to 11.64	2,621	1.75 to 1.00	0.07	-0.92 to -1.66
	2015		195	11.90 to 11.75	2,922	1.75 to 1.00	0.00	-0.99 to -1.73
	2014		238	12.11 to 12.03	3,675	1.75 to 0.80	0.00	-0.79 to -1.73
	2013		317	12.32 to 12.12	4,997	1.75 to 0.80	0.00	-0.79 to -1.73
	2012		516	12.54 to 12.22	8,141	1.75 to 0.80	0.00	-0.79 to -1.74

Money Market Trust Series II	2016		1,343	12.00 to 10.90	15,410	1.90 to 1.00	0.00	-1.00 to -1.88
	2015		1,565	12.12 to 11.11	18,239	1.90 to 1.00	0.00	-0.99 to -1.88
	2014		2,032	12.32 to 11.32	24,079	1.90 to 0.35	0.00	-0.35 to -1.88
	2013		2,775	12.37 to 11.54	33,311	1.90 to 0.35	0.00	-0.34 to -1.88
	2012		3,931	12.41 to 11.76	47,900	1.90 to 0.35	0.00	-0.34 to -1.88

Money-Market Trust Series NAV	2016	(e)	89	12.40 to 12.37	1,096	1.75 to 1.40	0.15	-0.83 to -1.06

Mutual Shares Trust Series I	2016		39	19.32 to 18.08	749	1.55 to 0.80	6.62	15.78 to 14.91
	2015		44	16.69 to 15.73	720	1.55 to 0.80	2.07	-5.44 to -6.15
	2014		46	17.65 to 16.76	802	1.55 to 0.80	3.24	6.43 to 5.64
	2013		49	16.58 to 15.87	798	1.55 to 0.80	1.39	26.37 to 21.65
	2012		53	13.02 to 12.55	691	1.55 to 0.80	1.45	13.11 to 12.26

PIMCO All Asset(e)	2016		75	19.12 to 18.06	1,406	1.85 to 1.40	2.05	11.02 to 10.52
	2015		120	17.22 to 16.34	2,013	1.85 to 1.40	2.89	-10.58 to - 10.98
	2014		138	19.26 to 18.36	2,608	1.85 to 1.40	4.55	-1.15 to -1.60
	2013		178	19.49 to 18.66	3,420	1.85 to 1.40	4.12	-1.49 to -1.93
	2012		197	19.78 to 19.02	3,841	1.85 to 1.40	4.48	13.04 to 12.53

Real Estate Securities Trust Series I	2016		42	53.00 to 49.15	2,158	1.75 to 1.40	3.36	5.43 to 5.07
	2015		44	50.27 to 46.78	2,187	1.75 to 1.40	1.78	1.25 to 0.89
	2014		53	49.65 to 46.37	2,605	1.75 to 1.40	1.59	29.90 to 29.45
	2013		62	38.22 to 35.82	2,340	1.75 to 1.40	1.86	-1.49 to -1.84
	2012		68	38.80 to 36.49	2,586	1.75 to 1.40	1.66	15.62 to 15.21

Real Estate Securities Trust Series II	2016		186	40.12 to 17.67	7,197	1.85 to 1.00	3.10	5.63 to 4.74
	2015		212	38.31 to 16.72	7,870	1.85 to 1.00	1.67	1.45 to 0.59
	2014		244	37.84 to 16.49	8,749	1.90 to 1.00	1.37	30.22 to 29.05
	2013		306	29.32 to 12.66	8,669	1.90 to 1.00	1.60	-2.25 to -3.33
	2012		341	30.00 to 12.84	9,983	1.90 to 1.00	1.50	14.87 to 2.69

Real Return Bond Trust Series II	2016	(k)	0	17.73 to 16.95	0	1.75 to 1.40	0.00	3.32 to 3.20
	2015		195	17.16 to 16.21	3,278	1.85 to 1.40	5.89	-4.45 to -4.88
	2014		238	17.96 to 17.05	4,189	1.85 to 1.40	2.80	3.08 to 2.62
	2013		305	17.43 to 16.61	5,208	1.85 to 1.40	2.21	-10.68 to - 11.09
	2012		423	19.51 to 18.68	8,110	1.85 to 1.40	1.57	7.07 to 6.58

Science & Technology Trust Series I	2016		249	29.15 to 9.89	6,068	1.75 to 1.40	0.00	6.88 to 6.51
	2015		284	27.27 to 9.29	6,478	1.75 to 1.40	0.00	5.21 to 4.84
	2014		325	25.92 to 8.86	6,845	1.75 to 1.40	0.00	11.32 to 10.94
	2013		363	23.28 to 7.99	6,842	1.75 to 1.40	0.00	41.54 to 41.04
	2012		418	16.45 to 5.66	5,528	1.75 to 1.40	0.00	8.91 to 8.52

Science & Technology Trust Series II	2016		209	29.48 to 22.75	6,247	1.90 to 1.00	0.00	7.08 to 6.12
	2015		228	27.78 to 21.25	6,379	1.90 to 1.00	0.00	5.43 to 4.49
	2014		210	26.59 to 20.15	5,562	1.90 to 1.00	0.00	11.58 to 10.58
	2013		230	24.05 to 18.06	5,552	1.90 to 1.00	0.00	40.57 to 37.66
	2012		296	17.11 to 12.73	5,103	1.90 to 1.00	0.00	8.14 to 1.86

Short Term Government Income Trust Series I	2016		231	12.24 to 11.96	2,816	1.75 to 1.40	1.58	-0.83 to -1.17
	2015		245	12.34 to 12.10	3,010	1.75 to 1.40	1.67	-0.76 to -1.10
	2014		289	12.44 to 12.24	3,584	1.75 to 1.40	1.87	-0.26 to -0.61
	2013		359	12.47 to 12.31	4,459	1.75 to 1.40	1.76	-2.24 to -2.58
	2012		626	12.76 to 12.64	7,969	1.75 to 1.40	1.60	-0.21 to -0.56

Short Term Government Income Trust Series II	2016		344	12.07 to 11.72	4,094	1.85 to 1.00	1.22	-0.55 to -1.39
	2015		476	12.13 to 11.89	5,729	1.85 to 1.00	1.69	-0.64 to -1.48
	2014		384	12.21 to 12.04	4,685	1.90 to 1.00	1.68	-0.06 to -0.96
	2013		511	12.22 to 12.16	6,295	1.90 to 1.00	1.74	-2.05 to -2.92
	2012		583	12.52 to 12.47	7,349	1.90 to 1.00	1.41	-0.22 to -0.90

Small Cap Growth Trust Series I	2016		1	20.03 to 19.68	18	1.00 to 0.80	0.00	1.48 to 1.27
	2015		1	19.74 to 19.43	18	1.00 to 0.80	0.00	-9.58 to -9.76
	2014		1	21.83 to 20.73	21	1.55 to 0.80	0.00	6.71 to 5.92
	2013		1	20.46 to 19.57	21	1.55 to 0.80	0.00	41.87 to 34.84
	2012		1	14.31 to 13.80	15	1.55 to 0.80	0.00	15.53 to 14.67

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Cap Growth Trust Series II	2016	105	$25.17 to $ 17.79	$2,582	1.90 % to 1.00%	0.00	1.13 % to 0.22%
	2015	120	25.12 to 17.60	2,910	1.90 to 1.00	0.00	-9.96 to -10.77
	2014	121	28.15 to 19.54	3,278	1.90 to 1.00	0.00	6.27 to 5.32
	2013	147	26.72 to 18.39	3,828	1.90 to 1.00	0.00	41.09 to 34.45
	2012	144	18.94 to 12.92	2,654	1.90 to 1.00	0.00	14.09 to 3.34

Small Cap Index Trust Series I	2016	8	29.73 to 28.95	228	1.75 to 1.40	1.04	19.29 to 18.88
	2015	14	24.92 to 24.35	346	1.75 to 1.40	0.87	-5.90 to -6.23
	2014	20	26.49 to 25.97	534	1.75 to 1.40	0.96	3.14 to 2.77
	2013	19	25.68 to 25.27	472	1.75 to 1.40	1.37	36.69 to 36.22
	2012	19	18.79 to 18.55	363	1.75 to 1.40	1.68	14.48 to 14.08

Small Cap Index Trust Series II	2016	209	30.54 to 28.59	6,275	1.85 to 1.40	0.96	19.03 to 18.49
	2015	218	25.66 to 24.13	5,515	1.85 to 1.40	0.76	-6.12 to -6.54
	2014	261	27.33 to 25.82	7,033	1.85 to 1.40	0.65	2.96 to 2.49
	2013	373	26.55 to 25.19	9,773	1.85 to 1.40	1.24	36.42 to 35.81
	2012	411	19.46 to 18.55	7,898	1.85 to 1.40	1.80	14.20 to 13.69

Small Cap Opportunities Trust Series I	2016	80	36.79 to 35.07	2,910	1.75 to 1.40	0.46	17.81 to 17.39
	2015	88	31.23 to 29.87	2,727	1.75 to 1.40	0.07	-6.48 to -6.81
	2014	97	33.39 to 32.06	3,196	1.75 to 1.40	0.05	0.96 to 0.61
	2013	115	33.07 to 31.86	3,766	1.75 to 1.40	0.59	38.21 to 37.73
	2012	50	23.93 to 23.13	1,186	1.75 to 1.40	0.00	15.21 to 14.81

Small Cap Opportunities Trust Series II	2016	187	33.79 to 19.96	6,550	1.85 to 1.00	0.26	18.06 to 17.06
	2015	215	28.87 to 16.91	6,156	1.85 to 1.00	0.00	-6.28 to -7.08
	2014	208	30.89 to 18.04	6,623	1.90 to 1.00	0.00	1.11 to 0.21
	2013	243	30.82 to 17.84	7,719	1.90 to 1.00	0.43	37.29 to 29.91
	2012	266	22.45 to 12.88	6,066	1.90 to 1.00	0.00	14.41 to 3.04

Small Cap Value Trust Series II	2016	119	31.83 to 21.24	3,762	1.85 to 1.00	0.48	21.23 to 20.21
	2015	123	26.48 to 17.52	3,239	1.85 to 1.00	0.24	-2.55 to -3.37
	2014	155	27.27 to 17.97	4,134	1.90 to 1.00	0.43	5.89 to 4.94
	2013	167	25.99 to 16.97	4,316	1.90 to 1.00	0.41	30.50 to 25.04
	2012	163	19.91 to 12.89	3,176	1.90 to 1.00	0.63	13.32 to 3.13

Small Company Value Trust Series I	2016	68	44.28 to 43.61	2,984	1.75 to 1.40	0.78	30.48 to 30.02
	2015	74	34.06 to 33.42	2,495	1.75 to 1.40	1.31	-6.91 to -7.24
	2014	82	36.71 to 35.90	2,954	1.75 to 1.40	0.03	-1.28 to -1.63
	2013	102	37.32 to 36.37	3,745	1.75 to 1.40	1.63	29.78 to 29.33
	2012	118	28.86 to 28.02	3,316	1.75 to 1.40	0.24	14.67 to 14.27

Small Company Value Trust Series II	2016	260	33.55 to 20.29	9,128	1.85 to 1.00	0.58	30.73 to 29.63
	2015	267	25.88 to 15.52	7,221	1.85 to 1.00	0.91	-6.73 to -7.52
	2014	334	27.81 to 16.64	9,453	1.90 to 1.00	0.00	-1.11 to -2.00
	2013	406	28.38 to 16.83	11,736	1.90 to 1.00	1.60	28.93 to 23.58
	2012	482	22.01 to 12.93	10,774	1.90 to 1.00	0.12	13.91 to 3.47

Strategic Income Opportunities Trust Series I	2016	150	22.71 to 21.72	3,392	1.75 to 1.40	2.36	3.66 to 3.30
	2015	165	21.91 to 21.03	3,610	1.75 to 1.40	2.35	-0.19 to -0.54
	2014	192	21.95 to 21.14	4,195	1.75 to 1.40	4.23	3.60 to 3.24
	2013	219	21.19 to 20.48	4,623	1.75 to 1.40	5.23	2.37 to 2.02
	2012	257	20.69 to 20.08	5,299	1.75 to 1.40	6.43	11.28 to 10.89

Strategic Income Opportunities Trust Series II	2016	328	21.20 to 13.96	7,140	1.85 to 1.00	2.15	3.94 to 3.06
	2015	364	20.57 to 13.43	7,653	1.85 to 1.00	2.17	0.01 to -0.84
	2014	388	20.63 to 13.43	8,196	1.90 to 1.00	4.07	3.80 to 2.87
	2013	420	20.06 to 12.94	8,609	1.90 to 1.00	5.07	1.66 to 0.42
	2012	480	19.73 to 12.61	9,645	1.90 to 1.00	6.13	10.48 to 0.91

Total Bond Market Trust B Series II	2016	259	12.56 to 12.14	3,194	1.90 to 1.00	2.30	1.17 to 0.26
	2015	421	12.42 to 12.11	5,180	1.90 to 1.00	2.49	-0.94 to -1.83
	2014	454	12.54 to 12.28	5,652	2.10 to 1.00	4.54	4.84 to 3.69
	2013	300	11.96 to 11.85	3,580	2.10 to 1.00	2.30	-3.74 to -4.79
	2012	560	12.44 to 12.42	6,971	2.10 to 1.00	4.52	-0.47 to -0.62

Total Bond Market Trust B Series NAV	2016	83	12.84 to 12.45	1,061	1.55 to 0.80	2.68	1.63 to 0.87
	2015	84	12.64 to 12.34	1,052	1.55 to 0.80	2.73	-0.50 to -1.24
	2014	92	12.70 to 12.49	1,164	1.55 to 0.80	3.17	5.21 to 4.43
	2013	97	12.07 to 11.96	1,167	1.55 to 0.80	3.52	-3.22 to -3.94
	2012	89	12.47 to 12.46	1,105	1.55 to 0.80	5.86	-0.24 to -0.36

Total Return Trust Series I	2015	0	24.49 to 22.97	0	1.75 to 1.40	37.77	1.60 to 1.49
	2014	378	22.64 to 16.59	8,880	1.75 to 0.80	3.18	3.90 to 2.92
	2013	450	22.00 to 15.96	10,259	1.75 to 0.80	2.89	-2.96 to -3.73
	2012	568	22.85 to 16.43	13,410	1.75 to 0.80	1.83	7.62 to 6.59

Total Return Trust Series II	2015	0	19.47 to 12.68	0	1.85 to 1.00	38.27	1.71 to 1.44
	2014	885	19.07 to 12.47	17,072	1.90 to 1.00	2.84	3.42 to 2.49
	2013	1,181	18.61 to 12.06	22,569	1.90 to 1.00	2.70	-3.25 to -4.07
	2012	1,471	19.40 to 12.46	29,267	1.90 to 1.00	1.79	6.24 to -0.34

Total Stock Market Index Trust Series I	2016	23	21.17 to 20.58	481	1.75 to 1.40	1.42	10.82 to 10.43
	2015	26	19.10 to 18.64	495	1.75 to 1.40	1.33	-2.02 to -2.36

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Total Stock Market Index Trust Series I	2014		26	$19.50 to $ 19.09	$505	1.75 % to 1.40%	1.14%	9.92 % to 9.54%
	2013		31	17.74 to 17.43	545	1.75 to 1.40	1.29	31.54 to 31.08
	2012		36	13.49 to 13.29	482	1.75 to 1.40	1.57	13.89 to 13.49

Total Stock Market Index Trust Series II	2016		180	27.89 to 26.11	4,856	1.85 to 1.40	1.22	10.59 to 10.10
	2015		211	25.22 to 23.71	5,150	1.85 to 1.40	1.07	-2.21 to -2.65
	2014		258	25.79 to 24.36	6,447	1.85 to 1.40	0.99	9.75 to 9.26
	2013		329	23.49 to 22.30	7,513	1.85 to 1.40	1.16	31.24 to 30.65
	2012		414	17.90 to 17.07	7,222	1.85 to 1.40	1.29	13.61 to 13.10

U.S. Equity Trust Series I	2016	(i)	0	18.18 to 17.90	0	1.75 to 1.40	6.84	4.10 to 3.81
	2015		543	17.46 to 17.24	9,606	1.75 to 1.40	1.90	-0.87 to -1.22
	2014		601	17.62 to 17.45	10,747	1.75 to 1.40	1.41	9.49 to 9.10
	2013		682	16.09 to 16.00	11,132	1.75 to 1.40	1.61	26.45 to 26.00
	2012		762	12.72 to 12.69	9,907	1.75 to 1.40	2.09	1.80 to 1.56

U.S. Equity Trust Series II	2016	(j)	0	18.02 to 17.74	0	1.75 to 1.40	6.55	3.93 to 3.64
	2015		44	17.34 to 17.12	767	1.75 to 1.40	2.55	-1.07 to -1.41
	2014		52	17.52 to 17.31	912	1.85 to 1.40	1.27	9.22 to 8.73
	2013		55	16.04 to 15.92	880	1.85 to 1.40	1.27	26.29 to 25.73
	2012		81	12.70 to 12.67	1,030	1.85 to 1.40	1.73	1.63 to 1.32

Ultra Short Term Bond Trust Series II	2016		1,816	11.95 to 11.16	20,932	2.00 to 1.00	1.69	-0.67 to -1.66
	2015		925	12.04 to 11.35	11,090	2.00 to 1.00	1.18	-1.14 to -2.13
	2014		979	12.26 to 11.35	11,972	2.10 to 0.35	1.11	-0.65 to -2.38
	2013		1,167	12.34 to 11.63	13,853	2.10 to 0.35	1.24	-0.61 to -2.34
	2012		589	12.42 to 11.91	7,126	2.10 to 0.35	1.16	0.02 to -1.73

Utilities Trust Series I	2016		53	28.44 to 26.92	1,459	1.75 to 1.40	4.58	9.81 to 9.42
	2015		53	25.90 to 24.61	1,315	1.75 to 1.40	2.92	-15.95 to - 16.24
	2014		61	30.82 to 29.38	1,828	1.75 to 1.40	3.00	11.02 to 10.64
	2013		63	27.76 to 26.55	1,712	1.75 to 1.40	1.97	18.89 to 18.47
	2012		75	23.35 to 22.41	1,713	1.75 to 1.40	3.62	12.07 to 11.67

Utilities Trust Series II	2016		76	43.15 to 40.40	3,113	1.85 to 1.40	4.48	9.62 to 9.13
	2015		74	39.36 to 37.02	2,773	1.85 to 1.40	2.68	-16.20 to - 16.58
	2014		97	46.97 to 44.37	4,351	1.85 to 1.40	2.77	10.85 to 10.35
	2013		115	42.37 to 40.21	4,682	1.85 to 1.40	1.78	18.68 to 18.14
	2012		138	35.70 to 34.04	4,750	1.85 to 1.40	3.41	11.78 to 11.27

Value Trust Series I	2016		87	41.94 to 23.60	4,116	1.75 to 0.80	0.75	14.84 to 13.75
	2015		94	36.87 to 20.55	3,872	1.75 to 0.80	0.53	-9.62 to -10.47
	2014		102	41.19 to 22.73	4,671	1.75 to 0.80	0.45	8.95 to 7.92
	2013		117	38.16 to 20.87	4,981	1.75 to 0.80	0.78	33.05 to 26.37
	2012		134	28.68 to 15.53	4,230	1.75 to 0.80	0.79	16.48 to 15.38

Value Trust Series II	2016		97	31.88 to 18.93	2,974	1.85 to 1.00	0.53	14.42 to 13.45
	2015		112	28.10 to 16.55	3,050	1.85 to 1.00	0.30	-10.03 to - 10.79
	2014		145	31.30 to 18.39	4,376	1.90 to 1.00	0.27	8.52 to 7.55
	2013		150	29.11 to 16.95	4,235	1.90 to 1.00	0.64	32.56 to 25.92
	2012		159	21.96 to 12.67	3,411	1.90 to 1.00	0.64	14.97 to 1.35

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Port folio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.

(g)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series II.

(h)	Sub-account available in prior year but no activity.

(i)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(j)

Terminated as an investment option and funds transferred to 500 Index Fund B Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(k)

Terminated as an investment option and funds transferred to Bond Trust Series II on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(l)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(m)

Terminated as an investment option and funds transferred to International Value Trust Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(n)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(o)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.00% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C

OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A
October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York
November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.
September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc
January 1, 2005	The Manufacturers Life Insurance Company of	John Hancock Life Insurance Company of New York
	New York Separate Account A	Separate Account A
January 1, 2005	The Manufacturers Life Insurance Company of	John Hancock Life Insurance Company of New York
	New York	Separate Account A.
January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC
January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC (“MSSLLC”) succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]

(b)	Exhibits

(1) (a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - incorporated by reference to Exhibit (b)(1)(a) to Form N-4, File No. 33-46217 filed February 25, 1998.

(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - incorporated by reference to Exhibit (b)(1)(b) to Form N-4, File No. 33-46217 filed February 25, 1998.

(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E - incorporated by reference to Exhibit (b)(1)(c) to Form N-4, File No. 33-46217 filed February 25, 1998.

(2)	Agreements for custody of securities and similar investments - NOT APPLICABLE.

(3) (a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(b)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

(c)	Amended and Restated Underwriting and Distribution Agreement dated December 1, 2009, incorporated by reference to Exhibit 24(b)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4) (a) (i)	Form of Specimen Flexible Payment Deferred Variable Annuity Contract and Form of Specifications Page (VENTURE-B.11.NY), incorporated by reference to Exhibit 24(b)(4)(a)(i) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(ii)	Form of Specimen Individual Modified Single Payment Deferred Variable Annuity Contract and Form of Specifications Page (VENTUREW-L.11.NY), incorporated by reference to Exhibit 24(b)(4)(a)(ii) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(b) (i)	Form of Income Plus For Life 6.11 Rider – single life Qual (BR001Q.11-NY), incorporated by reference to Exhibit 24(b)(4)(b)(i) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(ii)	Form of Income Plus For Life 6.11 Rider – single life NQ (BR001NQ.11-NY), incorporated by reference to Exhibit 24(b)(4)(b)(ii) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(iii)	Form of Income Plus For Life 6.11 Rider – joint life Qual (BR002Q.11-NY), incorporated by reference to Exhibit 24(b)(4)(b)(iii) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(iv)	Form of Income Plus For Life 6.11 Rider – joint life NQ (BR002NQ.11-NY), incorporated by reference to Exhibit 24(b)(4)(b)(iv) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(v)	Form of Annual Death Benefit Rider (BR010-R.11), incorporated by reference to Exhibit 24(b)(4)(b)(v) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(c) (i)	Specimen Endorsements to Contract (v24) – (i) ERISA Tax-Sheltered Annuity, (ii) Tax-Sheltered Annuity, (iii) Qualified Plan Endorsement Section 401 Plans, Benefits and Payments, (iv) Individual Retirement Annuity – previously filed as Exhibit as Exhibit 24(b)(4)(b) to post-effective amendment no. 5 to Registration Statement, File No. 033-79112, filed on April 29, 1998.

(ii)	Form of DCA Endorsement (END002.11-NY), incorporated by reference to Exhibit 24(b)(4)(c)(ii) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(iii)	Form of Endorsement for Section 401a Plans (END401A.11-NY), incorporated by reference to Exhibit 24(b)(4)(c)(iii) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(iv)	Form of Endorsement for IRAs (ENDIRA.11-NY), incorporated by reference to Exhibit 24(b)(4)(c)(iv) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(v)	Form of Endorsement for Roth IRAs (ENDROTH.11-NY), incorporated by reference to Exhibit 24(b)(4)(c)(v) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(vi)	Form of Endorsement for Simple IRAs (ENDSIMPLE.11-NY), incorporated by reference to Exhibit 24(b)(4)(c)(vi) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(5) (a)	Form of Specimen Application for Annuity Contract, incorporated by reference to Exhibit 24(b)(5)(a) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(6) (a) (i)	Declaration of Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(i) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

(ii)	Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(ii) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

(iii)	Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York—incorporated by reference to Exhibit (b)(6)(a)(iii) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005 - incorporated by reference to Exhibit (b)(6)(a)(iv) to post-effective amendment no. 1 to Form N-4 registration statement filed on Form N-4, File No. 333-138846, filed on May 1, 2007.

(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006 - incorporated by reference to Exhibit (b)(6)(a)(v) to post-effective amendment no. 1 to registration statement filed on Form N-4, File No. 333-138846, filed on May 1, 2007.

(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

(b) (i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(a)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

(b)	Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company, incorporated by reference to Exhibit 1(A)(8)(c) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, File No. 333-33351, filed on March 17, 1998.

(c) (i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(iii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion and Consent of Counsel as to the legality of the securities being registered, incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-169797, filed on February 22, 2011.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

(13) (a)	Powers of Attorney for Thomas Borshoff, James R. Boyle, Steven Finch, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen. - Incorporated by reference to Exhibit 24(b)(13)(a) to Form N-4, File No. 333-169797, filed on October 6, 2010.

(b)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(13)(b) to this Registration Statement, File No. 333-169797, filed on May 17, 2011.

(c)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(13)(c) to this Registration Statement, File No. 333-169797, filed on April 26, 2013.

(d)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(13)(d) to Post-Effective Amendment No. 2 to the Registration Statement, File No. 333-169797 filed on April 28, 2014.

(e)	Power of Attornery for Linda A. Davis Watters. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF FEBRUARY 7, 2017

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman, President, and Chief Executive Officer
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, and General Counsel
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Linda A. Davis Watters*	Director and Vice President
Andrew G. Arnott*	Executive Vice President
Peter Gordon*	Executive Vice President
Timothy W. Ramza*	Executive Vice President
Halina K. von dem Hagen**	Executive Vice President and Treasurer
John C.S. Anderson***	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Steven F. Dorval*	Senior Vice President
Barbara Goose*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
William McPadden***	Senior Vice President
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations, and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Martin Sheerin*	Senior Vice President and Chief Financial Officer
Anthony Teta*	Senior Vice President
Brooks Tingle***	Senior Vice President
Leo Zerilli*	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong*	Vice President
Kevin Askew*	Vice President
William D. Bertrand***	Vice President
Ann E. Birle†	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
Daniel C. Budde***	Vice President
Rick A. Carlson*	Vice President
Bob Carroll*	Vice President
Brian Collins*	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue†	Vice President
Melvyn D’Souza**	Vice President, Treasury
Paul Gallagher*	Vice President
Ann Gencarella***	Vice President and Derivatives Supervisory Officer
Richard Harris**	Vice President and Appointed Actuary
Ellie Harrison*	Vice President, US Human Resources
John Hatch*	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF FEBRUARY 7, 2017

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard*	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Natuapsky*	Vice President
Scott Navin***	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
E. David Pemstein***	Vice President
Charlie Philbrook*	Vice President and Chief Risk Officer
Tracy Polsgrove*	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Keri Rogers†	Vice President
Andrew Ross**	Vice President
Lisa Anne Ryan†	Vice President
Thomas Samoluk*	Vice President
Gordon Shone*	Vice President
Susan Simi***	Vice President
Rob Stanley*	Vice President
Tony Todisco*	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
R. Blake Witherington***	Vice President
Henry Wong***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Pre-Effective Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2016 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2016

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(3)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(4) (Alberta)
Manulife Property Limited Partnership II (Ontario)(5)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
72%
Manulife Asset Management (Thailand) Company Limited (Thailand)
28%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Asset Management Services Berhad (Malaysia)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2016 Manulife Financial Corporation (Canada) For External Use The Manufacturers John Hancock Life Insurance Reassurance Company Company Ltd. (Canada) (Bermuda) Manulife Asset Manulife Bank of PT Asuransi Management Manulife Holdings Manulife Holdings Canada Jiwa Manulife (North America) (1) (Bermuda) Limited (Alberta) Limited (Canada) Indonesia Limited 95% (Bermuda) (Alberta) (Indonesia) (Canada) Manulife Asset PT Manulife John Hancock First North American Manulife Financial Manufacturers Management Aset Manajemen Financial Insurance Company Asia Limited P&C Limited (Europe) Limited Indonesia Corporation (Canada) (Hong Kong) (Barbados) (England) (Indonesia) (Delaware) Manulife Asset Manulife Manulife Manulife Insurance Manufacturers Life The Manufacturers Management Berkshire Insurance International Life Insurance (Thailand) Public Reinsurance Limited Investment Holdings (Canada) Services Inc. Holdings Limited Company Company Limited (Barbados) Corporation Inc. (Ontario) (Thailand) 98% (Bermuda) (Japan) (Michigan) (Canada) 72% Manulife Asset Manulife Asset Manulife Manulife Asset JH Investments John Hancock Life John Hancock Management Management (Singapore) Management 28% Insurance Company John Hancock Manulife (Delaware) LLC (Thailand) Company (Japan) Limited Insurance Agency, Limited Pte. Ltd. Subsidiaries LLC Reinsurance Limited (Delaware) Limited (Japan) (U.S.A.) Inc. (Canada) (Singapore) (Delaware) (Bermuda) (Thailand) (Michigan) (Delaware) Manulife Asset Manulife Securities The Manufacturers John Hancock Management John Hancock John Hancock Manulife EIS Services Investment Services Life Insurance Co. (Singapore) Pte. Life & Health Insurance Company Reinsurance (Bermuda) Limited Inc. Financial Network, (Phils.), Inc. Ltd. Insurance Company of Vermont (Bermuda) Limited (Bermuda) (Canada) Inc. (Philippines) (Singapore) (Massachusetts) (Vermont) (Bermuda) (Massachusetts) 60% Manulife Asset Manulife Securities Manulife Chinabank Manulife Hancock Natural Management Manulife John Hancock Regional Power Inc. Incorporated Life Assurance (International) Resource Group, International (Vietnam) Limited Distributors LLC (Canada) (Ontario) Corporation Limited Inc. Holdings Limited (Vietnam) (Delaware) (Philippines) (Bermuda) (Delaware) (Barbados) 51% Manulife-Sinochem Manulife Asset NAL Resources Manulife Asset John Hancock Life Manulife Asset Manulife Assurance Life Insurance Management Management Management Insurance Company Management (US) Company of Canada Co. Ltd. (Vietnam) Company Limited (Hong Kong) Limited of New York LLC (Canada) (China) Limited (Canada) (Hong Kong) (New York) (Delaware) (Vietnam) 40% Manulife Western John Hancock Manulife Resources Manulife Asset Holdings Limited Manulife Holdings Manulife Investment John Hancock Limited Management (2) Partnership (5) Berhad* (Cambodia) PLC Management Advisers, LLC (Canada) 59.5% (Taiwan) Co., Ltd. 99.9% (Alberta) (Malaysia) (Cambodia) 60% Services, LLC (Delaware) (Taiwan) (Delaware) Manulife Property Manulife Asset Manulife Property Manulife Insurance John Hancock Limited Partnership Management Indirect Control Limited Partnership Berhad Funds, LLC (3) II Services Berhad Direct Control (Ontario) (4) (Malaysia) (Delaware) (Ontario) (Malaysia) (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (5) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of March 31, 2017, there were 2 qualified and 1 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, James C. Hoodlet***, George Revoir*, Alan Seghezzi***, Martin Sheerin*, Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210

**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

The Company is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement Pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 28th day of April, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Director and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Craig Bromley
Craig Bromley
Director and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 28th day of April, 2017.

Signature	Title

/s/ Craig Bromley	Chairman and President
Craig Bromley	(Principal Executive Officer)

/s/ Martin Sheerin	Senior Vice President and Chief Financial Officer
Martin Sheerin	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Michael Doughty

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

*	Director
Linda A. Davis Watters

*/s/ Thomas J. Loftus	Senior Counsel - Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

(b)(10)	Consent of Independent Registered Public Accounting Firm

(b)(13)(e)	Power of Attorney for Linda A. Davis Watters